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                                                                Exhibit 10.6


                                                                 EXECUTION COPY

================================================================================


                                CREDIT AGREEMENT

                          Dated as of February 12, 1998

                                      Among

                       THE MANAGEMENT NETWORK GROUP, INC.,

                          THE GUARANTORS NAMED HEREIN,

                            THE LENDERS NAMED HEREIN,

                                       and

                   THE CHASE MANHATTAN BANK, AS ADMINISTRATIVE
                              AND COLLATERAL AGENT

                                       and

                      IBJ SCHRODER BANK & TRUST COMPANY, AS
                                SYNDICATION AGENT

                                TABLE OF CONTENTS

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I.      DEFINITIONS..........................................................................1
        SECTION 1.01. Certain Defined Terms..................................................1
        SECTION 1.02. Accounting Terms......................................................20

II.     THE LOANS...........................................................................22
        SECTION 2.01. Term Loan Commitments and Revolving Credit Commitments................22
        SECTION 2.02. Loans.................................................................22
        SECTION 2.03. Notice of Loans.......................................................25
        SECTION 2.04. Notes; Repayment of Loans.............................................25
        SECTION 2.05. Interest on Loans.....................................................27
        SECTION 2.06. Fees..................................................................27
        SECTION 2.07. Termination and Reduction of Revolving Credit
                          Commitments and Term Loan Commitments.............................27
        SECTION 2.08. Interest on Overdue Amounts; Alternate Rate of Interest...............28
        SECTION 2.09. Prepayment of Loans...................................................29
        SECTION 2.10. Reserve Requirements; Change in Circumstances.........................32
        SECTION 2.11. Change in Legality....................................................35
        SECTION 2.12. Indemnity.............................................................36

        SECTION 2.13. Pro Rata Treatment; Assumption by and
                          Delegation of Authority to the Agent..............................36
        SECTION 2.14. Sharing of Setoffs....................................................38
        SECTION 2.15. Taxes.................................................................38
        SECTION 2.16. Payments and Computations.............................................41
        SECTION 2.17. Issuance of Letters of Credit.........................................41
        SECTION 2.18. Payment of Letters of Credit; Reimbursement...........................42
        SECTION 2.19. Agent's Actions with respect to Letters of Credit.....................44
        SECTION 2.20. Letter of Credit Fees.................................................44

III.    COLLATERAL SECURITY.................................................................45
        SECTION 3.01. Security Documents....................................................45
        SECTION 3.02. Filing and Recording..................................................45

IV.     REPRESENTATIONS AND WARRANTIES......................................................45
        SECTION 4.01. Organization, Legal Existence.........................................45
        SECTION 4.02. Authorization.........................................................46
        SECTION 4.03. Governmental Approvals................................................46
        SECTION 4.04. Binding Effect........................................................46
        SECTION 4.05. Material Adverse Change...............................................46
        SECTION 4.06. Litigation; Compliance with Laws; etc.................................47
        SECTION 4.07. Financial Statements..................................................47
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        SECTION 4.08. Federal Reserve Regulations...........................................48
        SECTION 4.09. Taxes.................................................................48
        SECTION 4.10. Employee Benefit Plans................................................49
        SECTION 4.11. No Material Misstatements.............................................50
        SECTION 4.12. Investment Company Act; Public Utility Holding Company Act............50
        SECTION 4.13. Security Interest.....................................................51
        SECTION 4.14. Use of Proceeds.......................................................51
        SECTION 4.15. Subsidiaries..........................................................51
        SECTION 4.16. Title to Properties; Possession Under Leases; Trademarks..............51
        SECTION 4.17. Solvency..............................................................52
        SECTION 4.18. Permits, etc..........................................................52
        SECTION 4.19. Compliance with Environmental Laws....................................53
        SECTION 4.20. No Change in Credit Criteria or Collection Policies...................53
        SECTION 4.21. Employee Matters......................................................54
        SECTION 4.22. Recapitalization......................................................54

V.      CONDITIONS OF CREDIT EVENTS.........................................................54
        SECTION 5.01. All Credit Events.....................................................54
        SECTION 5.02. First Borrowing.......................................................55

VI.     AFFIRMATIVE COVENANTS...............................................................60
        SECTION 6.01. Legal Existence.......................................................60
        SECTION 6.02. Businesses and Properties.............................................60
        SECTION 6.03. Insurance.............................................................61
        SECTION 6.04. Taxes.................................................................61
        SECTION 6.05. Financial Statements, Reports, etc....................................62
        SECTION 6.06. Litigation and Other Notices..........................................64
        SECTION 6.07. ERISA.................................................................65
        SECTION 6.08. Maintaining Records; Access to Properties and
                          Inspections; Right to Audit.......................................66
        SECTION 6.09. Use of Proceeds.......................................................66
        SECTION 6.10. Fiscal Year-End.......................................................66
        SECTION 6.11. Further Assurances....................................................67
        SECTION 6.12. Additional Grantors and Guarantors....................................67
        SECTION 6.13. Environmental Laws....................................................67
        SECTION 6.14. Perform Other Covenants...............................................69
        SECTION 6.15. Maintain Operating Accounts...........................................69
        SECTION 6.16. Purchase Price Adjustments............................................69
        SECTION 6.17. Amendments............................................................69
        SECTION 6.18. Interest Rate Protection..............................................69
        SECTION 6.19. Life Insurance........................................................70

VII.    NEGATIVE COVENANTS..................................................................70
        SECTION 7.01. Liens.................................................................70
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        SECTION 7.02. Sale and Lease-Back Transactions......................................71
        SECTION 7.03. Indebtedness..........................................................71
        SECTION 7.04. Dividends, Distributions and Payments.................................72
        SECTION 7.05. Consolidations, Mergers and Sales of Assets...........................72
        SECTION 7.06. Investments...........................................................72
        SECTION 7.07. Capital Expenditures..................................................73
        SECTION 7.08. Debt Service Coverage Ratio...........................................73
        SECTION 7.09. Leverage Ratio; EBITDA................................................74
        SECTION 7.10. Interest Coverage Ratio...............................................75
        SECTION 7.11. Business..............................................................75
        SECTION 7.12. Sales of Receivables..................................................75
        SECTION 7.13. Use of Proceeds.......................................................76
        SECTION 7.14. ERISA.................................................................76
        SECTION 7.15. Accounting Changes....................................................76
        SECTION 7.16. Prepayment or Modification of Indebtedness;
                          Modification of Charter Documents.................................76
        SECTION 7.17. Transactions with Affiliates..........................................77
        SECTION 7.18. Consulting Fees.......................................................77
        SECTION 7.19. Negative Pledges, Etc.................................................77

VIII.   EVENTS OF DEFAULT...................................................................77

IX.     AGENT...............................................................................81

X.      MANAGEMENT, COLLECTION AND STATUS OF RECEIVABLES AND OTHER COLLATERAL...............85
        SECTION 10.01. Collection of Receivables; Management of Collateral..................85
        SECTION 10.02. Receivables Documentation............................................87
        SECTION 10.03. Status of Receivables and Other Collateral...........................87
        SECTION 10.04. Monthly Statement of Account.........................................88
        SECTION 10.05. Collateral Custodian.................................................88

XI.     MISCELLANEOUS.......................................................................88
        SECTION 11.01. Notices .............................................................88
        SECTION 11.02. Survival of Agreement................................................89
        SECTION 11.03. Successors and Assigns; Participations...............................89
        SECTION 11.04. Expenses; Indemnity..................................................93
        SECTION 11.05. Applicable Law.......................................................94
        SECTION 11.06. Right of Setoff......................................................94
        SECTION 11.07. Payments on Business Days............................................95
        SECTION 11.08. Waivers; Amendments..................................................95
        SECTION 11.09. Severability.........................................................97
        SECTION 11.10. Entire Agreement; Waiver of Jury Trial, etc..........................97
        SECTION 11.11. Confidentiality......................................................97
        SECTION 11.12. Submission to Jurisdiction...........................................98
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        SECTION 11.13. Counterparts; Facsimile Signature....................................98
        SECTION 11.14. Headings.............................................................99
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EXHIBITS

EXHIBIT A-1           Form of Term Note-A
EXHIBIT A-2           Form of Term Note-B
EXHIBIT B             Form of Revolving Credit Note
EXHIBIT C             Form of Opinion of Counsel
EXHIBIT D-1           Form of Pledge Agreement
EXHIBIT D-2           Charge Over Shares
EXHIBIT E             Form of Security Agreement
EXHIBIT F             Form of Assignment and Acceptance
EXHIBIT G             Form of Security Agreement - Trademarks
EXHIBIT H             Form of Assignment of Contract
EXHIBIT I             Form of Assignment of Life Insurance

SCHEDULES

SCHEDULE 2.01(a)      Term Loan Commitments
SCHEDULE 2.01(b)      Revolving Credit Commitments
SCHEDULE 2.02         Domestic Lending Offices
SCHEDULE 2.03         Eurodollar Lending Offices
SCHEDULE 4.01         Qualified Jurisdictions
SCHEDULE 4.05         Material Adverse Change
SCHEDULE 4.06(a)      Litigation
SCHEDULE 4.06(b)      Compliance with Laws
SCHEDULE 4.09         Taxes
SCHEDULE 4.18         Permits
SCHEDULE 4.19         Environmental Law Compliance
SCHEDULE 4.20         Change in Credit Criteria
SCHEDULE 5            Employees
SCHEDULE 6.03         Insurance
SCHEDULE 6.04         Taxes
SCHEDULE 6.05(j)      Borrowing Base Certificate
SCHEDULE 6.13         Hazardous Materials
SCHEDULE 7.01         Existing Liens
SCHEDULE 7.03         Existing Indebtedness
SCHEDULE 7.18         Affiliate Fees

                CREDIT AGREEMENT dated as of February 12, 1998, among THE MANAGEMENT NETWORK GROUP, INC., a Kansas corporation (the "Borrower"), the financial institutions from time to time party hereto, initially consisting of those financial institutions listed on Schedules 2.01(a) and 2.01(b) annexed hereto (collectively, the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative and collateral agent for the Lenders (in such capacity, the "Agent"), and IBJ SCHRODER BANK & TRUST COMPANY, as syndication agent.

                The Borrower has applied to the Lenders for Loans (such term and all other capitalized terms used in this paragraph having the respective meanings ascribed to such terms above or hereinafter) up to an aggregate principal amount of $29,000,000 in the form of (a) a Term Loan-A to the Borrower in an aggregate principal amount not in excess of $12,000,000 outstanding, (b) a Term Loan-B to the Borrower in an aggregate principal amount not in excess of $12,000,000 and (c) Revolving Credit Loans to the Borrower at any time and from time to time prior to the Revolving Credit Termination Date in an aggregate principal amount not in excess of $5,000,000 at any time outstanding. The proceeds of the Term Loans, and up to $500,000 of Revolving Credit Loans, shall be used to partially finance the consideration to be paid pursuant to the Recapitalizaton Agreement and to pay fees and expenses associated with the Recapitalization. The proceeds of the Revolving Credit Loans shall also be used for general corporate purposes. The Grantors will provide Collateral in accordance with the provisions of this Agreement and the Security Documents. The Lenders are severally, and not jointly, willing to extend such Loans to the Borrower subject to the terms and conditions hereinafter set forth. Accordingly, the Borrower, the Lenders and the Agent hereby agree as follows:

1.      DEFINITIONS

                SECTION 1.1. Certain Defined Terms. For purposes hereof, the following terms shall have the meanings specified below:

                "Adjusted LIBO Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the product of (i) the LIBO Rate in effect for such Interest Period and (ii) Statutory Reserves. For purposes hereof, "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which any Lender is subject with respect to the Adjusted LIBO Rate for Eurocurrency Liabilities (as defined in Regulation D). Such reserve percentages shall include, without limitation, those imposed under Regulation D.

Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets which may be available from time to time to any Lender under Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

                "Affiliate" shall mean, when used with respect to a specified person, another person that directly, or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the person specified. "Control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" shall have meanings correlative thereto.

                "Agent" shall have the meaning assigned to such term in the preamble to this Agreement.

                "Alternate Base Loan" shall mean a Loan based on the Alternate Base Rate in accordance with Article II hereof.

                "Alternate Base Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of
(a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1%, and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent at its principal office in New York City as its prime rate in effect at such time. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Statutory Reserves" shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal, established by the Board and any other banking authority to which the Agent is subject with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. "Assessment Rate" shall mean the annual assessment rate (net of refunds and rounded upwards, if necessary, to the next 1/16 of 1%) estimated by the Agent (in good faith, but in no event in excess of statutory or regulatory maximums) to be payable by the Agent to the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in dollars at the Agent's domestic offices during the current calendar year. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate, or both, for any reason, including, the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

                "Applicable Lending Office" shall mean, with respect to each Lender, such Lender's Domestic Lending Office in the case of an Alternate Base Loan and such Lender's Eurodollar Lending Office in the case of a Eurodollar Loan.

                "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Lender and an assignee and accepted by the Agent, in substantially the form of Exhibit F annexed hereto.

                "Assignment of Contract" shall mean the Assignment of Contract, dated as of the date hereof, between the Borrower and the Agent, for its own benefit and for the benefit of the Lenders, substantially in the form of Exhibit H annexed hereto, as amended, modified or supplemented from time to time.

                "Assignment of Life Insurance" shall mean the Assignment of Life Insurance dated as of the date hereof, between the Borrower and the Agent, for its own benefit and for the benefit of the Lenders, substantially in the form of
Exhibit I annexed hereto, as amended, modified or supplemented from time to time.



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

                "Availability" shall mean at any time (i) the lesser at such time of (x) the Total Revolving Credit Commitment and (y) the Borrowing Base, minus (ii) the sum at such time of (x) the unpaid principal balance of, and accrued interest and fees on the Revolving Credit Loans together with all reserves established pursuant to this Agreement including, without limitation,
Section 7.01(c) hereof, and (y) the Letter of Credit Usage.

                "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

                "Borrower" shall have the meaning assigned to such term in the preamble to this Agreement.

                "Borrowing Base" shall have the meaning assigned to such term in
Section 2.01(b) hereof.

                "Business Day" shall mean any day, other than a Saturday, Sunday or legal holiday in the State of New York, on which banks are open for substantially all their banking business in New York City except that, if any determination of a "Business Day" shall relate to a Eurodollar Loan, the term "Business Day" shall in addition exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

                "Capitalized Lease Obligation" shall mean an obligation to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property which obligation is required to be classified and accounted for as a capital lease on a balance sheet prepared in accordance with GAAP, and for purposes hereof the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                "Cash Interest Expense" shall mean, with respect to any person for any period, the Interest Expense of such person for such period less all non-cash items constituting Interest Expense during such period (including, without limitation, amortization of debt discounts and payments of interest on Indebtedness by issuance of Indebtedness).

                "Change in Net Working Accounts" shall mean the change (expressed as a negative number in the event of an increase or a positive number in the event of a decrease), if any, in the excess of Consolidated current assets (excluding cash and cash equivalents) as of the end of the applicable period over Consolidated current liabilities (excluding the current portion of long-term Indebtedness and amounts outstanding in the final year of the Revolving Credit Commitment) as of the end of such period as compared with the beginning of such period.



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

                "Change of Control" shall mean Holdings shall cease to own stock of the Borrower entitling it, at the time a determination is made hereunder, to cast the votes required to elect a majority of members of the Board of Directors of the Borrower.

                "Closing Date" shall mean the date of the first borrowing under this Agreement, but in no event later than February 28, 1998.

                "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                "Collateral" shall mean all collateral and security as described in the Security Documents.

                "Commitment" shall mean, with respect to each Lender, the sum of the Term Loan-A Commitment of such Lender as set forth in Schedule 2.01(a), the Term Loan-B Commitment of such Lender as set forth in Schedule 2.01(a) and the Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(b), as each may be adjusted from time to time pursuant to this Agreement including, without limitation, Section 2.07 hereof.

                "Commitment Letter" shall mean the letter dated January 27, 1998, as amended to the Closing Date, addressed to Behrman Capital and the related letter of interest dated January 22, 1998 and accompanying outline of terms and fee schedule.

                "Consolidated" shall mean, in respect of the Borrower, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP (except as otherwise required herein) for the Borrower and all of its consolidated subsidiaries.

                "Contaminant" shall mean all Hazardous Materials and all those substances which are regulated by or form the basis of liability under Federal, state or local environmental, health and safety statutes or regulations, or any other material or substance which constitutes a material health, safety or environmental hazard to any person or property.

                "Credit Event" shall mean each borrowing and each issuance of a Letter of Credit hereunder.

                "Credits" shall mean the Loans and Letters of Credit.

                "Customer" shall mean and include the account debtor or obligor with respect to any Receivable.

                "Debt Service Coverage Ratio" shall mean, with respect to any person for any period, the ratio of (i) Net Cash Flow to (ii) aggregate Debt Service Expense.

                "Debt Service Expense" shall mean, with respect to any person for any period, the aggregate of regularly scheduled principal payments of all Funded Debt (including, without limitation, Subordinated Indebtedness) made or to be made by such person during such period on a Consolidated basis in accordance with GAAP.

                "Default" shall mean any condition, act or event which, with notice or lapse of time or both, would constitute an Event of Default.

                "dollars" or the symbol "$" shall mean dollars in lawful currency of the United States of America.

                "Domestic Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name in Schedule 2.02 annexed hereto, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                "EBITDA" shall mean with respect to any person for any period the sum of (i) Net Income, (ii) Interest Expense, (iii) depreciation and amortization expense, (iv) other noncash items properly deducted in arriving at Net Income (or less any such items properly added in arriving at Net Income), and (v) federal, state and local income taxes.

                "Eligible Receivables" shall mean Receivables created by the Borrower arising out of the rendition of services by the Borrower, which are and at all times shall continue to be acceptable to the Agent in all respects. Standards of eligibility may be fixed and revised from time to time solely by the Agent in the Agent's reasonable judgment. In general, without limiting the foregoing, a Receivable shall in no event be deemed to be an Eligible Receivable unless: (a) all payments due on the Receivable have been recorded on Borrower's books and represent services performed; (b) the payment due on the Receivable is not more than 90 days past the invoice date or 60 days past the due date; (c) the payments due on more than 50% of all Receivables from the same Customer are less than 90 days past the invoice date; (d) the Receivable arose from services fully rendered in relation to the amount of Receivable and no default on the part of the Borrower exists under the agreement or arrangement under which such services are being furnished; (e) the Receivable is in full conformity with the representations and warranties made by the Borrower to the Agent and the Lenders with respect thereto and is free and clear of all security interests and Liens of any nature whatsoever other than any security interest deemed to be held by the Borrower or any security interest created pursuant to the Security Documents or permitted by Section 7.01 hereof; (f) the Receivable constitutes an "account" or "chattel paper" within the meaning of the Uniform Commercial Code of the state in which the

Receivable is located; (g) the Customer has not asserted that the Receivable, and the Borrower is not aware that the Receivable, arises out of a bill and hold or consignment or is subject to any setoff, contras, net-out contract, offset, deduction, dispute, credit, counterclaim or other defense arising out of the transactions represented by the Receivables or independently thereof (but only to the extent of such asserted setoff, deduction, dispute or other claim); (h) the Receivable arose in the ordinary course of business of the Borrower; (i) the Customer is not (x) the United States government or the government of any state or political subdivision thereof or therein in which compliance with the Federal Assignment of Claims Act of 1940 or similar statute is required to provide the Agent with Lien priority or (y) an Affiliate of the Borrower or any subsidiary of any thereof or an employee of the Borrower; (j) the Customer is a United States or Canadian person or an obligor in the United States or Canada; (k) the Receivable complies with all material requirements of all applicable laws and regulations, whether Federal, state or local (including, without limitation, usury laws and laws, rules and regulations relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy); (l) to the knowledge of the Borrower, the Receivable is in full force and effect and constitutes a legal, valid and binding obligation of the Customer enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles; (m) the Receivable is denominated in and provides for payment by the Customer in dollars; (n) the Receivable has not been and is not required to be charged off or written off as uncollectible in accordance with GAAP or the customary business practices of the Borrower; (o) the Agent on behalf of the Lenders possesses a valid, perfected first priority security interest in such Receivable as security for payment of the Obligations;
(p) the Receivable is not with respect to a Customer (other than AT&T) having its principal place of business in New Jersey, Minnesota or any other state denying creditors access to its courts in the absence of a Notice of Business Activities Report or other similar filing, unless Borrower has either qualified as a foreign corporation authorized to transact business in such state or has filed a Notice of Business Activities Report or similar filing with the applicable state agency for the then current year; and (q) the Agent in the exercise of its reasonable discretion is satisfied with the credit standing of the Customer in relation to the amount of credit extended provided that any limitations on the amount of Receivables of any Customer to be excluded by the Agent in its reasonable discretion under this clause (q) shall only affect the ability of the Borrower to include the amount of such Receivables as Eligible Receivables for purposes of the funding of future Revolving Credit Loans. Notwithstanding the foregoing, all Receivables of any single Customer which, in the aggregate, exceed 35% of the total Eligible Receivables at the time of any such determination shall be deemed not to be Eligible Receivables to the extent of such excess.

                "Environmental Claim" shall mean any written notice of violation, claim, demand, abatement or other order by any governmental authority or any person for personal injury (including sickness, disease or death), tangible or intangible property damage, damage to the environment, nuisance, pollution, contamination or other adverse effects on the environment, or for fines, penalties or deed or use restrictions, resulting from or based upon (i) the existence, or the continuation of the existence, of a Release (including, without limitation, sudden or non-sudden, accidental or nonaccidental Releases), of, or exposure to, any Contaminant at, in, by or from any of the properties of the Borrower or its subsidiaries, (ii) the environmental aspects of the transportation, storage, treatment or disposal of Contaminants in connection with the operation of any of the properties of the Borrower or its subsidiaries or (iii) the violation, or alleged violation by the Borrower or any of its subsidiaries, of any statutes, ordinances, orders, rules, regulations, Permits or licenses of or from any governmental authority, agency or court relating to environmental matters connected with any of the properties of the Borrower or its subsidiaries, under any applicable Environmental Law.

                "Environmental Laws" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. Section 2701 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300f, et seq.), the Clear Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C.
Section 136 et seq.), and the Occupational Safety and Health Act (29 U.S.C.
Section 651 et seq.), as such laws have been and hereafter may be amended or supplemented, and any related or analogous present or future Federal, state or local, statutes, rules, regulations, ordinances, licenses, permits and interpretations and orders of regulatory and administrative bodies.

                "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

                "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) which together with the Borrower or any of its subsidiaries would be treated as a single employer under Section 302 of Title I or Title IV of ERISA or with respect to Section 412 or Section 414(b), (e), (m) or (o) of the Code.

                "Eurodollar Lending Office" shall mean, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name in Schedule 2.03 annexed hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Agent.

                "Eurodollar Loan" shall mean a Loan based on the Adjusted LIBO Rate in accordance with Article II hereof.

                "Event of Default" shall have the meaning assigned to such term in Article VIII hereof.

                "Excess Cash Flow" shall mean, with respect to any person for any period, the amount, if any, by which Net Cash Flow (which solely for the purpose of determining Excess Cash Flow shall include the Change in Net Working Accounts for such period) of such person and its subsidiaries on a Consolidated basis for such period exceeds the sum (a) of the Debt Service Expense of such person and its subsidiaries on a Consolidated basis for such period plus (b) the excess of the aggregate amount of all optional prepayments, if any, made with respect to the Term Loans pursuant to Section 2.09(a) hereof, during such period over the regularly scheduled payments to be made pursuant to Section 2.04(c) during such period.

                "Final Maturity Date" shall mean the sixth anniversary of the Closing Date.

                "Financial Officer" shall mean, with respect to any person, the chief financial officer, controller, treasurer or other financial officer of such person.

                "FIRREA" shall mean the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

                "Fiscal Year" shall mean the fiscal year of the Borrower for accounting purposes which ends on December 31 of each year.

                "Funded Debt" shall mean with respect to any person as of the date of determination thereof, all Indebtedness (including Subordinated Indebtedness) of such person and its subsidiaries on a Consolidated basis outstanding at such time (including the current portion thereof) which matures more than one year after the date of calculation (including amounts outstanding in the final year of the Term Loans or any other funded indebtedness), and any such Indebtedness maturing within one year from such date of calculation which is renewable or extendable at the option of the obligor to a date more than one year from such date and including in any event the Revolving Credit Loans.

                "GAAP" shall have the meaning assigned to such term in Section
1.02 hereof.

                "Grantor" shall mean any Grantor, Pledgor or Debtor, as such terms are defined in any of the Security Documents.

                "Guarantee" shall mean any obligation, contingent or otherwise, of any person guaranteeing or having the economic effect of guaranteeing any Indebtedness or obligation of any other person in any manner, whether directly or indirectly, and shall include, without limitation, any obligation of such person, direct or indirect, to (i) purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or obligation,
(ii) purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or obligation of the payment of such Indebtedness or obligation, or (iii) maintain working capital, equity capital, available cash or other financial condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or obligation; provided, however, that the term Guarantee shall not include endorsements for collection or collections for deposit, in either case in the ordinary course of business.

                "Guarantor" shall mean any subsidiary of the Borrower which becomes a guarantor of the Obligations after the date hereof.

                "Hazardous Material" shall mean any pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of) any Environmental Law and any other toxic, reactive, or flammable chemicals, including (without limitation) any asbestos, any petroleum (including crude oil or any fraction), any radioactive substance and any polychlorinated biphenyls; provided, in the event that any Environmental Law is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment; and provided, further, to the extent that the applicable laws of any state establish a meaning for "hazardous material," "hazardous substance," "hazardous waste," "solid waste" or "toxic substance" which is broader than that specified in any Federal Environmental Law, such broader meaning shall apply.

                "Holdings" shall mean Behrman Capital II L.P. and Strategic Entrepreneur Fund II, L.P., each a Delaware limited partnership, together with their respective successors and assigns.

                "Indebtedness" shall mean, with respect to any person, (a) all obligations of such person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments or upon which interest charges are customarily paid, (c) all obligations of such person for the deferred purchase price of property or services, excluding current accounts payable arising in the ordinary course of business and not overdue beyond such period as is commercially reasonable for such person's business, (d) all obligations of such person under conditional sale or other title retention agreements relating to property purchased by such person and all Capitalized Lease Obligations, (e) all payment obligations of such person with respect to interest rate or currency protection agreements, including, without limitation, the Rate Agreements, (f) all obligations of such person as an account party under any letter of credit or in respect of bankers' acceptances, (g) all obligations of any third party secured by property or assets of such person (regardless of whether or not such person is liable for repayment of such obligations), (h) all Guarantees of such person (without duplication of the relevant underlying Indebtedness) and (i) the redemption price of all redeemable preferred stock of such person, but only to the extent that such stock is redeemable at the option of the holder or requires sinking fund or similar payments at any time prior to the Final Maturity Date.

                "Indemnitees" shall have the meaning assigned to such term in
Section 11.04(c) hereof.

                "Information" shall have the meaning assigned to such term in
Section 11.11 hereof.

                "Interest Coverage Ratio" shall mean, with respect to any person for any period, the ratio of (i) EBITDA less capital expenditures to (ii) the Cash Interest Expense.

                "Interest Expense" shall mean, with respect to any person for any period, the interest expense of such person during such period determined on a Consolidated basis in accordance with GAAP, and shall in any event include, without limitation, (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense, (iii) the portion of any Capitalized Lease Obligation allocable to interest expense, and (iv) payments of interest expense in kind.

                "Interest Margin" shall mean, with respect to any Loan, the amount as set forth below as corresponds to the ratio of Funded Debt to EBITDA for the Borrower and its subsidiaries on a Consolidated basis for the four most recent consecutive fiscal quarters ending on or prior to the date of determination set forth below, determined on the Closing Date and adjusted thereafter, three (3) Business Days after the delivery of the financial statements to the Agent required pursuant to Section 6.05(a) or (b) hereof, as applicable, together with the corresponding compliance certificates required pursuant to Section 6.05(e) hereof, commencing with the financial statements and certificates for the period ending March 31, 1999, or if the Borrower shall fail to timely deliver such statements and certificates for any such period or during the continuance of an Event of Default, then at the highest Interest Margin provided for herein (until such statements and certificates are delivered and/or such Event of Default is cured to the satisfaction of the Agent or waived in writing by the Required Lenders):

-----------------------------------------------------------------------------------------------
                            LIBO Rate                         Alternate Base
                            Interest                          Rate Interest
                            Margin for         LIBO Rate      Margin for       Alternate Base
                            Term Loan-A        Interest       Term Loan-A      Rate Interest
Ratio of Funded Debt to     and Revolving      Margin for     and Revolving    Margin for
EBITDA                      Credit Loans       Term Loan-B    Credit Loans     Term Loan-B

-----------------------------------------------------------------------------------------------
                            LIBO Rate                         Alternate Base
                            Interest                          Rate Interest
                            Margin for         LIBO Rate      Margin for       Alternate Base
                            Term Loan-A        Interest       Term Loan-A      Rate Interest
Ratio of Funded Debt to     and Revolving      Margin for     and Revolving    Margin for
EBITDA                      Credit Loans       Term Loan-B    Credit Loans     Term Loan-B
-----------------------------------------------------------------------------------------------
Greater than 3.00:1.00           2.75%            3.00%            1.25%            1.50%
-----------------------------------------------------------------------------------------------
Equal to or less than            2.50%            3.00%            1.00%            1.50%
3.00:1.00 but greater
than 2.50:1.00
-----------------------------------------------------------------------------------------------
Equal to or less than            2.25%            3.00%            0.75%            1.50%
2.50:1.00 but greater
than 2.00:1.00
-----------------------------------------------------------------------------------------------
2.00:1.00 or less                2.00%            2.50%            0.50%            1.00%
-----------------------------------------------------------------------------------------------

                On the Closing Date, the LIBO Rate Interest Margin for Term Loan-A and Revolving Credit Loans shall be 2.75% and for Term Loan-B shall be 3.00% and the Alternate Base Rate Interest Margin shall be 1.25% for Term Loan-A and Revolving Credit Loans and for Term Loan-B shall be 1.50%; each shall thereafter commencing with the delivery of the March 31, 1999 financial statements be adjusted in accordance with the provisions hereof.

                "Interest Payment Date" shall mean (i) in the case of an Alternate Base Loan, the last Business Day of March, June, September and December, commencing March 31, 1998, and (ii) with respect to any Eurodollar Loan, the last day of the Interest Period applicable thereto, and, in addition, in respect of any Eurodollar Loan of more than three (3) months' duration, each earlier day which is three (3) months after the first day of such Interest Period.

                "Interest Period" shall mean, as to any Eurodollar Loan, the period commencing on the date of such Eurodollar Loan and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, as the Borrower may elect with respect to its Eurodollar Loans; provided, however, that (x) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, with respect to Eurodollar Loans, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (y) no Interest Period shall end later than the Final Maturity Date and (z) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

                "Lender" shall have the meaning assigned to such term in the preamble to this Agreement.

                "Letter of Credit" shall have the meaning assigned such term in
Section 2.17 hereof.

                "Letter of Credit Usage" shall mean at any time, (i) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus
(ii) the unreimbursed drawings at such time under all such Letters of Credit which have not been converted to Revolving Credit Loans pursuant to the provisions hereof.

                "Leverage Ratio" with respect to any person for any period shall mean the ratio of (i) Funded Debt as at the date of determination to (ii) Net Cash Flow.

                "LIBO Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the rate at which dollar deposits approximately equal in principal amount to the Eurodollar Loan of the Agent and for a maturity equal to the applicable Interest Period are offered in immediately available funds to the London branch of the Agent by leading banks in the London interbank market for Eurodollars at approximately 11:00 A.M., London time, two (2) Business Days prior to the first day of such Interest Period.

                "Lien" shall mean, with respect to any asset, (i) any mortgage, lien, pledge, encumbrance, charge or security interest in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset, (iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities or (iv) any other right of or arrangement with any creditor to have such creditor's claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

                "Loan" shall mean the Term Loan-A, the Term Loan-B or any Revolving Credit Loan.

                "Loan Documents" shall mean this Agreement, each Security Document, each Guarantee executed and delivered at any time with respect to the Obligations, the Notes and each other document, instrument, or agreement now or hereafter delivered to the Agent or any Lender in connection herewith or therewith.

                "Loan Party" shall mean the Borrower and its subsidiaries, each Grantor (other than an individual pledgor) and each person which may hereafter become a Guarantor.

                "Mandatory Prepayment" shall mean an amount equal to seventy-five percent (75%) (or commencing with the Fiscal Year ending December 31, 2001 fifty percent (50%)) of Excess Cash Flow, if any, of the Borrower and its subsidiaries for the Fiscal Year then ended.

                "Margin Stock" shall have the meaning assigned to such term in Regulation U.

                "Material Adverse Effect" shall mean a material adverse effect on (i) the business, assets, prospects, operations or financial or other condition of the Borrower and its subsidiaries or any Guarantor, (ii) the ability of the Borrower or any Guarantor to perform or pay the Obligations in accordance with the terms hereof or of any other Loan Document, (iii) the rights of, or benefits available to, the Lenders or the Agent under any Loan Document or (iv) the Agent's Lien on any material portion of the Collateral or the priority of such Lien.

                "Multiemployer Plan" shall mean a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

                "Net Amount of Eligible Receivables" shall mean and include at any time, without duplication, the gross amount of Eligible Receivables at such time less (without duplication of any item subtracted to determine the amount of Eligible Receivables) (i) sales, excise or similar taxes and (ii) returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

                "Net Cash Flow" shall mean, with respect to any person for any period, without duplication of addition or subtraction of items, (A) the sum for such period of (i) Net Income, (ii) depreciation and amortization expense, (iii) the change (expressed as a positive number in the event of an increase or a negative number in the event of a decrease) in deferred tax liabilities, (iv) other noncash items properly deducted in arriving at Net Income (or minus any such items properly added in arriving at Net Income) and (v) the change (expressed as a negative number in the event of an increase or a positive number in the event of a decrease), if any, in deferred tax assets minus (B) the sum of all capital expenditures made in cash or in accounts payable (and not financed other than by Revolving Credit Loans).

                "Net Income" shall mean, with respect to any person for any period, the aggregate income (or loss) of such person for such period which shall be an amount equal to net revenues and other proper items of income for such person less the aggregate for such person of any and all items that are treated as expenses under GAAP, and less Federal, state and local tax expense, but excluding any extraordinary gains or losses or any gains or losses from the sale or disposition of assets other than in the ordinary course of business, all computed and calculated in accordance with GAAP.

                "Notes" shall mean the Term Notes-A, the Term Notes-B and the Revolving Credit Notes.

                "Obligations" shall mean all obligations, liabilities and Indebtedness of the Borrower to the Lenders and the Agent, whether now existing or hereafter created, direct or indirect, due or not, whether created directly or acquired by assignment, participation or otherwise, including without limitation all obligations, liabilities and Indebtedness of the Borrower with respect to the Rate Agreements (so long as any Lender shall be party thereto), the Security Documents and other Loan Documents, the principal of and interest on the Revolving Credit Loans, the Term Loans and the payment or performance of all other obligations, liabilities, and Indebtedness of the Borrower to the Lenders and the Agent hereunder, under the Letters of Credit or under any one or more of the other Loan Documents (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, and interest that, but for the filing of a petition in bankruptcy with respect to the Borrower, would accrue on such obligations, whether or not a claim is allowed against the Borrower for such interest in the related bankruptcy proceeding), including without limitation all fees, costs, expenses and indemnity obligations hereunder and thereunder.

                "Other Taxes" shall have the meaning assigned to such term in
Section 2.15(b) hereof.

                "PBGC" shall mean the Pension Benefit Guaranty Corporation.

                "Pension Plan" shall mean any employee pension benefit plan within the meaning of Section 3(2) of ERISA which is subject to the provisions of Title IV of ERISA or Section 412 of the Code with respect to which the Borrower or any ERISA Affiliate has liability.

                "Permits" shall have the meaning assigned to such term in
Section 4.18 hereof.

                "person" shall mean any natural person, corporation, business trust, limited liability company, association, company, joint venture, partnership or government or any agency or political subdivision thereof.

                "Plan" shall mean any employee benefit plan, other than a multiemployer plan, within the meaning of Section 3(3) of ERISA and which is maintained (in whole or in part) for employees of the Borrower or any subsidiary.

                "Pledge Agreement" shall mean the Pledge Agreements and/or Charge over Shares dated as of the date hereof, between the Grantor(s) and the Agent, for its own benefit and for the benefit of the Lenders, in substantially the form of Exhibits D-1 and D-2 annexed hereto, as amended, modified or supplemented from time to time.

                "Pledged Stock" shall have the meaning assigned to such term in the Pledge Agreement.

                "Prior Lender Obligations" shall mean the secured $1,000,000 line of credit dated November 13, 1997 from UMB, N.A. to the Borrower.

                "Pro Rata Basis" shall mean (i) as applied to allocations between the Term Loan-A and the Term Loan-B, as of any day of determination, a percentage equal to the ratio that (x) the outstanding principal balance of the Term Loan-A or the Term Loan-B, as the case may be, as of such day bears to (y) the outstanding principal balance of the Term Loans as of such day and (ii) as applied to allocations between the Total Term Loan-A Commitment and the Total Term Loan-B Commitment, as of any day of determination, a percentage equal to the ratio that (x) the Total Term Loan-A Commitment or the Total Term Loan-B Commitment, as the case may be, as of such day bears to (y) the Total Term Loan Commitment as of such day.

                "Rate Agreements" shall have the meaning assigned to such term in Section 6.18 hereof.

                "Recapitalization" shall mean the transactions to occur on or prior to the Closing Date pursuant to the Recapitalization Agreement.

                "Recapitalization Agreement" shall mean the Agreement and Plan of Merger dated as of January 7, 1998, as amended to the Closing Date, by and among Holdings, Behrman Capital TMNG, Inc., the Borrower, and the shareholders of the Borrower pursuant to which the Borrower will be recapitalized in accordance with the terms thereof.

                "Recapitalization Documents" shall mean the Recapitalization Agreement, the stockholders agreement among the Borrower and the signatories thereto, the employment and non-compete agreements and all other agreements, documents and instruments executed and delivered pursuant thereto or in connection therewith, in each case as in effect on the Closing Date.

                "Receivables" shall mean and include all of the Borrower's accounts, instruments, documents, chattel paper and general intangibles, whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically assigned to the Agent for its own benefit and/or the ratable benefit of the Lenders.

                "Regulation D" shall mean Regulation D of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                "Regulation G" shall mean Regulation G of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                "Regulation T" shall mean Regulation T of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                "Regulation U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                "Regulation X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

                "Release" shall mean any releasing, spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, in each case as defined in Environmental Law, and shall include any "Threatened Release," as defined in Environmental Law.

                "Remedial Work" shall mean any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature with respect to any property of the Borrower or its subsidiaries (whether such property is owned, leased, subleased or used), including, without limitation, with respect to Contaminants and the Release thereof.

                "Repayment Date" shall have the meaning assigned to such term in
Section 2.04(c) hereof.

                "Reportable Event" shall mean a Reportable Event as defined in
Section 4043(c) of ERISA other than those events for which the 30-day notice period has been waived.

                "Required Lenders" shall mean Lenders having 66 2/3% of the Total Commitment.

                "Responsible Officer" shall mean, with respect to any person, any vice president or president, or the chief financial officer or controller, of such person; provided, however, that no individual who resigns or is removed as such an officer or employee of the Borrower in connection with the Transactions and has been so identified to the Agent shall be a Responsible Officer of the Borrower.

                "Revolving Credit Alternate Base Loan" shall mean a Revolving Credit Loan that is an Alternate Base Loan.

                "Revolving Credit Commitment" shall mean, with respect to any Lender, the Revolving Credit Commitment of such Lender as set forth in Schedule 2.01(b) annexed hereto, as the same may be reduced from time to time pursuant to this Agreement including, without limitation, Section 2.07 hereof.

                "Revolving Credit Commitment Fee" shall have the meaning set forth in Section 2.06(a) hereof.

                "Revolving Credit Eurodollar Loan" shall mean a Revolving Credit Loan that is a Eurodollar Loan.

                "Revolving Credit Loan" shall mean a Revolving Credit Loan made pursuant to Sections 2.01 and 2.02 hereof.

                "Revolving Credit Notes" shall mean the Revolving Credit Notes of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit B annexed hereto, as amended, modified or supplemented from time to time.

                "Revolving Credit Termination Date" shall mean the earlier to occur of (i) the fifth anniversary of the Closing Date and (ii) such date as the Revolving Credit Loans shall otherwise be payable in full and the Revolving Credit Commitment shall terminate, expire or be canceled in accordance with the terms of this Agreement.

                "Security Agreement" shall mean the Security Agreement dated as of the date hereof, between the Grantor(s) and the Agent, for its own benefit and for the benefit of the Lenders, substantially in the form of Exhibit E annexed hereto, as amended, modified or supplemented from time to time.

                "Security Agreement - Patents and Trademarks" shall mean the Security Agreement and Mortgage - Patents and Trademarks, dated as of the date hereof, between the Debtor(s), as such term is defined therein, and the Agent, for its own benefit and for the benefit of the Lenders, substantially in the form of Exhibit G annexed hereto, as amended, modified or supplemented from time to time.

                "Security Documents" shall mean the Pledge Agreement, the Security Agreement, the Security Agreement - Patents and Trademarks, the Assignment of Life Insurance, the Assignment of Contract and each other agreement now existing or hereafter created providing collateral security for the payment or performance of any Obligations.

                "Subordinated Indebtedness" shall mean, with respect to the Borrower, Indebtedness subordinated in right of payment to such person's monetary obligations under this Agreement upon terms satisfactory to and approved in writing by the Required Lenders.

                "subsidiary" shall mean, with respect to any person, any corporation, association or other business entity of which securities or other ownership interests representing more than 50% of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by the parent of such person or one or more subsidiaries of the parent of such person.

                "Taxes" shall have the meaning assigned to such term in Section 2.15(a) hereof.

                "Term Alternate Base Loan" shall mean a Term Loan-A or Term Loan-B that is an Alternate Base Loan.

                "Term Eurodollar Loan" shall mean a Term Loan-A or Term Loan-B that is a Eurodollar Loan.

                "Term Loan-A" shall mean the Term Loan-A made pursuant to Sections 2.01 and 2.02 hereof.

                "Term Loan-A Alternate Base Loan" shall mean a Term Loan-A that is an Alternate Base Loan.

                "Term Loan-A Commitment" shall mean, with respect to any Lender, the Term Loan-A Commitment of such Lender as set forth in Schedule 2.01(a) annexed hereto, as the same shall be reduced from time to time pursuant to this Agreement, including, without limitation, Section 2.07 hereof.

                "Term Loan-A Eurodollar Loan" shall mean a Term Loan-A that is a Eurodollar Loan.

                "Term Loan-A Maturity Date" shall mean the fifth anniversary of the Closing Date.

                "Term Loan-B" shall mean the Term Loan-B made pursuant to Sections 2.01 and 2.02 hereof.

                "Term Loan-B Alternate Base Loan" shall mean a Term Loan-B that is an Alternate Base Loan.

                "Term Loan-B Commitment" shall mean, with respect to any Lender, the Term Loan-B Commitment of such Lender as set forth in Schedule 2.01(a) annexed hereto, as the same shall be reduced from time to time pursuant to this Agreement, including, without limitation, Section 2.07 hereof.

                "Term Loan-B Eurodollar Loan" shall mean a Term Loan-B that is a Eurodollar Loan.

                "Term Loans" shall mean, collectively, the Term Loan-A and the Term Loan-B.

                "Term Notes-A" shall mean the Term Notes-A of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit A-1 hereto, as amended, modified or supplemented from time to time.

                "Term Notes-B" shall mean the Term Notes-B of the Borrower, executed and delivered as provided in Section 2.04 hereof, in substantially the form of Exhibit A-2 hereto, as amended, modified or supplemented from time to time.

                "Total Commitment" shall mean the sum of the Lenders' Total Term Loan Commitment and Total Revolving Credit Commitment, as the same may be reduced from time to time pursuant to this Agreement including, without limitation, Section 2.07 hereof.

                "Total Revolving Credit Commitment" shall mean the sum of the Lenders' Revolving Credit Commitments, as the same may be reduced from time to time pursuant to this Agreement including, without limitation, Section 2.07 hereof.

                "Total Term Loan Commitment" shall mean the sum of the Total Term Loan-A Commitment and the Total Term Loan-B Commitment, as the same may be reduced from time to time pursuant to this Agreement including, without limitation, Section 2.07 hereof.

                "Total Term Loan-A Commitment" shall mean the sum of the Lenders' Term Loan-A Commitments, as the same shall be reduced from time to time pursuant to this Agreement, including, without limitation, Section 2.07 hereof.

                "Total Term Loan-B Commitment" shall mean the sum of the Lenders' Term Loan-B Commitments, as the same shall be reduced from time to time pursuant to this Agreement, including, without limitation, Section 2.07 hereof.

                "Transactions" shall have the meaning assigned to such term in
Section 4.02 hereof.

                SECTION 1.2. Accounting Terms. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under generally accepted accounting principles in effect from time to time in the United States applied on a basis consistent with those used in preparing the financial statements referred to in Section 6.05 hereof ("GAAP"); provided, however, that each reference in Article VII hereof, or in the definition of any term used in Article VII hereof, to GAAP shall mean GAAP as in effect on the date hereof. If any "Accounting Changes" (as defined below) occur and such changes result in a change in the calculation of the financial covenants, standards or terms used in this Agreement or any other Loan Document, then the Borrower, the Agent and the Lenders agree to enter into negotiations in order to amend such provisions of the Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's and its subsidiaries' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made; provided, however, that the agreement of the Required Lenders to any required amendments of such provisions shall be sufficient to bind all the Lenders. "Accounting Changes" shall mean (a) changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successor thereto or any agency with similar functions), (b) changes in accounting principles concurred in by the Borrower's independent certified public accountants; (c) purchase accounting adjustments under A.P.B. 16 and/or 17 and EITF 88-16, and the application of the accounting principles set forth in FASB 109, including the establishment of reserves pursuant thereto and any subsequent reversal (in whole or in part) of such reserves; and (d) the reversal of any reserves established as a result of purchase accounting adjustments. All such adjustments resulting from expenditures made subsequent to the Closing Date (including capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period. If the Agent, the Borrower and the Required Lenders agree upon the required amendments, then after appropriate amendments have been executed and the underlying Accounting Change with respect thereto has been implemented, any reference to GAAP contained in this Agreement or in any other Loan Document shall, only to the extent of such Accounting Change, refer to GAAP, consistently applied after giving effect to the implementation of such Accounting Change. Unless and until any such required amendments shall become effective, all calculations of financial covenants and other standards and terms shall continue to be calculated without regard to the underlying Accounting Change; and if the Agent, the Borrower and the Required Lenders cannot agree upon the required amendments within thirty (30) days following the date of implementation of any Accounting Change, then all Financial Statements delivered and all calculations of financial covenants and other standards and terms in accordance with this Agreement and the other Loan Documents shall be prepared, delivered and made without regard to the underlying Accounting Change. On the Closing Date, the levels for the financial covenants were established based on the assumption that Net Income would be reduced by approximately $2,000,000 in approximately equal installments over the first four years by reason of additional taxes to be paid by reason of the conversion of the Borrower from an S Corporation to a C Corporation. If such assumption proves to be incorrect, the Borrower, Agent and Lenders agree to adjust covenant levels to reflect the actual accounting effect from such conversion.

2.      THE LOANS

                SECTION 2.1. Term Loan Commitments and Revolving Credit Commitments. (a) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make a Term Loan-A and a Term Loan-B to the Borrower on the Closing Date, in a principal amount not to exceed the amount of such Lender's Term Loan-A Commitment and Term Loan-B Commitment, respectively, set forth opposite its name in Schedule 2.01(a) hereto.

                (1) Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender, severally and not jointly, agrees to make Revolving Credit Loans to the Borrower, at any time and from time to time from the date hereof to the Revolving Credit Termination Date, in an aggregate principal amount at any time outstanding not to exceed the amount of such Lender's Revolving Credit Commitment set forth opposite its name in Schedule 2.01(b) annexed hereto, as such Revolving Credit Commitment may be reduced from time to time in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the aggregate principal amount of Revolving Credit Loans outstanding at any time to the Borrower shall not exceed (1) the lesser of (A) the Total Revolving Credit Commitment (as such amount may be reduced pursuant to this Agreement including, without limitation, Section 2.07 hereof) and (B) an amount equal [to eighty-five percent (85%) of the Net Amount of Eligible Receivables (the "Borrowing Base") minus (2) the Letter of Credit Usage at such time (not to exceed $500,000 at any time). The Borrowing Base will be computed monthly and a compliance certificate from a Responsible Officer of the Borrower presenting its computation will be delivered to the Agent in accordance with Section 6.05 hereof.

                Subject to the foregoing and within the foregoing limits, the Borrower may borrow, repay (or, subject to the provisions of Section 2.09 hereof, prepay) and reborrow Revolving Credit Loans, on and after the date hereof and prior to the Revolving Credit Termination Date, subject to the terms, provisions and limitations set forth herein, including, without limitation, the requirement that no Revolving Credit Loan shall be made hereunder if the amount thereof exceeds the Availability outstanding at such time.

                SECTION 2.2. Loans. (a) The Revolving Credit Loans made by the Lenders on any date shall be in integral multiples of $50,000 (except that the foregoing limitation shall not be applicable to the extent that the proceeds of such Loans are requested to be disbursed to the Borrower's controlled disbursement account maintained with the Agent); provided, however, that the Eurodollar Loans made on any date shall be in a minimum aggregate principal amount equal to the product of $500,000 times the number of Lenders on such date.

                (1) Loans shall be made ratably by the Lenders in accordance with their respective Term Loan-A Commitments, Term Loan-B Commitments or Revolving Credit Commitments, as the case may be; provided, however, that the failure of any Lender to make any Loan shall not in itself relieve any other Lender of its obligation to lend hereunder. The Term Loan-A shall be made by the Lenders on the Closing Date against delivery of Term Notes-A, payable to the order of the Lenders, as referred to in Section 2.04. The Term Loan-B shall be made by the Lenders on the Closing Date against delivery of the Term Notes-B, payable to the order of the Lenders, as referred to in Section 2.04.

                (2) Each Loan shall be either an Alternate Base Loan or a Eurodollar Loan as the Borrower may request pursuant to Section 2.03 hereof. Each Lender may fulfill its obligations under this Agreement by causing its Applicable Lending Office to make such Loan; provided, however, that the exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the term of the applicable Note. Not more than eight (8) Eurodollar Loans may be outstanding at any one time.

                (3) Subject to the provisions of paragraph (e) below, each Lender shall make its Term Loan-A and Term Loan-B on the Closing Date and Revolving Credit Loans on the proposed dates thereof by paying the amount required to the Agent in New York, New York in immediately available funds not later than 12:00 noon, New York City time, and the Agent shall as soon as practicable, but in no event later than 3:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Borrower with the Agent in immediately available funds or, if Loans are not to be made on such date because any condition precedent to a borrowing herein specified is not met, return the amounts so received to the respective Lenders.

                (4) The Borrower shall have the right at any time upon prior irrevocable written, telex or facsimile notice (promptly confirmed in writing) to the Agent given in the manner and at the times specified in Section 2.03 with respect to the Loans into which conversion or continuation is to be made, to convert all or any portion of Eurodollar Loans into Alternate Base Loans, to convert all or any portion of Alternate Base Loans into Eurodollar Loans (specifying the Interest Period to be applicable thereto), to convert the Interest Period with respect to all or any portion of any Eurodollar Loans to another permissible Interest Period, and to continue all or any portion of any Loans into a subsequent Interest Period of the same duration, subject to the terms and conditions of this Agreement (including the last sentence of Section 2.02(c) hereof) and to the following:

                        (1) each conversion or continuation shall be made pro rata among the Lenders in accordance with the respective principal amounts of the Loans comprising the conversion or continuation; and in the case of a conversion or continuation of fewer than all the Loans, the aggregate principal amount of Loans converted or continued shall not be less than $500,000 times the number of Lenders on such date in the case of Eurodollar Loans and shall be an integral multiple of $50,000;

                        (2) accrued interest on a Loan (or portion thereof) being converted or continued shall be paid by the Borrower at the time of conversion or continuation;

                        (3) if any Eurodollar Loan is converted at any time other than the end of an Interest Period applicable thereto, the Borrower shall make such payments associated therewith as are required pursuant to Section 2.12;

                        (4) any portion of a Revolving Credit Eurodollar Loan which is subject to an Interest Period ending on a date that is less than one month prior to the Revolving Credit Termination Date may not be converted into, or continued as, a Eurodollar Loan and shall be automatically converted at the end of such Interest Period into an Alternate Base Loan;

                        (5) any portion of a Term Eurodollar Loan required to be paid on any Repayment Date occurring less than one month after the end of the then current Interest Period applicable to such Loan, may not be converted into, or continued as, a Term Eurodollar Loan and shall be automatically converted at the end of such Interest Period into a Term Alternate Base Loan; and

                        (6) no Default (other than those for which a grace period is provided pursuant to subparagraph (d) of Article VIII) or Event of Default shall have occurred and be continuing.

                The Interest Period applicable to any Eurodollar Loan resulting from a conversion shall be specified by the Borrower in the irrevocable notice of conversion delivered pursuant to this Section; provided, however, that if no such Interest Period shall be specified, the Borrower shall be deemed to have selected an Interest Period of one month's duration; and, provided further, that no such Interest Period may be for more than one month's duration for the period commencing on the Closing Date and ending on the earlier to occur of (x) the 120th day following the Closing Date and (y) the completion to the satisfaction of the Lenders of the syndication of its portion of the Total Commitment and the Loans and other Credits thereunder. If the Borrower shall not have given timely notice to continue any Eurodollar Loan into a subsequent Interest Period (and shall not otherwise have given notice to convert such Loan), such Loan (unless repaid or required to be repaid pursuant to the terms hereof) shall, subject to
(iv) and (v) above, automatically be converted into an Alternate Base Loan. The Agent shall promptly advise the Lenders of any notice given pursuant to this Section and of each Lender's portion of the continuation or conversion hereunder.

                SECTION 2.3. Notice of Loans. The Borrower shall, through a Responsible Officer of the Borrower, give the Agent irrevocable written, telex or facsimile notice (promptly confirmed in writing) of each borrowing (including, without limitation, a conversion as permitted by Section 2.02(e) hereof) not later than 12:00 noon, New York City time, (i) three (3) Business Days before a proposed Eurodollar Loan borrowing or conversion and (ii) the same Business Day of an Alternate Base Loan borrowing or conversion (except that no such confirmation will be required, unless requested by the Agent, to the extent that the proceeds of such borrowing are requested to be disbursed to Borrower's controlled disbursement account maintained with the Agent). Such notice shall specify (w) whether the Loans then being requested are to be Alternate Base Loans or Eurodollar Loans, (x) the date of such borrowing (which shall be a Business Day) and amount thereof and (y) if such Loans are to be Eurodollar Loans, the Interest Period with respect thereto. If no election as to the type of Loan is specified in any such notice, all such Loans shall be Alternate Base Loans. If no Interest Period with respect to any Eurodollar Loan is specified in any such notice, then an Interest Period of one (1) month's duration shall be deemed to have been selected (subject to the second proviso in the last paragraph of Section 2.02). The Agent shall promptly advise the Lenders of any notice given pursuant to this Section 2.03 and of each Lender's portion of the requested borrowing.

                SECTION 2.4. Notes; Repayment of Loans. (a) The Term Loan-A made by a Lender shall be evidenced by a single Term Note-A, duly executed on behalf of the Borrower, dated the Closing Date, in substantially the form of Exhibit A-1 annexed hereto, delivered and payable to such Lender in a principal amount equal to its Term Loan-A Commitment on such date. The Term Loan-B made by a Lender shall be evidenced by a single Term Note-B, duly executed on behalf of the Borrower, dated the Closing Date, in substantially the form of Exhibit A-2 annexed hereto, delivered and payable to such Lender in a principal amount equal to its Term Loan-B Commitment on such date. All Revolving Credit Loans made by a Lender to the Borrower shall be evidenced by a single Revolving Credit Note, duly executed on behalf of the Borrower, dated and executed and delivered on the Closing Date, in substantially the form of Exhibit B annexed hereto, delivered and payable to such Lender in a principal amount equal to its Revolving Credit Commitment in respect of the Borrower on such date. The outstanding balance of each Revolving Credit Loan, as evidenced by any such Revolving Credit Note, shall mature and be due and payable on the Revolving Credit Termination Date.

                (1) Each Revolving Credit Note shall bear interest from its date on the principal balance thereof outstanding from time to time, as provided in Section 2.05 hereof.

                (2) The aggregate principal amount of the Term Loan-A as evidenced by the Term Notes-A and the aggregate principal amount of the Term Loan-B as evidenced by the Term Notes-B, shall be payable in 16 and 4 consecutive quarterly installments (the date of each such installment, a "Repayment Date"), respectively, in the amounts set forth below, and such payments shall be distributed ratably among the Lenders in accordance with their respective Term Loan-A Commitments or Term Loan-B Commitments, as the case may be:


                                                                  Term Loan-A      Term Loan-B
                   Date                                              Payment         Payment
                   ----                                           ------------     -----------
March 31, 1999, June 30, 1999, September 30, 1999 and               $325,000           0
        December 31, 1999

March 31, 2000, June 30, 2000, September 30, 2000 and               $787,500           0
        December 31, 2000

March 31, 2001, June 30, 2001, September 30, 2001 and                912,500           0
        December 31, 2001

March 31, 2002, June 30, 2002, September 30, 2002 and                975,000           0
        December 31, 2002

March 31, 2003, June 30, 2003, September 30, 2003 and                             $3,000,000
        December 31, 2003


               To the extent not previously paid, the Term Loan-A shall be due and payable on the Term Loan-A Maturity Date and the Term Loan-B shall be due and payable on the Final Maturity Date. Each Term Note shall bear interest from its date on the outstanding principal balance thereof, as provided in Section
2.05. All principal payments in respect of the Term Loans shall be accompanied by accrued interest on the principal amount being repaid to the date of payment. No scheduled payment of principal in respect of the Term Loans shall be made to the extent that a lesser principal payment would result in the payment in full of the outstanding amount of the Term Loans, and such lesser amount is paid.

               (3) Each Lender, or the Agent on its behalf, shall, and is hereby authorized by the Borrower to, endorse on the schedule attached to the Term Note-A, Term Note-B, or Revolving Credit Note, as applicable, of such Lender (or on a continuation of such schedule attached to such Note and made a part thereof) an appropriate notation evidencing the date and amount of each Loan to the Borrower from such Lender, as well as the date and amount of each payment and prepayment with respect thereto; provided, however, that the failure of any person to make such a notation on a Note shall not affect any obligations of the Borrower under such Note. Any such notation shall be conclusive and binding as to the date and amount of such Loan or portion thereof, or payment or prepayment of principal or interest thereon, absent manifest error.

               SECTION 2.5. Interest on Loans. (a) Subject to the provisions of
Section 2.05(c) and Section 2.08 hereof, each Alternate Base Loan shall bear interest at a rate per annum equal to the Alternate Base Rate plus the applicable Interest Margin.

               (1) Subject to the provisions of Section 2.05(c) and Section 2.08 hereof, each Eurodollar Loan shall bear interest at a rate per annum equal to the Adjusted LIBO Rate plus the applicable Interest Margin.

               (2) Interest on each Loan shall be payable in arrears on each applicable Interest Payment Date and on the Term Loan-A Maturity Date and on the Final Maturity Date. Interest on each Alternate Base Loan and Eurodollar Loan shall be computed based on the number of days elapsed in a year of 360 days. The Agent shall determine each interest rate applicable to the Loans in accordance with this Agreement, and shall promptly advise the Borrower and the Lenders of the interest rate so determined.

               SECTION 2.6. Fees. (a) The Borrower shall pay each Lender, through the Agent, (i) on the last Business Day of each March, June, September and December commencing March 31, 1998 and (ii) on the Revolving Credit Termination Date, in immediately available funds, a commitment fee (the "Revolving Credit Commitment Fee") of one half of one percent ( 1/2 of 1%) per annum on the average daily unused amount of the Revolving Credit Commitment of such Lender, during the quarter (or shorter period as the case may be) ending on such date, it being understood that Letter of Credit Usage shall constitute "use" of the Revolving Credit Commitment in a corresponding amount. The Revolving Credit Commitment Fee due to each Lender under this Section 2.06 shall commence to accrue on the date hereof and cease to accrue on the earlier of (i) the Revolving Credit Termination Date and (ii) the termination of the Revolving Credit Commitment of such Lender pursuant to this Agreement including, without limitation, pursuant to Section 2.07 hereof. The Revolving Credit Commitment Fee shall be calculated on the basis of the actual number of days elapsed in a year of 360 days.

               (1) The Agent for its own account shall be paid an administration fee by the Borrower in the amount of $25,000 on the Closing Date and thereafter on each anniversary of the Closing Date, the sum of $25,000 until the Obligations have been satisfied in full.

               SECTION 2.7. Termination and Reduction of Revolving Credit Commitments and Term Loan Commitments. (a) Upon at least three (3) Business Days' prior irrevocable written notice (or facsimile notice promptly confirmed in writing) to the Agent, the Borrower may at any time in whole permanently terminate, or from time to time in part permanently reduce, the Total Revolving Credit Commitment, ratably among the Lenders in accordance with the amounts of their Revolving Credit Commitments; provided, however, that the Total Revolving Credit Commitment shall not be reduced at any time to an amount less than the Revolving Credit Loans outstanding under the Revolving Credit Commitments and the Letter of Credit Usage at such time. Each partial reduction of the Total Revolving Credit Commitment shall be in a minimum of $50,000 or an integral multiple of $50,000.

               (1) Simultaneously with any termination or reduction of the Total Revolving Credit Commitment pursuant to paragraph (a) of this Section 2.07, the Borrower shall pay to each Lender, through the Agent, the Revolving Credit Commitment Fee due and owing through and including the date of such termination or reduction on the amount of the Revolving Credit Commitment of such Lender so terminated or reduced.

               (2) The Total Revolving Credit Commitment shall be permanently reduced on each date that a prepayment of principal of the Revolving Credit Loans is required pursuant to Section 2.09(d) or 2.09(e) hereof by the amount of each such required prepayment. In any event, the Revolving Credit Commitment of each Lender shall automatically and permanently terminate on the Revolving Credit Termination Date, and all Revolving Credit Loans still outstanding on such date shall be due and payable in full together with accrued interest thereon.

               (3) The Total Term Loan Commitment shall be permanently reduced by the amount of any repayment or prepayment of the outstanding principal amount of the Term Loans on the date of any such repayment or prepayment. Any reduction in the Total Term Loan Commitment shall simultaneously reduce, on a Pro Rata Basis, the Total Term Loan-A Commitment and the Total Term Loan-B Commitment. In any event, (x) all amounts due and owing under the Total Term Loan-A Commitment shall be due and payable on the Term Loan-A Maturity Date and (y) all amounts due and owing under the Total Term Loan-B Commitment shall be due and payable on the Final Maturity Date.

               SECTION 2.8. Interest on Overdue Amounts; Alternate Rate of Interest. (a) If the Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due hereunder, by acceleration or otherwise, the Borrower shall on demand from time to time pay interest, to the extent permitted by law, on all Obligations outstanding up to the date of actual payment of such defaulted amount (after as well as before judgment) at a rate per annum equal to two percent (2%) in excess of the rates otherwise applicable thereto.

               (1) In the event, and on each occasion, that on the day two (2) Business Days prior to the commencement of any Interest Period for a Eurodollar Loan the Agent shall have determined that dollar deposits in the amount of each Eurodollar Loan are not generally available in the London interbank market, or that the rate at which dollar deposits are being offered will not reflect adequately and fairly the cost to any Lender of making or maintaining such Eurodollar Loan during such Interest Period, or that reasonable means do not exist for ascertaining the Adjusted LIBO Rate, the Agent shall as soon as practicable thereafter give written notice (or facsimile notice promptly confirmed in writing) of such determination to the Borrower and the Lenders, and any request by the Borrower for the making of a Eurodollar Loan pursuant to Section 2.03 hereof or conversion or continuation of any Loan into a Eurodollar Loan pursuant to Section 2.02 hereof shall, until the circumstances giving rise to such notice no longer exist, be deemed to be a request for an Alternate Base Loan. Each determination by the Agent made hereunder shall be conclusive absent manifest error.

               SECTION 2.9. Prepayment of Loans. (a) Subject to the terms and conditions contained in this Section 2.09 and elsewhere in this Agreement, the Borrower shall have the right to prepay any Loan at any time in whole or from time to time in part (except in the case of a Eurodollar Loan only on the last day of an Interest Period) without penalty (except as otherwise provided for herein); provided, however, that each such partial prepayment of a Loan shall be in an integral multiple of $50,000.

               (1) On the date of any termination or reduction of the Total Revolving Credit Commitment pursuant to Section 2.07(a) hereof or elsewhere in this Agreement, the Borrower shall pay or prepay so much of the Revolving Credit Loans as shall be necessary in order that the Availability equals or exceeds zero following such termination or reduction. Any prepayments required by this paragraph (b) shall be applied to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof before they are applied to outstanding Revolving Credit Eurodollar Loans; provided, however, that the Borrower shall not be required to make any prepayment of any Eurodollar Loan pursuant to this Section until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrower in a cash collateral account with the Agent to be held in such account on terms satisfactory to the Agent.

               (2) The Borrower shall make prepayments of the Revolving Credit Loans from time to time such that the Availability equals or exceeds zero at all times when the calculation of Availability is required to be made under this Agreement. Any prepayments required by this paragraph (c) shall be applied to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof before they are applied to outstanding Revolving Credit Eurodollar Loans; provided, however, that the Borrower shall not be required to make any prepayment of any Eurodollar Loan pursuant to this Section until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrower in a cash collateral account with the Agent to be held in such account on terms satisfactory to the Agent.

               (3) Within three days of (i) the sale of any assets of the Borrower or any of its subsidiaries (excluding sales of inventory in the ordinary course of business or sales of equipment not exceeding $100,000 in any calendar year) or of the capital stock of the Borrower (subject to Section 7.05 hereof) or (ii) the consummation of the issuance of any debt securities of any Borrower, subsidiary or any Guarantor, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of the proceeds received (net of taxes due, amounts required to retire any underlying liabilities and any reasonable expenses of sale), which proceeds shall be applied as set forth in paragraph
(g) below. Nothing contained in this paragraph (d) shall be or be deemed to be a consent to the sale of any assets or stock or the issuance of any stock or debt securities.

               (4) Within ninety (90) days of the end of each Fiscal Year of the Borrower, commencing with the Fiscal Year ending December 31, 1998, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to the Mandatory Prepayment for the Fiscal Year then ended, such prepayment to be applied as set forth in paragraph (g) below.

               (5) (i) Except as provided in clause (ii) below, promptly and in any event not more than two Business Days following the receipt by the Agent or the Borrower or any of its subsidiaries of any net proceeds of (x) any casualty insurance required to be maintained pursuant to Section 6.03 hereof on account of each separate loss, damage or injury (each, a "Casualty Event") in excess of $100,000 (or, if there shall be continuing a Default or an Event of Default, of the full amount of net proceeds) to any asset of the Borrower or such subsidiary (including, without limitation, any Collateral), or (y) any business interruption insurance required to be maintained pursuant to Section 6.03 hereof on account of any business interruption event (each, a "BI Event") in excess of $100,000 (or, if there shall be continuing a Default or Event of Default, of the full amount of net proceeds), the Borrower or such subsidiary shall notify the Agent of such receipt in writing or by telephone promptly confirmed in writing, and not later than two Business Days following receipt by the Agent or the Borrower or such subsidiary of any such proceeds, there shall become due and payable a prepayment of the Loans in an amount equal to 100% of such proceeds. Prepayments from such net proceeds shall be applied as set forth in paragraph
(g) below.

               (1) In the case of the receipt of net proceeds described in clause (i) above with respect to a Casualty Event or BI Event, the Borrower may elect, by written notice delivered to the Agent not later than the day on which a prepayment would otherwise be required under clause (i), (x) in the case of proceeds received with respect to a BI Event, to use such proceeds in the ordinary course of Borrower's business and (y) in the case of proceeds received with respect to any Casualty Event, to apply all or a portion of such net proceeds for the purpose of replacing, repairing, restoring or rebuilding (referred to herein as a "Rebuilding") the relevant tangible property, and, in any such event, any required prepayment under clause (i) above shall be reduced dollar for dollar by the amount of such election under clause (x) or clause (y) of this sentence. An election under this clause (ii) shall not be effective unless: (x) at the time of such election there is continuing no Default or Event of Default;
(y) the Borrower shall have certified to the Agent that: (i) the net proceeds of the insurance adjustment with respect to a Casualty Event, together with other funds available to the Borrower, shall be sufficient to complete such proposed Rebuilding in accordance with all applicable laws, regulations and ordinances; and (ii) no Default or Event of Default has arisen or will arise as a result of such BI Event, Casualty Event or Rebuilding; and (z) if the amount of net proceeds in question exceeds $250,000, the Borrower shall have obtained the written consent of the Required Lenders to such election.

               (2) In the event of an election under clause (ii) above, pending application of the net proceeds to business operations with respect to a BI Event or to Rebuilding with respect to a Casualty Event, the Borrower shall not later than the time at which prepayment would have been, in the absence of such election, required under clause (i) above, apply such net proceeds to the prepayment of the outstanding principal balance, if any, of the Revolving Credit Loans (not in permanent reduction of the Revolving Credit Commitment), and deposit (the "Special Deposit") with the Agent, the balance, if any, of such net proceeds remaining after such application, pursuant to agreements in form, scope and substance reasonably satisfactory to the Agent. The Special Deposit, together with all earnings on such Special Deposit, shall be available to the Borrower solely for the applicable Rebuilding or ordinary course business operations, as the case may be; provided, however, that at such time as a Default or Event of Default shall occur, the balance of the Special Deposit and earnings thereon may be applied by the Agent to repay the Obligations in such order as the Agent shall elect. The Agent shall be entitled to require proof, as a condition to the making of any withdrawal from the Special Deposit, that the proceeds of such withdrawal are being applied for the purposes permitted hereunder.

               (3) Notwithstanding anything to the contrary in this paragraph
(f), on the date two days following the receipt by the Agent or the Borrower of any net proceeds of any insurance referred to in Section 6.19 hereof, there shall become due and payable a prepayment of principal in respect of the Obligations in an amount equal to 100% of such net proceeds; provided, however, so long as no Event of Default has occurred and is continuing, and the permanent key-man life insurance is in place, up to $2,000,000 in the case of Richard Nespola and up to $500,000 in the case of each of Micky Woo, Alan Staples and Ralph Peck of such proceeds may be maintained in a cash collateral account with the Agent on terms satisfactory to the Agent for the purposes of retaining a replacement executive. A prepayment made pursuant to this clause (iv) shall be applied in the manner set forth in paragraph (g) below.

               (6) When making a prepayment, whether mandatory or otherwise, pursuant to paragraph (a), (b), (c), (d), (e) or (f) above, the Borrower shall furnish to the Agent, not later than 12:00 noon (New York City time) (i) one (1) Business Day prior to the date of such prepayment of Alternate Base Loans and
(ii) three (3) Business Days
prior to the date of such prepayment of Eurodollar Loans, written, telex or facsimile notice (promptly confirmed in writing) of prepayment which shall specify the prepayment date and the principal amount of each Loan (or portion thereof) to be prepaid, which notice shall be irrevocable and shall commit the Borrower to prepay such Loan by the amount stated therein on the date stated therein. A prepayment shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Prepayments made pursuant to paragraph (d), (e) or (f) above shall be applied as follows: (A) first, on a Pro Rata Basis to outstanding Term Loans-A and Term Loans-B which are Term Alternate Base Loans in the inverse order of Repayment Dates up to the full amount thereof and then on a Pro Rata Basis to outstanding Term Loans-A and Term Loans-B which are Term Eurodollar Loans in the inverse order of Repayment Dates up to the full amount thereof and (B) second, to outstanding Revolving Credit Alternate Base Loans up to the full amount thereof and then to Revolving Credit Eurodollar Loans up to the full amount thereof; provided, however, that if at the time of the making of any prepayment in accordance with clause (B), there are undrawn Letters of Credit outstanding, then in the discretion of the Agent, all or a portion of any such prepayment (not to exceed an amount equal to the aggregate undrawn amount of all such outstanding Letters of Credit) shall be deposited by the Borrower in a cash collateral account to be held by the Agent for its own benefit and for the benefit of the Lenders for application by the Agent to the payment of any drawing made under any such Letters of Credit; and, provided, however, that the Borrower shall not be required to make any prepayment of any Term or Revolving Credit Eurodollar Loan required pursuant to this Section 2.09(g) until the last day of the Interest Period with respect thereto so long as an amount equal to such prepayment is deposited by the Borrower into a cash collateral account with the Agent to be held in such account pursuant to terms satisfactory to the Agent.

               (7) All prepayments under this Section 2.09 shall be subject to Section 2.12 hereof.

               (8) Except as otherwise expressly provided in this Section 2.09, payments with respect to any paragraph of this Section 2.09 are in addition to payments made or required to be made under any other paragraph of this Section 2.09.

               (9) All prepayments of the Term Loan under Section 2.09(a) shall be applied in the inverse order of Repayment Dates. The amount of the Term Loan prepaid may not be reborrowed.

               SECTION 2.10. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement (or in the case of any assignee of any Lender, the date of assignment) any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall: (i) subject the Agent or any Lender

(which shall for the purpose of this Section 2.10 include any assignee or lending office of the Agent or any Lender) to any charge, fee, deduction or withholding of any kind or to any tax with respect to any amount paid or to be paid by either the Agent or any Lender with respect to any Eurodollar Loans made by a Lender to the Borrower or with respect to the obligations of any Lender under Sections 2.17 through 2.20 hereof or under any Letter of Credit (other than (x) taxes imposed on the overall net income of the Agent or such Lender and
(y) franchise taxes imposed on the Agent or such Lender, in either case by the jurisdiction in which such Lender or the Agent has its principal office or its lending office with respect to such Eurodollar Loan or any political subdivision or taxing authority of either thereof); (ii) change the basis of taxation of payments to any Lender or the Agent of the principal of or interest on any Eurodollar Loan or any other fees or amounts payable with respect to any Letter of Credit or otherwise hereunder (other than taxes imposed on the overall net income of such Lender or the Agent by the jurisdiction in which such Lender or the Agent has its principal office or by any political subdivision or taxing authority therein); (iii) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or loans or loan commitments extended by, or Letters of Credit issued and maintained by, such Lender; or (iv) impose on any Lender or, with respect to Eurodollar Loans, the London interbank market, any other condition affecting this Agreement, Letters of Credit issued and maintained by or Eurodollar Loans made by such Lender; and the result of any of the foregoing shall be to increase the cost to any such Lender of making or maintaining any Eurodollar Loan or Letter of Credit, or to reduce the amount of any payment (whether of principal, interest, fee, compensation or otherwise) receivable by such Lender or to require such Lender to make any payment in respect of any Eurodollar Loan or Letter of Credit, then the Borrower shall pay to such Lender or the Agent, as the case may be, upon such Lender's or the Agent's demand, such additional amount or amounts as will compensate such Lender or the Agent for such additional costs or reduction. The Agent and each Lender agree to give notice to the Borrower of any such change in law, regulation, interpretation or administration with reasonable promptness after becoming actually aware thereof and of the applicability thereof to the Transactions. Notwithstanding anything contained herein to the contrary, nothing in clause (i) or (ii) of this Section 2.10(a) shall be deemed to (x) permit the Agent or any Lender to recover any amount thereunder which would not be recoverable under Section 2.15 hereof or
(y) require the Borrower to make any payment of any amount to the extent that such payment would duplicate any payment made by the Borrower pursuant to
Section 2.15 hereof.

               (1) If at any time and from time to time after the date of this Agreement, any Lender shall determine that the adoption of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change in any applicable law, rule, regulation or guideline regarding capital adequacy, including, without limitation, the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital

Standards", or any change in the interpretation or administration of any thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender (or its lending office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or will have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each Lender agrees to give notice to the Borrower of any adoption of, change in, or change in interpretation or administration of, any such law, rule, regulation or guideline with reasonable promptness after becoming actually aware thereof and of the applicability thereof to the Transactions. Notwithstanding any other provision in this paragraph (b), none of any Lender or the Agent shall be entitled to demand compensation pursuant to this paragraph (b) if it shall not be the general practice of such Lender or the Agent, as applicable, to demand such compensation in similar circumstances under comparable provisions of other comparable credit agreements.

               (2) A statement of any Lender or the Agent setting forth such amount or amounts, supported by calculations in reasonable detail, as shall be necessary to compensate such Lender (or the Agent) as specified in paragraphs
(a) and (b) above shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay each Lender or the Agent the amount shown as due on any such statement within ten (10) days after its receipt of the same.

               (3) Failure on the part of any Lender or the Agent to demand compensation for any increased costs, reduction in amounts received or receivable with respect to any Interest Period or any Letter of Credit or reduction in the rate of return earned on such Lender's capital, shall not constitute a waiver of such Lender's or the Agent's rights to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in rate of return in such Interest Period or in any other Interest Period or with respect to such Letter of Credit. The protection under this Section 2.10 shall be available to each Lender and the Agent regardless of any possible contention of the invalidity or inapplicability of any law, regulation or other condition which shall give rise to any demand by such Lender or the Agent for compensation. Notwithstanding the foregoing, the Borrower shall not be required to compensate a Lender or the Agent pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender or the Agent, as the case may be, notifies the Borrower of the change giving rise to such increased costs or reductions and of such Lender's or the Agent's intention to claim compensation therefor; provided that, if the change giving rise to such increased costs or reductions is retroactive, then the six-month period referred to above shall be extended by a period of time equal to the period from the date of such change through and including the earliest date of such retroactive effect.

               (4) Any Lender claiming any additional amounts payable pursuant to this Section 2.10 agrees to use reasonable efforts (consistent with legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, any such additional amounts and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

               SECTION 2.11. Change in Legality. (a) Notwithstanding anything to the contrary herein contained, if any change in any law or regulation or in the interpretation thereof by any governmental authority charged with the administration or interpretation thereof shall make it unlawful for any Lender to make or maintain any Eurodollar Loan or to give effect to its obligations to make Eurodollar Loans as contemplated hereby, then, by written notice to Borrower and to the Agent, such Lender may:

                      (1) declare that Eurodollar Loans will not thereafter be
               made by such Lender hereunder, whereupon the Borrower shall be prohibited from requesting Eurodollar Loans from such Lender hereunder unless such declaration is subsequently withdrawn; and

                      (2) only in the event it is unlawful for such Lender to
               continue to maintain such Eurodollar Loans, require that all outstanding Eurodollar Loans made by such Lender be converted to Alternate Base Loans, in which event (A) all such Eurodollar Loans shall be automatically converted to Alternate Base Loans as of the effective date of such notice as provided in paragraph (b) below and (B) all payments of principal which would otherwise have been applied to repay the converted Eurodollar Loans shall instead be applied to repay the Alternate Base Loans resulting from the conversion of such Eurodollar Loans in each case without any liability to the Borrower to such Lender pursuant to Section
               2.12 below as a result of such early conversion.

               (2) For purposes of Section 2.11(a) hereof, a notice to the Borrower by any Lender shall be effective, if lawful, on the last day of the then current Interest Period or, if there are then two or more current Interest Periods, on the last day of each such Interest Period, respectively; otherwise, such notice shall be effective with respect to the Borrower on the date of receipt by the Borrower.

               SECTION 2.12. Indemnity. The Borrower shall indemnify the Agent and each Lender against any loss or reasonable expense (including, but not limited to, any loss or reasonable expense sustained or incurred or to be sustained or incurred by reason of or in connection with the execution and delivery or assignment of, or payment under, any Letter of Credit, or in liquidating or employing deposits from third parties acquired to effect or maintain any Loan or part thereof as a Eurodollar Loan) which the Agent or such Lender may sustain or incur as a consequence of the following events (regardless of whether such events occur as a result of the occurrence of an Event of Default or the exercise of any right or remedy of the Agent or the Lenders under this Agreement or any other agreement, or at law): any failure of the Borrower to fulfill on the date of any Credit Event the applicable conditions set forth in Article V hereof applicable to it; any failure of the Borrower to borrow hereunder after irrevocable notice of borrowing pursuant to Section 2.03 hereof has been given; any payment, prepayment or conversion of a Eurodollar Loan on a date other than the last day of the relevant Interest Period; or any default in payment or prepayment of the principal amount of any Loan or any part thereof or interest accrued thereon, or with respect to any Letter of Credit, in each case as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise); provided, that the Borrower shall not be liable for any indemnification under
Section 2.12 to the extent that any such loss or expense results from the Agent's or any Lender's gross negligence or willful misconduct. Such loss or reasonable expense shall include, without limitation, an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the principal or other amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to, in the case of a Loan, the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow), at the applicable rate of interest for such Loan provided for herein over (ii) the amount of interest (as reasonably determined by such Lender) that would be realized by such Lender in reemploying the funds so paid, prepaid or converted or not borrowed for such period or Interest Period, as the case may be. Any such Lender shall provide to the Borrower a statement, signed by an officer of such Lender, explaining any loss or expense and setting forth, if applicable, the computation pursuant to the preceding sentence, and such statement shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such statement within ten (10) days after the receipt of the same. The indemnities contained herein shall survive the expiration or termination of this Agreement and of the Letters of Credit.

             SECTION 2.13. Pro Rata Treatment; Assumption by and Delegation of Authority to the Agent. (a) Except as permitted under Sections 2.10, 2.11 and
2.15 hereof, each borrowing, each payment or prepayment of principal of the Notes, each payment of interest on the Notes, each payment of any fee or other amount payable hereunder and each reduction of the Total Revolving Credit Commitment, Total Term Loan-A Commitment and Total Term Loan-B Commitment shall be made pro rata among the Lenders in the proportions that their Revolving Credit Commitments bear to the Total Revolving Credit Commitment or that their Term Loan-A Commitments bear to the Total Term Loan-A Commitment or that their Term Loan-B Commitments bear to the Total Term Loan-B Commitment, as the case may be.

               (1) Notwithstanding the occurrence or continuance of a Default or Event of Default or other failure of any condition to the making of Loans or occurrence of other Credit Events hereunder subsequent to the Credit Events on the Closing Date, unless the Agent shall have been notified in writing by any Lender in accordance with the provisions of paragraph (c) below prior to the date of a proposed Credit Event that such Lender will not make the amount that would constitute its pro rata share of the applicable Credits on such date available to the Agent, the Agent may assume that such Lender has made such amount available to the Agent on such date, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is made available to the Agent on a date after such Credit Event date, such Lender shall pay to the Agent on demand an amount equal to the product of
(i) the daily average Federal Funds Effective Rate during such period as quoted by the Agent, times (ii) the amount of such Lender's pro rata share of such Credits, times (iii) a fraction the numerator of which is the number of days that elapse from and including such Credit Event date to the date on which such Lender's pro rata share of such Credits shall have become immediately available to the Agent and the denominator of which is 360. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's pro rata share of such Credits is not in fact made available to the Agent by such Lender within three Business Days of such Credit Event date, the Agent (without releasing such Lender from any liability it might have to the Agent or the Borrower by reason of its failure to fund) shall be entitled to recover such amount with interest thereon at the rate per annum applicable to the Loans hereunder, on demand, from the Borrower.

               (2) Unless and until the Agent shall have received written notice from the Required Lenders as to the existence of a Default, an Event of Default or some other circumstance which would relieve the Lenders of their respective obligations to extend Credits hereunder, which notice shall be in writing and shall be signed by the Required Lenders and shall expressly state that the Required Lenders do not intend to make available to the Agent such Lenders' ratable share of Credits extended after the effective date of such notice, the Agent shall be entitled to continue to make the assumptions described in Section 2.13(b) above. After receipt of the notice described in the preceding sentence, which shall become effective on the third Business Day after receipt of such notice by the Agent (unless otherwise agreed by the Agent), the Agent shall be entitled to make the assumptions described in Section 2.13(b) above as to any Credits as to which it has not received a written notice to the contrary prior to 11:00 a.m. (New York time) on the Business Day next preceding the day on which such Credits are to be extended. The Agent shall not be required to extend the portion of any Credits as to which it shall have received notice by a Lender of such Lender's intention not to make its ratable portion of such Credits available to the Agent. Any withdrawal of authorization as described under this Section 2.13(c) shall not affect the validity of any Credits extended prior to the effectiveness thereof.

               SECTION 2.14. Sharing of Setoffs. Each Lender agrees that if it shall, through the exercise of a right of banker's lien, setoff or counterclaim against the Borrower, including, but not limited to, a secured claim under
Section 506 of Title 11 of the United States Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, obtain payment (voluntary or involuntary) in respect of a Note or exposure under the Letter of Credit Usage held by it as a result of which the unpaid principal portion of the Notes or exposure under the Letter of Credit Usage held by it shall be proportionately less than the unpaid principal portion of the Notes or exposure under the Letter of Credit Usage held by any other Lender, it shall be deemed to have simultaneously purchased from such other Lender a participation in the Notes and exposure under the Letter of Credit Usage held by such other Lender, so that the aggregate unpaid principal amount of the Notes and exposure under the Letter of Credit Usage and participations in Notes and exposure under the Letter of Credit Usage held by it shall be in the same proportion to the aggregate unpaid principal amount of all Notes and exposure under the Letter of Credit Usage then outstanding as the principal amount of the Notes and exposure under the Letter of Credit Usage held by it prior to such exercise of banker's lien, setoff or counterclaim was to the principal amount of all Notes and exposure under the Letter of Credit Usage outstanding prior to such exercise of banker's lien, setoff or counterclaim; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section 2.14 and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustments restored without interest. The Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Note and exposure under the Letter of Credit Usage deemed to have been so purchased may exercise any and all rights of banker's lien, setoff or counterclaim with respect to any and all moneys owing by the Borrower to such Lender as fully as if such Lender held a Note in the amount of such participation.

               SECTION 2.15. Taxes. (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.16 hereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings in any such case imposed by the United States or any political subdivision thereof, excluding:

                      (1) in the case of the Agent and each Lender, taxes
               imposed or based on its net income, and franchise or capital taxes imposed on it, (A) if the Agent or such Lender is organized under the laws of the United States or any political subdivision thereof and (B) if the Agent or such Lender is not organized under the laws of the United States or any political subdivision thereof, and its principal office or Applicable Lending Office is located in the United States, and in the case of both (A) and (B), withholding taxes payable with respect to payments to the Agent or such Lender at its principal office or Applicable Lending Office under laws (including, without limitation, any reaty, ruling, determination or regulation) in effect on the date hereof, but not any increase in withholding tax resulting from any subsequent change in such laws (other than withholding with respect to taxes imposed or based on its net income or with respect to franchise or capital taxes), and

                      (2) taxes (including withholding taxes) imposed by reason
               of the failure of the Agent or any Lender, in either case that is organized outside the United States, to comply with Section 2.15(f) hereof (or the inaccuracy at any time of the certificates, documents and other evidence delivered thereunder)

(all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Agent, (x) the sum payable shall be increased by the amount necessary so that after making all required deductions (including without limitation deductions applicable to additional sums payable under this
Section 2.15) such Lender or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount deducted to the relevant tax authority or other authority in accordance with applicable law.

               (2) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes").

               (3) The Borrower will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction (except as specified in clauses (a)(i) and (ii)) on amounts payable under this Section 2.15) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Lender or the Agent (as the case may be) makes written demand therefor. If any Lender receives a refund in respect of any Taxes or Other Taxes for which such Lender has received payment from the Borrower hereunder, such Lender shall promptly notify the Borrower of such refund and such Lender shall promptly repay such refund to the Borrower, provided that the Borrower, upon the request of such

Lender, agrees to return such refund (plus any penalties, interest or other charges) to such Lender in the event such Lender is required to repay such refund.

               (4) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender, the Borrower will furnish to the Agent, at its address referred to in Section
11.01 hereof, such certificates, receipts and other documents as may be reasonably required to evidence payment thereof.

               (5) Without prejudice to the survival of any other agreement hereunder, the agreements and obligations contained in this Section 2.15 shall survive the payment in full of principal and interest hereunder.

               (6) Each Lender that is organized outside of the United States shall deliver to the Borrower on the date hereof (or, in the case of an assignee, on the date of the assignment) and from time to time as required for renewal under applicable law duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or any successor or additional forms), as appropriate, indicating in each case that such Lender is entitled to receive payments under this Agreement without any deduction or withholding of any United States federal income taxes. The Agent (if the Agent is an entity organized outside the United States) and each Lender that is organized outside the United States shall promptly notify the Borrower and the Agent of any change in its Applicable Lending Office and such Lender shall, prior to the immediately following due date of any payment by the Borrower or any Guarantor hereunder or under any other Loan Document, deliver to the Borrower or such Guarantor, as the case may be (with copies to the Agent), such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including without limitation Internal Revenue Service Form 4224, Form 1001 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-4(a) or Section 1.1441-6(c) or any subsequent version thereof, properly completed and duly executed by such Lender establishing that such payment is (i) not subject to withholding under the Code because such payment is effectively connected with the conduct by such Lender of a trade or business in the United States or (ii) totally exempt from United States tax under a provision of an applicable tax treaty. The Borrower shall be entitled to rely on such forms in their possession until receipt of any revised or successor form pursuant to this Section 2.15(f). If the Agent or a Lender fails to provide a certificate, document or other evidence required pursuant to this Section 2.15(f), then (i) the Borrower shall be entitled to deduct or withhold on payments to the Agent or such Lender as a result of such failure, as required by law, and (ii) the Borrower shall not be required to make payments of additional amounts with respect to such withheld amounts pursuant to clause (x) of Section 2.15(a) to the extent such withholding is required solely by reason of the failure of the Agent or such Lender to provide the necessary certificate, document or other evidence of an exemption from withholding.

               (7) Each Lender and the Agent shall use reasonable efforts to avoid or minimize any amounts which might otherwise be payable pursuant to this subsection 2.15 (including seeking refunds of any amounts that are reasonably believed not to have been correctly or legally asserted); provided, however, that such efforts shall not include the taking of any actions by such Lender or the Agent that would result in any tax, costs or other expense to such Lender or the Agent (other than a tax, cost or other expense for which such Lender or the Agent shall have been reimbursed or indemnified by the Borrower pursuant to this Agreement or otherwise) or any action which would or might in the reasonable opinion of such Lender or the Agent have an adverse effect upon its business, operations or financial condition or otherwise be disadvantageous to such Lender or the Agent.

               SECTION 2.16. Payments and Computations. The Borrower shall make each payment hereunder and under any instrument delivered hereunder not later than 12:00 noon (New York City time) on the day when due in lawful money of the United States (in freely transferable dollars) to the Agent at its offices at 633 Third Avenue, New York, New York 10017-6764 for the account of the Lenders, in immediately available funds. The Agent may charge, when due and payable, the Borrower's account with the Agent for all interest, principal and Commitment Fees or other fees owing to the Agent or the Lenders on or with respect to this Agreement and/or the Loans and other Loan Documents. If at any time there is not sufficient availability to cover any of the payments referred to in the prior sentence, and in any event upon the occurrence of any Default, the Borrower shall make any such payments upon demand.

               SECTION 2.17. Issuance of Letters of Credit. Upon the request of the Borrower, and subject to the conditions set forth in Article V hereof and such other conditions to the opening of Letters of Credit as the Agent requires of its customers generally (and which are not contrary to the terms of this Agreement), the Agent shall from time to time open commercial and standby letters of credit (each, a "Letter of Credit") for the account of the Borrower, the aggregate undrawn amount of all outstanding Letters of Credit not at any time to exceed $500,000; provided, however, that the Borrower may not request the Agent to open a Letter of Credit if after giving effect thereto (measured by the face amount of such Letter of Credit) Availability would be less than zero. The issuance of each Letter of Credit shall be made on at least three Business Days' prior written notice from the Borrower to the Agent, at its Domestic Lending Office, which written notice shall be an application for a Letter of Credit on the Agent's customary form completed to the satisfaction of the Agent, together with the proposed form of the Letter of Credit (which shall be satisfactory to the Agent) and such other certificates, documents and other papers and information as the Agent may reasonably request. The Agent shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause the Agent or any Lender to exceed any limits imposed by, any applicable requirements of law. The expiration date of any (i) commercial Letter of Credit shall not be later than 90 days from the date of issuance thereof and (ii) any standby Letter of Credit shall not be later than 360 days from the date of issuance thereof, and, in any event, no Letter of Credit shall have an expiration date later than thirty days prior to the Revolving Credit Termination Date. The Letters of Credit shall be issued with respect of transactions occurring in the ordinary course of business of the Borrower.

               SECTION 2.18. Payment of Letters of Credit; Reimbursement. Upon the issuance of any Letter of Credit, the Agent shall notify each Lender of the principal amount, the number, and the expiration date thereof and the amount of such Lender's participation therein. By the issuance of a Letter of Credit hereunder and without further action on the part of the Agent or the Lenders, each Lender hereby accepts from the Agent a participation (which participation shall be nonrecourse to the Agent) in such Letter of Credit equal to such Lender's pro rata (based on its Revolving Credit Commitment) share of such Letter of Credit, effective upon the issuance of such Letter of Credit. Each Lender hereby absolutely and unconditionally assumes, as primary obligor and not as a surety, and agrees to pay and discharge, and to indemnify and hold the Agent harmless from liability in respect of, such Lender's pro rata share of the amount of any drawing under a Letter of Credit. Each Lender acknowledges and agrees that its obligation to acquire participations in each Letter of Credit issued by the Agent and its obligation to make the payments specified herein, and the right of the Agent to receive the same, in the manner specified herein, are absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the occurrence and continuance of a Default or an Event of Default hereunder, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. The Agent shall review, on behalf of the Lenders, each draft and any accompanying documents presented under a Letter of Credit and shall notify each Lender of any such presentment. Promptly after it shall have ascertained that any draft and any accompanying documents presented under such Letter of Credit appear on their face to be in substantial conformity with the terms and conditions of the Letter of Credit, the Agent shall give telephonic or facsimile notice to the Lenders and the Borrower of the receipt and amount of such draft and the date on which payment thereon will be made, and the Lenders shall, by 11:00 A.M., New York City time on the date such payment is to be made, pay the amounts required to the Agent in New York, New York in immediately available funds, and the Agent, not later than 3:00 p.m. on such day, shall make the appropriate payment to the beneficiary of such Letter of Credit. If in accordance with the prior sentence the Lenders shall pay any draft presented under a Letter of Credit, then the Agent, on behalf of the Lenders, shall charge the general deposit account of the Borrower with the Agent for the amount thereof, together with the Agent's customary overdraft fee in the event the funds available in such account shall not be sufficient to reimburse the Lenders for such payment and the Borrower shall not otherwise have discharged such reimbursement obligation by 11:00 a.m., New York City time, within one (1) Business Day following demand by the Agent. If the Lenders have not been reimbursed with respect to such drawing as provided above, the Borrower hereby authorizes and directs the Agent to increase the principal balance of the Revolving Credit Loans in the amount of any payment made by the Lenders. If the Lenders have not been reimbursed with respect to such drawing as provided above and if for any reason an advance under the Revolving Credit Loans may not be made, then the Borrower shall pay to the Agent, for the account of the Lenders, the amount of the drawing together with interest on such amount at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the Alternate Base Rate plus two percent (2%), payable on demand. The obligations of the Borrower under this Section 2.18 to reimburse the Lenders and the Agent for all drawings under Letters of Credit shall be joint and several, absolute, unconditional and irrevocable and shall be satisfied strictly in accordance with their terms, irrespective of:

               (1) any lack of validity or enforceability of any Letter of Credit;

               (2) the existence of any claim, setoff, defense or other right which the Borrower or any other person may at any time have against the beneficiary under any Letter of Credit, the Agent or any Lender (other than the defense of payment in accordance with the terms of this Agreement or a defense based on the gross negligence or willful misconduct of the Agent or any Lender) or any other person in connection with this Agreement or any other transaction;

               (3) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (4) payment by the Agent or any Lender under any Letter of Credit against presentation of a draft or other document which does not comply with the terms of such Letter of Credit; and

               (5) any other circumstance or event whatsoever, whether or not similar to any of the foregoing.

               It is understood that in making any payment under any Letter of Credit (x) the Agent's and any Lender's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including, without limitation, reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (y) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, not be deemed willful misconduct or gross negligence of the Agent or any Lender.

               SECTION 2.19. Agent's Actions with respect to Letters of Credit. Any Letter of Credit may, in the discretion of the Agent or its correspondents, be interpreted by them (to the extent not inconsistent with such Letter of Credit) in accordance with the Uniform Customs and Practice for Documentary Credits of the International Chamber of Commerce, as adopted or amended from time to time, or any other rules, regulations and customs prevailing at the place where any Letter of Credit is available or the drafts are drawn or negotiated. The Agent and its correspondents may accept and act upon the name, signature, or act of any party purporting to be the executor, administrator, receiver, trustee in bankruptcy, or other legal representative of any party designated in any Letter of Credit in the place of the name, signature, or act of such party.

               SECTION 2.20. Letter of Credit Fees. The Borrower agrees to pay
(i) to the Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Interest Margin over the Adjusted LIBO Rate applicable to interest on Eurodollar Loans on the average daily amount of such Lender's pro rata share of the Letter of Credit Usage (excluding any portion attributable to unreimbursed drawings) during the period from and including the Closing Date to but excluding the later of the date on which such Lender's Revolving Credit Commitment terminates and the date on which such Lender ceases to have any share of the Letter of Credit Usage, and (ii) to the Agent a fronting fee, which shall accrue at the rate of 1/4 of 1% per annum on the average daily amount of the Letter of Credit Usage (excluding any portion thereof attributable to unreimbursed drawings) during the period from and including the Closing Date to but excluding the later of the date of termination of the Revolving Credit Commitments and the date on which there ceases to be any Letter of Credit Usage, as well as the Agent's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the last Business Day of each such period, commencing March 31, 1998; provided that all such fees shall be payable on the date on which the Revolving Credit Commitment terminates and any such fees accruing after the date on which the Revolving Credit Commitment terminates shall be payable on demand. Any other fees payable to the Agent pursuant to this paragraph shall be payable on demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

3.      COLLATERAL SECURITY

               SECTION 3.1. Security Documents. The Obligations shall be secured by the Collateral described in the Security Documents and are entitled to the benefits thereof. The Borrower shall duly execute and deliver the Security Documents, all consents of third parties necessary to permit the effective granting of the Liens created in such agreements, financing statements pursuant to the Uniform Commercial Code and other documents, all in form and substance satisfactory to the Agent, as may be reasonably required by the Agent to grant to the Lenders a valid, perfected and enforceable first priority Lien on and security interest in (subject only to the Liens permitted under Section 7.01 hereof) the Collateral.

               SECTION 3.2. Filing and Recording. The Borrower shall, at its sole cost and expense, cause all instruments and documents given as evidence of security pursuant to this Agreement to be duly recorded and/or filed or otherwise perfected in all places necessary, in the opinion of the Agent, and take such other actions as the Agent may reasonably request, in order to perfect and protect the Liens of the Agent and Lenders in the Collateral. The Borrower, to the extent permitted by law, hereby authorizes the Agent to file any financing statement in respect of any Lien created pursuant to the Security Documents which may at any time be required or which, in the opinion of the Agent, may at any time be desirable although the same may have been executed only by the Agent or, at the option of the Agent, to sign such financing statement on behalf of the Borrower and file the same, and the Borrower hereby irrevocably designates the Agent, its agents, representatives and designees as its agent and attorney-in-fact for this purpose. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such Lien, the Borrower shall, at the Borrower's cost and expense, cause the same to be recorded and/or refiled at the time and in the manner requested by the Agent.

4.      REPRESENTATIONS AND WARRANTIES

               The Borrower represents and warrants to each of the Lenders that both before and after giving effect to the consummation of the Transactions (including, without limitation, under the Recapitalization Documents):

               SECTION 4.1. Organization, Legal Existence. The Borrower and each of its subsidiaries are legal entities duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective organization, have the requisite power and authority to own their property and assets and to carry on their business as now conducted and as currently proposed to be conducted and are qualified to do business in every jurisdiction where such qualification is required (all such jurisdictions being listed in Schedule
4.01 annexed hereto) except where the failure to so qualify would not have a Material Adverse Effect. The Borrower has the corporate power to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party, and to borrow hereunder and to execute and deliver the Notes.

               SECTION 4.2. Authorization. The execution, delivery and performance by the Borrower of this Agreement and each of the other Loan Documents to which it is a party, the borrowings hereunder by the Borrower, the execution and delivery by the Borrower of the Notes, the grant of security interests in the Collateral created by the Security Documents and the transactions contemplated to occur under or in connection with the Recapitalization Documents (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate and, if required, stockholder action and
(b) will not (i) violate (A) any provision of law, statute, rule or regulation or the certificate or articles of incorporation or other applicable constitutive documents or the by-laws of the Borrower, or its subsidiaries, as the case may be, (B) any order of any court, or any rule, regulation or order of any other agency of government binding upon the Borrower, or its subsidiaries, or (C) any provisions of any material indenture, agreement or other instrument to which the Borrower, or its subsidiaries, or any of their respective properties or assets are or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any material indenture, agreement or other instrument referred to in (b)(i)(C) above or (iii) result in the creation or imposition of any material Lien of any nature whatsoever (other than in favor of the Agent, for its own benefit and for the benefit of the Lenders, as contemplated by this Agreement and the Security Documents) upon any property or assets of the Borrower, or its subsidiaries.

               SECTION 4.3. Governmental Approvals. No registration or filing (other than the filings necessary to perfect the Liens created by the Security Documents) with consent or approval of, or other action by, any Federal, state or other governmental agency, authority or regulatory body is or will be required in connection with the Transactions, other than any which have been made or obtained.

               SECTION 4.4. Binding Effect. This Agreement and each of the other Loan Documents to which it is a party constitutes, and each of the Notes when duly executed and delivered will constitute, a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

               SECTION 4.5. Material Adverse Change. Except as set forth in
Schedule 4.05 annexed hereto, there has been no material adverse change in the business, assets, operations or financial condition of the Borrower or any of its subsidiaries since September 30, 1997.

               SECTION 4.6. Litigation; Compliance with Laws; etc. (a) Except as set forth in Schedule 4.06(a) annexed hereto, there are not any actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or, to the knowledge of any Responsible Officer of the Borrower, threatened against or affecting the Borrower or any of its subsidiaries or the businesses, assets or rights of the Borrower or any of its subsidiaries (i) which involve any of the Transactions or
(ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would, individually or in the aggregate, materially impair the ability of the Borrower to conduct business substantially as now conducted, or have a Material Adverse Effect.

               (1) Except as set forth in Schedule 4.06(b) annexed hereto, neither the Borrower nor any of its subsidiaries is in violation of any law, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality which violation or default would have a Material Adverse Effect.

               SECTION 4.7. Financial Statements. (a) The Borrower has heretofore furnished to the Agent Consolidated balance sheets and statements of income and cash flows of the Borrower dated as of December 31, 1995 and 1996 and September 30, 1997, each audited by and accompanied by the opinion of independent public accountants. Such balance sheets and statements of income and cash flows present fairly the Consolidated financial condition and results of operations of the Borrower and its subsidiaries as of the dates and for the periods indicated, and such balance sheets and the notes thereto disclose all material liabilities, direct or contingent, of the Borrower and its subsidiaries, as of the dates thereof.

               (1) The Borrower has heretofore furnished to the Agent, quarterly projected income statements, balance sheets and cash flows of the Borrower on a Consolidated basis through December 31, 1999 and annually thereafter through the Final Maturity Date, together with a schedule confirming the ability of the Borrower to consummate the Transactions and demonstrating prospective compliance with all financial covenants contained in this Agreement, such projections disclosing all assumptions made by the Borrower in formulating such projections and giving effect to the Transactions. The projections are based upon reasonable estimates and assumptions, all of which are reasonable in light of the conditions which existed at the time the projections were made, have been prepared on the basis of the assumptions stated therein, and reflect as of the Closing Date the reasonable estimate of the Borrower of the results of operations and other information projected therein.

               (2) The Borrower has heretofore furnished to the Agent a Consolidated pro forma balance sheet of the Borrower and which sets forth information before and after giving effect to the Transactions.

               (3) The audited financial statements referred to in this Section
4.07 have been prepared in accordance with GAAP and the internally prepared statements have been prepared on a basis consistent with GAAP but without footnotes.

               SECTION 4.8. Federal Reserve Regulations. (a) Neither the Borrower nor any of its subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

               (1) No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose, or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulation G, T, U or X thereof. If requested by any Lender, the Borrower or any of its subsidiaries shall furnish to such Lender a statement on Federal Reserve Form U-1 referred to in said Regulation U.

               SECTION 4.9. Taxes. Except as set forth in Schedule 4.09 hereto, the Borrower and each of its subsidiaries have filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by them, on or prior to the date hereof, other than tax returns in respect of taxes that (x) are not franchise, capital or income taxes, (y) in the aggregate are not material and (z) would not, if unpaid, result in the imposition of any material Lien on any property or assets of the Borrower or any its subsidiaries. Except as set forth in Schedule 4.09 hereto, the Borrower and its subsidiaries have paid or caused to be paid all taxes shown to be due and payable on such filed returns or on any assessments received by them, other than (i) any taxes or assessments the validity of which the Borrower or such subsidiary is contesting in good faith by appropriate proceedings, and with respect to which the Borrower or such subsidiary shall, to the extent required by GAAP have set aside on its books adequate reserves and (ii) taxes other than income, capital or franchise taxes that in the aggregate are not material and which would not, if unpaid, result in the imposition of any material Lien on any property or assets of the Borrower or any of its subsidiaries. Except as set forth in
Schedule 4.09 hereto, no Federal income tax returns of the Borrower or any of its subsidiaries have been audited by the United States Internal Revenue Service and neither the Borrower nor any of its subsidiaries has as of the date hereof requested or been granted any extension of time to file any Federal, state, local or foreign tax return which return has not since been filed. Except as set forth in Schedule 4.09 hereto, neither the Borrower nor any of its subsidiaries is party to or has any obligation under any tax sharing agreement.

               SECTION 4.10. Employee Benefit Plans. With respect to the provisions of ERISA:

               (1) As of the Closing Date, no Reportable Event has occurred or is continuing with respect to any Pension Plan, and as of any subsequent date, no such event has occurred which would have a Material Adverse Effect.

               (2) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any Plan subject to Part 4 of Subtitle B of Title I of ERISA which could result in a material liability.

               (3) As of the Closing Date, neither the Borrower nor any ERISA Affiliate is now, or has been during the preceding five years, obligated to contribute to a Pension Plan or a Multiemployer Plan. Neither the Borrower nor any ERISA Affiliate has (A) ceased operations at a facility so as to become subject to the provisions of Section 4062(e) of ERISA, (B) withdrawn as a substantial employer so as to become subject to the provisions of Section 4063 of ERISA, (C) ceased making contributions to any Pension Plan subject to the provisions of Section 4064(a) of ERISA to which the Borrower, any subsidiary of the Borrower or any ERISA Affiliate made contributions, (D) incurred or caused to occur a "complete withdrawal" (within the meaning of Section 4203 of ERISA) or a "partial withdrawal" (within the meaning of Section 4205 of ERISA) from a Multiemployer Plan that is a Pension Plan so as to incur withdrawal liability under Section 4201 of ERISA (without regard to subsequent reduction or waiver of such liability under Section 4207 or 4208 of ERISA), or (E) been a party to any transaction or agreement under which the provisions of Section 4204 of ERISA were applicable which in the case of items (A) through (E) would have a Material Adverse Effect.

               (4) No notice of intent to terminate a Pension Plan has been filed, nor has any Plan been terminated pursuant to the provisions of Section 4041(e) of ERISA, in either case which could result in a material liability.

               (5) The PBGC has not instituted proceedings to terminate (or appoint a trustee to administer) a Pension Plan and no event has occurred or condition exists which could reasonably be expected to constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any such Plan.

               (6) No Pension Plan has incurred any "accumulated funding deficiency" (as defined in Section 412 of the Code), whether or not waived.

               (7) There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Borrower, which could reasonably be expected to be asserted, against any Plan or the assets of any such Plan which would have a Material Adverse Effect. No civil or criminal action brought pursuant to the provisions of Title I, Subtitle B, Part 5 of ERISA is pending or threatened against any fiduciary or any Plan which would have a Material Adverse Effect. None of the Plans or any fiduciary thereof (in its capacity as such) has been the direct or indirect subject of any audit, investigation or examination by any governmental or quasi-governmental agency which would have a Material Adverse Effect.

               (8) All of the Plans are in material compliance, both as to form and operation, with their terms and with the provisions of ERISA and the Code, and all other applicable laws, rules and regulations; all necessary governmental approvals for the Plans have been obtained and a favorable determination as to the qualification under Section 401(a) of the Code of each of the Plans which is an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) and intended to be qualified has been made by the Internal Revenue Service and a recognition of exemption from federal income taxation under Section 501(c) of the Code of each of the funded employee welfare benefit plans (within the meaning of Section 3(1) of ERISA) has been made by the Internal Revenue Service, and, to the knowledge of the Borrower, nothing has occurred since the date of each such determination or recognition letter that would adversely affect such qualification.

               SECTION 4.11. No Material Misstatements. The information, reports, financial statements, exhibits and schedules prepared or furnished by or on behalf of the Borrower to the Agent or any Lender in connection with any of the Transactions or this Agreement, the Security Documents, the Notes and other Loan Documents or included therein, taken as a whole, as of the dates specified therein, contained no material misstatement of fact and omitted to state no material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that (a) any statements describing documents and agreements are summaries only and as such are qualified in their entirety by reference to such documents and agreements, (b) to the extent any such information therein was based upon or constitutes a forecast or projection, the Borrower represents only that it acted in good faith and utilized reasonable assumptions, due and careful consideration and the best information known to it at the time in the preparation of such information and (c) as to information that is specified as having been supplied by third parties other than Behrman Capital, the Borrower represents only that it is not aware of any material misstatement therein or omission therefrom.

               SECTION 4.12. Investment Company Act; Public Utility Holding Company Act. Neither the Borrower nor any of its subsidiaries is an "investment company" as defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940. Neither the Borrower nor any of its subsidiaries is a "holding company" as that term is defined in or is otherwise subject to regulation under, the Public Utility Holding Company Act of 1935.

               SECTION 4.13. Security Interest. Each of the Security Documents creates and grants to the Agent, for its own benefit and for the benefit of the Lenders, a legal, valid and perfected first (except as permitted pursuant to Section 7.01 hereof) priority security interest in the collateral identified therein. Such collateral or property is not subject to any other Liens whatsoever, except Liens permitted by Section 7.01 hereof.

               SECTION 4.14. Use of Proceeds. (a) All proceeds of the borrowing under the Total Term Loan Commitment and up to $500,000 in proceeds of borrowings under the Revolving Credit Commitment shall be used to partially finance the consideration to be paid pursuant to the Recapitalization Agreement and to pay fees and expenses associated with the Recapitalization.

               (1) All proceeds of each other borrowing under the Revolving Credit Commitment shall be used to provide for general corporate purposes of the Borrower.

               SECTION 4.15. Subsidiaries. As of the Closing Date, the Borrower has one subsidiary, TMNG Europe Limited, a United Kingdom corporation.

               SECTION 4.16. Title to Properties; Possession Under Leases; Trademarks. (a) The Borrower and each of its subsidiaries have good and marketable title to, or valid leasehold interest in, all of their respective properties and assets shown on the most recent balance sheet referred to in
Section 4.07(a) hereof and all assets and properties acquired since the date of such balance sheet, except for such properties as are no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and except for minor defects in title that do not interfere with the ability of the Borrower or any of its subsidiaries to conduct its business as now conducted. All such assets and properties are free and clear of all Liens other than those permitted by Section 7.01 hereof.

               (1) The Borrower and each of its subsidiaries have complied with all obligations under all leases in all material respects to which they are a party and under which they are in occupancy, and all such leases are in full force and effect and the Borrower and each of its subsidiaries enjoy peaceful and undisturbed possession under all such leases.

               (2) The Borrower and each of its subsidiaries own or control all material trademarks, trademark rights, trade names, trade name rights, copyrights, patents, patent rights and licenses which are necessary for the conduct of the business of the Borrower and each of its subsidiaries. To the actual knowledge of the Responsible Officers of the Borrower, neither the Borrower nor any of its subsidiaries is infringing upon or otherwise acting adversely to any of such trademarks, trademark rights, trade names, trade name rights, copyrights, patent rights or licenses owned by any other person or persons. There is no claim or action by any such other person pending, or to the knowledge of any Responsible Officer of the Borrower or any subsidiary thereof, threatened, against the Borrower or any of its subsidiaries with respect to any of the rights or property referred to in this Section 4.16(c).

               SECTION 4.17. Solvency. (a) The fair salable value of the assets of the Borrower and its Consolidated subsidiaries is not less than the amount that will be required to be paid on or in respect of the probable liability on the existing debts and other liabilities (including contingent liabilities) of the Borrower and its Consolidated subsidiaries, as they become absolute and mature.

               (1) The assets of the Borrower and its Consolidated subsidiaries do not constitute unreasonably small capital for the Borrower and its Consolidated subsidiaries to carry out their business as now conducted and as proposed to be conducted including the capital needs of the Borrower and its Consolidated subsidiaries, taking into account the particular capital requirements of the business conducted by the Borrower and its Consolidated subsidiaries and projected capital requirements and capital availability thereof.

               (2) Neither the Borrower nor any of its subsidiaries intends to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrower and any of its subsidiaries, and of amounts to be payable on or in respect of debt of the Borrower and any of its subsidiaries). The cash flow of the Borrower and its Consolidated subsidiaries, after taking into account all anticipated uses of the cash of the Borrower and its Consolidated subsidiaries, will at all times be sufficient to pay all such amounts on or in respect of debt of the Borrower and its Consolidated subsidiaries when such amounts are required to be paid.

               (3) Neither the Borrower nor any of its subsidiaries believes that final judgments against them in actions for money damages presently pending will be rendered at a time when, or in an amount such that, they will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash flow of the Borrower and its Consolidated subsidiaries, after taking into account all other anticipated uses of the cash of the Borrower and its Consolidated subsidiaries (including the payments on or in respect of debt referred to in paragraph (c) of this Section), will at all times be sufficient to pay all such judgments promptly in accordance with their terms.

               SECTION 4.18. Permits, etc. Except as disclosed in Schedule 4.18 hereto, the Borrower and each of its subsidiaries possess all licenses, permits, approvals and consents, including, without limitation, all environmental, health and safety licenses, permits, approvals and consents (collectively, "Permits") of all Federal, state and local governmental authorities as required to conduct properly their business except where the failure to possess such permit would not have a Material Adverse Effect, each such Permit is and will be in full force and effect, the Borrower and each of its subsidiaries are in compliance in all material respects with all such Permits, and no event (including, without limitation, any violation of any law, rule or regulation) has occurred which allows the revocation or termination of any such Permit or any restriction thereon.

               SECTION 4.19. Compliance with Environmental Laws. Except such as would not have a Material Adverse Effect or as disclosed in Schedule 4.19 hereto: (i) the operations of the Borrower and its subsidiaries comply in all material respects with all applicable Environmental Laws; (ii) the Borrower and its subsidiaries and all of their present facilities or operations, as well as to the knowledge of the Borrower and its subsidiaries their past facilities or operations, are not subject to any judicial proceeding or administrative proceeding or any outstanding written order or agreement with any governmental authority or private party respecting (a) any Environmental Law, (b) any Remedial Work, or (c) any Environmental Claims arising from the Release of a Contaminant into the environment; (iii) to the best of the knowledge of the Borrower and its subsidiaries, none of their operations is the subject of any Federal or state investigation evaluating whether any Remedial Work is needed to respond to a Release of any Contaminant into the environment in violation of any Environmental Law; (iv) neither the Borrower nor any of its subsidiaries nor any predecessor of the Borrower or any of its subsidiaries has filed any notice under any Environmental Law indicating past or present treatment, storage, or disposal of a Hazardous Material or reporting a spill or Release of a Contaminant into the environment; (v) to the best of the knowledge of the Borrower and its subsidiaries, neither the Borrower nor any of its subsidiaries has any contingent liability in connection with any Release of any Contaminant into the environment; (vi) none of the operations of the Borrower or any of its subsidiaries involves the generation, transportation, treatment or disposal of Hazardous Materials; (vii) neither the Borrower nor any of its subsidiaries has disposed of any Contaminant by placing it in or on the ground or waters of any premises owned, leased or used by any of them and to the knowledge of the Borrower and its subsidiaries neither has any lessee, prior owner, or other person; (viii) no underground storage tanks or surface impoundments are on any property of the Borrower and its subsidiaries; and (ix) no Lien in favor of any governmental authority for (A) any liability under any Environmental Law or regulation, or (B) damages arising from or costs incurred by such governmental authority in response to a Release of a Contaminant into the environment, has been filed or attached to the property of the Borrower and its subsidiaries.

               SECTION 4.20. No Change in Credit Criteria or Collection Policies. Except as disclosed in Schedule 4.20 hereto, there has been no material change in credit criteria or collection policies concerning account receivables of the Borrower since December 31, 1996. Without duplication, all Eligible Receivables of the Borrower are valid, binding and enforceable obligations of account debtors. All account receivables (other than Eligible Receivables) are valid, binding and enforceable obligations of account debtors.

               SECTION 4.21. Employee Matters. Each of the Borrower and its subsidiaries, in the conduct of its affairs and businesses, has complied in all material respects with all applicable laws and regulations relating to the employment of labor, including those related to wages, hours, discrimination, employee pension and welfare benefit plans, collective bargaining, and the payment of Social Security or similar taxes, and has withheld and paid to the appropriate governmental authority, all amounts required by law or agreement to be withheld from wages or salaries of its employees. Each of the Borrower and its subsidiaries is not a party to any collective bargaining agreement in connection with the employment of its employees. Except as set forth on Schedule
4.21 hereto, there is not pending, nor, to the Borrower's knowledge, threatened, any labor dispute, strike or lockout, slow-down, stoppage, unfair labor practice complaint, grievance procedure or arbitration proceeding relating to or affecting the Borrower or its subsidiaries.

               SECTION 4.22. Recapitalization. (i) The execution, delivery and performance by Behrman Capital TMNG, Inc., Holdings and the Borrower of the Recapitalization Documents have been duly authorized by all necessary action on the part of the Borrower, Behrman Capital TMNG, Inc. and Holdings, (ii) the Recapitalization Documents constitute the valid, binding and enforceable obligation of the Borrower, Behrman Capital TMNG, Inc. and Holdings, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and are in full force and effect without default or waiver of any of the conditions thereunder and (iii) there are no governmental consents, filings, approvals or notices required to be made or obtained in connection with the execution, delivery and performance of the Recapitalization Documents except such as have been duly made, obtained or delivered.

5.      CONDITIONS OF CREDIT EVENTS

               The obligation of each Lender to make Loans and extend other Credits hereunder shall be subject to the following conditions precedent:

               SECTION 5.1. All Credit Events. On each date on which a Credit Event is to occur:

               (1) The Agent shall have received a notice of borrowing or a request for the issuance of a Letter of Credit pursuant to Section 2.17 hereof as required by Section 2.03 hereof.

               (2) The representations and warranties set forth in Article IV hereof and in any documents delivered herewith, including, without limitation, the Loan Documents, shall be true and correct in all material respects with the same effect as though made on and as of such date (except insofar as such representations and warranties relate expressly to an earlier date and except that the representation set forth in Section 4.05 shall be deemed updated to the most recent financial statements delivered pursuant to Section 6.05(a) and except that the representation made in Section 4.07(b) shall be made only as of the Closing Date).

               (3) The Borrower shall be in compliance with all the terms and provisions contained herein on its part to be observed or performed, and at the time of and immediately after such Credit Event no Default or Event of Default shall have occurred and be continuing.

               (4) The Agent shall have received a certificate signed by the Financial Officer of the Borrower (i) as to the compliance with (b) and
        (c) above and (ii) with respect to each Revolving Credit Loan and each Letter of Credit, demonstrating that after giving effect thereto Availability is zero or greater.

               SECTION 5.2. First Borrowing. The obligations of the Lenders in respect of the first Credit Event hereunder are subject to the following additional conditions precedent:

               (1) The Lenders shall have received the favorable written opinion of counsel for the Borrower and Holdings substantially in the form of Exhibit C hereto, dated the Closing Date, addressed to the Lenders and satisfactory to the Agent.

               (2) The Lenders shall have received (i) a copy of the certificate or articles of incorporation or other constitutive documents, in each case as amended to date, of each of the Borrower, the corporate or partnership Grantors certified as of a recent date by the Secretary of State or other appropriate official of the state of its organization, and a certificate as to the good standing of each from such Secretary of State or other official, in each case dated as of a recent date; (ii) a certificate of the Secretary of each of the Borrower and the corporate Grantors, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of such person's By-laws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by such person's Board of Directors authorizing the execution, delivery and performance of this Agreement, the Security Documents, the Notes, the other Loan Documents and the Credit Events hereunder, as applicable, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that such person's certificate or articles of incorporation or constitutive documents has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to (i) above, and
        (D) as to the incumbency and specimen
        signature of each of such person's officers executing this Agreement, the Notes, each Security Document or any other Loan Document delivered in connection herewith or therewith, as applicable; (iii) a certificate of another of such person's officers as to incumbency and signature of its Secretary; and (iv) such other documents as the Agent or any Lender may reasonably request.

               (3) The Agent shall have received a certificate, dated the Closing Date and signed by the Financial Officer of the Borrower, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 5.01 hereof and the conditions set forth in this Section 5.02.

               (4) Each Lender shall have received its Revolving Credit Note and Term Notes duly executed by the Borrower, payable to its order and otherwise complying with the provisions of Section 2.04 hereof.

               (5) The Agent shall have received the Security Documents and certificates evidencing the Pledged Stock, together with undated stock powers executed in blank, each duly executed by the applicable Grantors.

               (6) The Agent shall have received certified copies of requests for copies or information on Form UCC-11 or certificates satisfactory to the Lenders of a UCC Reporter Service, listing all effective financing statements which name as debtor the Borrower or any corporate Grantor and which are filed in the appropriate offices in the States in which are located the chief executive office and other operating offices of such person, together with copies of such financing statements. With respect to any Liens not permitted pursuant to Section 7.01 hereof, the Agent shall have received either termination statements or lien release letter, in either case in form and substance satisfactory to it.

               (7) Each document (including, without limitation, each Uniform Commercial Code financing statement) required by law or requested by the Agent to be filed, registered or recorded in order to create in favor of the Agent for its own benefit and for the benefit of the Lenders a first priority perfected security interest in the Collateral shall have been properly filed, registered or recorded in each jurisdiction in which the filing, registration or recordation thereof is so required or requested. The Agent shall have received an acknowledgment copy, or other evidence satisfactory to it, of each such filing, registration or recordation.

               (8) The Agent shall have received the results of a search of tax and other Liens, and judgments and of the Uniform Commercial Code filings made with respect to the Borrower and each corporate Grantor in the jurisdictions in which the Borrower is doing business and/or in which any Collateral is located, and in which Uniform Commercial Code filings have been made against the

        Borrower, each Guarantor and each corporate Grantor pursuant to paragraph (g) above.

               (9) The Lenders and the Agent shall have received and determined to be in form and substance satisfactory to them:

                          (1) the December 31, 1997 schedule and aging of
               accounts receivable of the Borrower;

                          (2) an opening Borrowing Base calculation and evidence
               that the Borrower has Availability of not less than $1,500,000 on the Closing Date and cash;

                          (3) evidence that the Borrower has common equity in
               the minimum amount of $33,300,000 (of which at least $20,000,000 was contributed in cash, directly or indirectly, by Holdings and at least $13,300,000 of rollover equity from management on the Closing Date);

                          (4) a copy of a field examination of the Borrower's
               books and records;

                          (5) evidence of the compliance by the Borrower with
               Section 6.03;

                          (6) the financial statements described in Section 4.07
               hereof;

                          (7) evidence (which may consist of the certificate
               provided pursuant to Section 5.02(c) hereof) that the Transactions are in compliance with all applicable laws and regulations except where non-compliance would not have a Material Adverse Effect;

                          (8) evidence of the compliance by the Borrower with
               Section 6.19;

                          (9) evidence of payment of all fees owed to the Agent
               and the Lenders by the Borrower under this Agreement, the Commitment Letter or otherwise;

                          (10) evidence that all requisite third party consents
               (including, without limitation, consents with respect to the Borrower and each of the Grantors) to the Transactions have been received;

                          (11) evidence (which may consist of the certificate
               provided pursuant to Section 5.02(c) hereof) that there has been no material adverse change in the business, assets, operations or financial condition of the Borrower and its subsidiaries since September 30, 1997;

                          (12) evidence of the repayment in full of existing
               credit arrangements and the termination of all commitments to lend thereunder, including the Prior Lender Obligations, and the termination of all security interests securing such indebtedness as required under paragraph (f) above; and

                          (13) evidence (which may consist of the certificate
               provided pursuant to Section 5.02(c) hereof) that there are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending or threatened against or affecting the Borrower or any of its subsidiaries or any of their respective businesses, assets or rights which involve any of the Transactions.

               (10) The Agent and the Lenders shall have had the opportunity, if they so choose, to examine the books of account and other records and files of the Borrower, its subsidiaries and the corporate Grantors and to make copies thereof, to undertake customer and consultant checkings and to conduct a pre-closing audit which shall include, without limitation, verification of Eligible Receivables, payment of payroll taxes and accounts payable and formulation of an opening Borrowing Base, and the results of such examination, checkings and audit shall have been satisfactory to the Agent and Lenders in all respects.

               (11) The Agent shall have received and had the opportunity to review and determine to be in form and substance satisfactory to it:

                          (1) copies of all material lease agreements entered
               into by the Borrower and its subsidiaries and all materials relating to the tax assumptions regarding the Transactions; and

                          (2) copies of all loan agreements, notes and other
               documentation evidencing Indebtedness for borrowed money of the Borrower, its subsidiaries or the corporate Grantors.

               (12) Messrs. Kaye, Scholer, Fierman, Hays & Handler, LLP, counsel to the Agent, shall have received payment in full for all reasonable legal fees charged, and all costs and expenses incurred, by such counsel through the Closing Date in connection with the transactions contemplated under this Agreement, the Security Documents and the other Loan Documents and instruments in connection herewith and therewith.

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


               (13) The Agent and the Lenders shall have:

                          (1) received copies of each of the Recapitalization
               Documents, including all amendments and schedules thereto, each certified by a Responsible Officer of the Borrower to be true and complete copies;

                          (2) received evidence that the Recapitalization
               Agreement is in full force and effect and all consents, filings and approvals required by applicable law in connection therewith shall have been obtained and made;

                          (3) received evidence that simultaneously with the
               occurrence of the Credit Events on the Closing Date, the Recapitalization shall have been duly and validly consummated, including the merger of Behrman Capital TMNG, Inc. into the Borrower and the funding of the escrow arrangements, without modification, amendment or waiver (except for such as shall have been approved in writing by the Agent), in accordance with the terms, conditions and provisions of the Recapitalization Agreement and the other Recapitalization Documents; and

                          (4) determined that the terms and provisions of all
               agreements and documents in connection with the Recapitalization, including without limitation the Recapitalization Documents, are satisfactory in form and substance and the Agent shall have received such legal opinions, certificates and copies of necessary governmental filings and consents as the Agent shall have requested in connection therewith, and shall have determined to its satisfaction that the consummation of the Recapitalization and other transactions contemplated by the Recapitalization Documents are in compliance with all applicable laws and regulations.

               (14) The corporate structure and capitalization of the Borrower shall be satisfactory to the Lenders in all respects.

               (15) All legal matters in connection with the Transactions shall be satisfactory to the Agent, the Lenders and their respective counsel in their sole discretion.

               (16) The Borrower shall have executed and delivered to the Agent a disbursement authorization letter with respect to the disbursement of the proceeds of the Credit Events made on the Closing Date, in form and substance satisfactory to the Agent.

               (17) The Agent and the Lenders shall have had the opportunity, if they so choose, to meet with Alan Staples and Ralph Peck and the results of such meeting shall have been satisfactory to the Agent and the Lenders in all respects.

               (18) The Borrower shall have delivered satisfactory blocked account letters as to any bank accounts maintained with financial institutions other than the Agent.

               (19) The Borrower's operating plan, including the timetable for the retention of a chief financial officer within 90 days of the Closing Date and the conversion to an employee model (which shall provide for the employment on the Closing of those persons set forth on Schedule 5 hereto) shall be satisfactory to the Lenders in all respects.

               (20) The Agent shall have received such other documents as the Lenders or the Agent or Agent's counsel shall reasonably deem necessary.

6.      AFFIRMATIVE COVENANTS

               The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Note, any amount under any Letter of Credit or any fee, expense or other Obligation payable hereunder or in connection with any of the Transactions shall be unpaid, it will, and will cause each of its subsidiaries and, with respect to
Section 6.07 hereof, each ERISA Affiliate, to:

               SECTION 6.1. Legal Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence except as otherwise permitted by Section 7.05.

               SECTION 6.2. Businesses and Properties. At all times do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, Permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; maintain and operate such businesses in the same general manner in which they are presently conducted and operated; comply with all laws, rules, regulations and governmental orders (whether Federal, state or local) applicable to the operation of such businesses whether now in effect or hereafter enacted (including, without limitation, all applicable laws, rules, regulations and governmental orders relating to public and employee health and safety and all Environmental Laws) and with any and all other applicable laws, rules, regulations and governmental orders, the lack of compliance with which would have a Material Adverse Effect; take all actions which may be required to obtain, preserve, renew and extend all

Permits and other authorizations which are material to the operation of such businesses; and at all times maintain, preserve and protect all property material to the conduct of such businesses and keep such property in good repair, working order and condition (ordinary wear and tear excluded) and from time to time make, or cause to be made, all repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

               SECTION 6.3. Insurance. (a) Keep its insurable properties insured at all times by financially sound and reputable insurers, consistent with the coverages reflected in Schedule 6.03 hereto, as modified as reflected in said Schedule, (b) maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies similarly situated and in the same or similar businesses, provided, however, that such insurance shall insure the property of the Borrower against all risk of physical damage, including, without limitation, loss by fire, explosion, theft, fraud and such other casualties, consistent with the coverages reflected in Schedule 6.03 hereto, (c) maintain in full force and effect public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by the Borrower or any of its subsidiaries, consistent with the coverages reflected in Schedule 6.03 hereto,
(d) maintain business interruption insurance to such extent as is customary with companies similarly situated and in the same or similar businesses, consistent with the coverages reflected in Schedule 6.03 hereto and (e) maintain such other insurance as may be required by law. All insurance covering tangible personal property subject to a Lien in favor of the Agent for its own benefit and for the benefit of the Lenders granted pursuant to the Security Documents shall provide that, in the case of each separate loss the full amount of insurance proceeds shall be payable to the Agent and shall further provide for at least 30 days' prior written notice to the Agent of the cancellation or substantial modification thereof.

               SECTION 6.4. Taxes. Except as described on Schedule 6.04 hereto, pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to material Liens upon such properties or any part thereof, except where the validity or amount thereof is being contested in good faith by appropriate proceedings, the Borrower has set aside on its books adequate reserves with respect thereto in accordance with GAAP and the failure to make payment pending such contest would not result in a Material Adverse Effect.

               SECTION 6.5. Financial Statements, Reports, etc. Furnish to the Agent, with copies for each of the Lenders:

               (1) within 90 days after the end of each Fiscal Year, (i) Consolidated and consolidating balance sheets and Consolidated and consolidating income statements showing the financial condition of the Borrower and its subsidiaries as of the close of such Fiscal Year and the results of their operations during such year, and (ii) a Consolidated and consolidating statement of shareholders' equity and a Consolidated and consolidating statement of cash flow, as of the close of such Fiscal Year, comparing such financial condition and results of operations to such financial condition and results of operations for the comparable period during the immediately preceding Fiscal Year, all the foregoing financial statements to be audited by independent public accountants acceptable to the Agent (which report shall not contain any qualification except with respect to new accounting principles mandated by the Financial Accounting Standards Board);

               (2) within 45 days (or 60 days solely with respect to the quarter ending March 31, 1998) after the end of each of the first three (3) fiscal quarters of the Borrower, (i) unaudited Consolidated and consolidating balance sheets and Consolidated and consolidating income statements showing the financial condition and results of operations of the Borrower and its subsidiaries as of the end of each such quarter,
        (ii) a Consolidated and consolidating statement of shareholders' equity and (iii) a Consolidated and consolidating statement of cash flow, in each case for the fiscal quarter just ended and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the last day of such quarter, and comparing such financial condition and results of operations to the projections for the applicable period provided under paragraph (h) below and to the results for the comparable period during the immediately preceding Fiscal Year in each case prepared and certified by the Financial Officer of the Borrower as presenting fairly the financial condition and results of operations of the Borrower and its subsidiaries and as having been prepared in accordance with GAAP, in each case subject to normal year-end audit adjustments;

               (3) within 30 days (or April 30, 1998 in the case of January and February 1998) after the end of each of the first two months of each quarter, (i) unaudited Consolidated and consolidating balance sheets and income statements showing the financial condition and results of operations of the Borrower and its subsidiaries as of the end of each such month, (ii) a Consolidated and consolidating statement of shareholders' equity and (iii) a Consolidated and consolidating statement of cash flow, in each case for the month just ended and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the last day of such month, and commencing with the 1999 Fiscal Year comparing such financial condition and results of operations to the projections for the applicable period provided under paragraph (h) below and to the results for the comparable period during the immediately preceding Fiscal Year, prepared and certified by the Financial Officer of the Borrower as presenting fairly the financial condition and results of operations of the Borrower and its subsidiaries and as having been prepared in accordance with GAAP;

               (4) promptly after the same become publicly available, copies of such registration statements, annual, periodic and other reports, and such proxy statements and other information, if any, as shall be filed by the Borrower or any subsidiaries with the Securities and Exchange Commission pursuant to the requirements of the Securities Act of 1933 or the Securities Exchange Act of 1934;

               (5) concurrently with any delivery under (a) or (b) above, a certificate of the firm or person referred to therein (x) which certificate shall, in the case of the certificate of the Financial Officer of the Borrower, certify that to the best of his or her knowledge no Default or Event of Default has occurred (including calculations demonstrating compliance, with details for the applicable quarters, as of the dates of the financial statements being furnished, with the covenants set forth in Sections 7.07, 7.08, 7.09 and 7.10 hereof) and, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (y) which certificate, in the case of the certificate furnished by the independent public accountants referred in paragraph (a) above, shall be prepared in accordance with professional standards, may be limited to accounting matters and disclaim responsibility for legal interpretations, but shall in any event state that as of the dates of the financial statements being furnished nothing has come to their attention that has caused them to believe that a Default or Event of Default has occurred under any of the covenants set forth in Sections 7.07, 7.08, 7.09 and 7.10 hereof (such statement to include calculations demonstrating compliance with such covenants) and, if such a Default or Event of Default has occurred, specifying the nature and extent thereof and whether any waiver has been obtained, and shall in addition state that in the course of preparing the audit and the certificate referred to herein, such accountants have not become aware of the occurrence of an Event of Default under Sections
        7.07 through 7.10 hereof; provided, however, that any certificate delivered concurrently with (a) above shall be signed by the Financial Officer of the Borrower;

               (6) concurrently with any delivery under (a) above, a management letter prepared by the independent public accountants who reported on the financial statements delivered under (a) above, with respect to the internal audit and financial controls of the Borrower and its subsidiaries;

               (7) within 15 days (or 20 days in the case of January 1998) of the end of each fiscal month, an invoice date aging schedule of the Receivables in the form of the aging schedule of Receivables dated December 31, 1997 previously furnished to the Agent;

               (8) within 30 days prior to the beginning of each Fiscal Year, a summary of business plans and financial operation projections (including, without limitation, with respect to capital expenditures) for the Borrower and its respective subsidiaries for such Fiscal Year (including monthly balance sheets, statements of income and of cash flow but calculations of covenant compliance may be on a quarterly basis) and annual projections through the Final Maturity Date prepared by management and in form, substance and detail (including, without limitation, principal assumptions) satisfactory to the Agent;

               (9) as soon as practicable, copies of all reports, forms, filings, loan documents and financial information submitted to governmental agencies and/or its shareholders;

               (10) (i) within 20 days after the end of each fiscal month, an update report with respect to the operating plan referred to in Section 5.02(s) hereof commencing March 31, 1998 and (ii) within 15 days after the end of each fiscal month, a certificate substantially in the form of
        Schedule 6.05(j) hereto executed by the Financial Officer of the Borrower demonstrating compliance as at the end of each month with the Availability requirements;

               (11) immediately upon becoming aware thereof, notice to the Agent of a material breach by any party of any material agreement with the Borrower; and

               (12) such other information as the Agent or any Lender may reasonably request.

               SECTION 6.6. Litigation and Other Notices. Give the Agent written notice of the following promptly after the Borrower becomes aware of same:

               (1) the issuance by any court or governmental agency or authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of the Loans or occurrence of other Credit Events, or invalidating, or having the effect of invalidating, any provision of this Agreement, the Notes or the other Loan Documents, or the initiation of any litigation or similar proceeding seeking any such injunction, order, decision or other restraint;

               (2) the filing or commencement of any action, suit or proceeding against the Borrower or any of its subsidiaries, whether at law or in equity or by or before any court or any Federal, state, municipal or other governmental agency or authority, (i) which is material and either is brought by or on behalf of any governmental agency or authority, or in which injunctive or other equitable relief is sought or (ii) as to which it is probable (within the meaning of Statement of Financial Accounting Standards No. 5) that there will be an adverse determination and which, if adversely determined, would (A) reasonably be expected to result in liability of one or more Borrower or a subsidiary thereof in an aggregate amount of $250,000 or more, not reimbursable by insurance, or (B) materially impair the right of the Borrower or a subsidiary thereof to perform its obligations under this Agreement, any Note or any other Loan Document to which it is a party;

               (3) any Default or Event of Default, specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto; and

               (4) any development in the business or affairs of the Borrower or any of its subsidiaries which has had or which is likely to have, in the reasonable judgment of any Responsible Officer of the Borrower, a Material Adverse Effect.

               SECTION 6.7. ERISA. (a) Pay and discharge promptly any liability imposed upon it pursuant to the provisions of Title IV of ERISA; provided, however, that neither the Borrower nor any ERISA Affiliate shall be required to pay any such liability if (1) the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings, and (2) such person shall have set aside on its books reserves which, in the opinion of the independent certified public accountants of such person, are adequate with respect thereto.

               (1) Deliver to the Agent, promptly, and in any event within 30 days, after (i) the occurrence of any Reportable Event, a copy of the materials that are filed with the PBGC, (ii) the Borrower or any ERISA Affiliate or an administrator of any Pension Plan files with participants, beneficiaries or the PBGC a notice of intent to terminate any such Plan, a copy of any such notice,
(iii) the receipt of notice by the Borrower or any ERISA Affiliate or an administrator of any Pension Plan from the PBGC of the PBGC's intention to terminate any Pension Plan or to appoint a trustee to administer any such Plan, a copy of such notice, (iv) the filing thereof with the Internal Revenue Service, if requested from time to time by the Agent, copies of each annual report that is filed on Treasury Form 5500 with respect to any Plan, together with certified financial statements (if any) for the Plan and any actuarial statements on Schedule B to such Form 5500, (v) the Borrower or any ERISA Affiliate knows or has reason to know of any event or condition which might constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan, an explanation of such event or condition, (vi) the receipt by the Borrower or any ERISA Affiliate of an assessment of withdrawal liability under Section 4201 of ERISA from a Multiemployer Plan, a copy of such assessment, (vii) the Borrower or any ERISA Affiliate knows or has reason to know of any event or condition which might cause any one of them to incur a material liability under Section 4062, 4063, 4064 or 4069 of ERISA or Section 412(n) or 4971 of the Code, an explanation of such event or condition, and (viii) the Borrower or any ERISA Affiliate knows or has reason to know that an application is to be, or has been, made to the Secretary of the Treasury for a waiver of the minimum funding standard under the provisions of Section 412 of the Code, a copy of such application, and in each case described in clauses (i) through (iii) and (v) through (vii) together with a statement signed by the Financial Officer setting forth details as to such Reportable Event, notice, event or condition and the action which the Borrower or such ERISA Affiliate proposes to take with respect thereto.

               SECTION 6.8. Maintaining Records; Access to Properties and Inspections; Right to Audit. Maintain financial records in accordance with accepted financial practices, maintain its computer systems and software so as to calculate, compare and sequence from, into and between the twentieth century (through 1999), in the year 2000 and the twenty-first century, including leap year calculations and, upon reasonable notice (which may be telephonic), at all reasonable times and as often as any Lender may reasonably request, permit any authorized representative designated by such Lender to visit and inspect the properties and financial records of the Borrower and its subsidiaries and to make extracts from such financial records at such Lender's expense, and permit any authorized representative designated by such Lender to discuss the affairs, finances and condition of the Borrower and its subsidiaries with the appropriate Financial Officer and such other officers as the Borrower shall deem appropriate and the Borrower's independent public accountants, as applicable. The Agent agrees that it shall schedule any meeting with any such independent public accountant through the Borrower and a Responsible Officer of the Borrower shall have the right to be present at any such meeting. At the Borrower's expense, the Agent shall have the right to audit, as often as it may request, the existence and condition of the accounts receivables, inventory, books and records of the Borrower and its subsidiaries and to review their compliance with the terms and conditions of this Agreement and the other Loan Documents; provided that so long as no Event of Default shall have occurred and be continuing, the Agent agrees that such audits at Borrower's expense shall occur no more frequently than twice per calendar year.

               SECTION 6.9. Use of Proceeds. Use the proceeds of the Credit Events only for the purposes set forth in Section 4.14 hereof.

               SECTION 6.10. Fiscal Year-End. Cause its Fiscal Year to end on December 31 in each year.

               SECTION 6.11. Further Assurances. Execute any and all further documents and take all further actions which may be required under applicable law, or which the Agent may reasonably request, to grant, preserve, protect and perfect the first priority security interest created by the Security Documents in the Collateral.

               SECTION 6.12. Additional Grantors and Guarantors. Promptly inform the Agent of the creation or acquisition of any direct or indirect subsidiary (subject to the provisions of Section 7.06 hereof) and cause each direct or indirect subsidiary not in existence on the date hereof to enter into a Guarantee in form and substance satisfactory to the Agent, and to execute the Security Documents, as applicable, as a Grantor, and cause the direct parent of each such subsidiary to pledge all of the capital stock of such subsidiary pursuant to the Pledge Agreement and cause each such subsidiary to pledge its accounts receivable and all other assets pursuant to the Security Agreement.

               SECTION 6.13. Environmental Laws. (a) Comply, and cause each of its subsidiaries to comply, in all material respects with the provisions of all Environmental Laws, and shall keep its properties and the properties of its subsidiaries free of any Lien imposed pursuant to any Environmental Law except where the imposition of such Lien would not have a Material Adverse Effect. The Borrower shall not cause or suffer or permit, and shall not suffer or permit any of its subsidiaries to cause or suffer or permit, the property of the Borrower or its subsidiaries to be used for the generation, production, processing, handling, storage, transporting or disposal of any Hazardous Material, except for Hazardous Materials used in the ordinary course of business of the Borrower or disclosed in Schedule 6.13 hereto, in which case such Hazardous Materials shall be used, stored, generated, treated and disposed of only in compliance with Environmental Law.

               (1) Supply to the Agent copies of all submissions by the Borrower or any of its subsidiaries to any governmental body and of the reports of all environmental audits and of all other environmental tests, studies or assessments (including the data derived from any sampling or survey of asbestos, soil, or subsurface or other materials or conditions) that may be conducted or performed (by or on behalf of the Borrower or any of its subsidiaries) on or regarding the properties owned, operated, leased or occupied by the Borrower or any of its subsidiaries or regarding any conditions that might have been affected by Hazardous Materials on or Released or removed from such properties. The Borrower shall also permit and authorize, and shall cause its subsidiaries to permit and authorize, the consultants, attorneys or other persons that prepare such submissions or reports or perform such audits, tests, studies or assessments to discuss such submissions, reports or audits with the Agent and the Lenders.

               (2) Not later than two Business Days after the Borrower becomes aware or is otherwise informed of such event provide oral and written notice to the Agent upon the happening of any of the following:

                          (1)the Borrower, any subsidiary of the Borrower, or
               any tenant or other occupant of any property of the Borrower or such subsidiary receives written notice of any claim, complaint, charge or notice of a violation or potential violation of any Environmental Law;

                          (2)there has been a spill or other Release of
               Hazardous Materials upon, under or about or affecting any of the properties owned, operated, leased or occupied by the Borrower or any of its subsidiaries, in amounts that are required to be reported under Environmental Law or Hazardous Materials at levels or in amounts that are required to be reported, remedied or responded to under Environmental Law are detected on or in the soil or groundwater;

                          (3)the Borrower or any of its subsidiaries is or shall
               be liable for any costs of cleaning up or otherwise responding to a Release of Hazardous Materials;

                          (4)any part of the properties owned, operated, leased
               or occupied by the Borrower or any of its subsidiaries is or shall be subject to a Lien under any Environmental Law; or

                          (5)the Borrower or any of its subsidiaries undertakes
               any Remedial Work with respect to any Hazardous Materials.

               (3) Without in any way limiting the scope of Section 11.04(c) and in addition to any obligations thereunder, the Borrower hereby indemnifies and agrees to hold the Agent and the Lenders harmless from and against any liability, loss, damage, suit, action or proceeding arising out of its business or the business of its subsidiaries pertaining to Hazardous Materials, including, but not limited to, claims of any governmental body or any third person arising under any Environmental Law or under tort, contract or common law. To the extent laws of the United States or any applicable state or local law in which property owned, operated, leased or occupied by the Borrower or any of its subsidiaries is located provide that a Lien upon such property of the Borrower or such subsidiary may be obtained for the removal of Hazardous Materials which have been or may be Released, no later than sixty days after notice that a Release has occurred is given by the Agent to the Borrower or such subsidiary, the Borrower or such subsidiary shall deliver to the Agent a report issued by a qualified third party engineer assessing the existence and extent of any Hazardous Materials located upon or beneath the specified property. To the extent any Hazardous Materials located therein or thereunder either subject the property to Lien or require removal to safeguard the health of any persons, the removal thereof shall be an affirmative covenant of the Borrower hereunder.

               (4) In the event that any Remedial Work is required to be performed by the Borrower or any of its subsidiaries under any applicable Environmental Law, any judicial order, or by any governmental entity, the Borrower or such subsidiary shall commence all such Remedial Work at or prior to the time required therefor under such Environmental Law or applicable judicial orders and thereafter diligently prosecute to completion all such Remedial Work in accordance with and within the time allowed under such applicable Environmental Laws or judicial orders.

               SECTION 6.14. Perform Other Covenants. Except for the filing of continuation statements and the making of other filings by the Agent as secured party or assignee, at all times take all actions necessary to maintain the Liens and security interests provided for under or pursuant to this Agreement and the Security Documents as valid and perfected first Liens on the property intended to be covered thereby (subject only to Liens expressly permitted hereunder) and promptly supply all information to the Agent necessary for such maintenance.

               SECTION 6.15. Maintain Operating Accounts. Obtain blocked account letters in form satisfactory to the Agent as to any bank account not maintained with the Agent and sweep all funds from such accounts on a daily basis except for employee insurance and withholdings accounts and other miscellaneous petty cash accounts not having an average balance in excess of $25,000 (collectively, "Miscellaneous Accounts"); within 30 days of the Closing Date, maintain its principal accounts with the Agent (other than Miscellaneous Accounts); and within 45 days of the Closing Date, maintain its cash management arrangements (including lockbox and disbursement control arrangements) with the Agent.

               SECTION 6.16. Purchase Price Adjustments. Promptly notify the Agent of any purchase price adjustment as contemplated by the Recapitalization Agreement, any such adjustment after the Closing Date in favor of the Borrower or Holdings to be applied as set forth in Section 2.09(d).

               SECTION 6.17. Amendments. Promptly supply to the Agent certified copies of any amendments to the Recapitalization Documents.

               SECTION 6.18. Interest Rate Protection. Within the 30 days of the Closing Date, enter into an interest rate cap (the "Rate Agreements") covering a notional principal amount of at least $12,000,000 with a term ending three (3) years from the Closing Date, and on such other terms and conditions as shall be reasonably satisfactory to the Agent.

               SECTION 6.19. lLife Insurance. On the Closing Date, assign all key-man insurance to the Agent. Within 90 days of the Closing Date (or such later date to which the Required Lenders may consent in writing) and at all times thereafter maintain in full force and effect, key man life insurance on each of Richard Nespola, Micky Woo, Alan Staples and Ralph Peck, or a successor, in an amount of not less than $10,000,000 in the case of Richard Nespola and $3,000,000 each in the case of each other such person, with the Borrower as beneficiary under such policy; and not later than 90 days following the Closing Date (or such later date to which the Required Lenders may consent in writing) the Borrower shall assign to the Agent for its own benefit and for the benefit of the Lenders as security for the Obligations all monies payable under or in respect of such insurance policy pursuant to an Assignment of Life Insurance (and, thereafter, the Agent shall release its assignment of the insurance assigned on the Closing Date).

7.      NEGATIVE COVENANTS

               The Borrower covenants and agrees with each Lender that, so long as this Agreement shall remain in effect or the principal of or interest on any Note, any amount under any Letter of Credit, or any fee, expense or other Obligation payable hereunder or in connection with any of the Transactions shall be unpaid, it will not and will not cause or permit any of its subsidiaries and, in the case of Section 7.14 hereof, any ERISA Affiliate to, either directly or indirectly:

               SECTION 7.1. Liens. Incur, create, assume or permit to exist any Lien on any of its property or assets (including the stock of any direct or indirect subsidiary), whether owned at the date hereof or hereafter acquired, or assign or convey any rights to or security interests in any future revenues, except:

               (1) Liens incurred and pledges and deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance, old-age pensions and other social security benefits (not including any lien described in Section 412(m) of the Code);

               (2) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens and other similar liens, incurred in good faith in the ordinary course of business and securing obligations which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings as to which the Borrower or any of its subsidiaries, as the case may be, shall, to the extent required by GAAP, have set aside on its books adequate reserves;

               (3) Liens securing the payment of taxes, assessments and governmental charges or levies, that are not delinquent or are being diligently contested in good faith by appropriate proceedings and as to which adequate cash reserves have been established in accordance with GAAP; provided, however, that in no event shall the aggregate amount of such reserves be less than the aggregate amount secured by such Liens;

               (4) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

               (5) Liens upon any equipment acquired through the purchase or lease by the Borrower or any of its subsidiaries which are created or incurred contemporaneously with such acquisition to secure or provide for the payment of any part of the purchase price of, or lease payments on, such equipment (but no other amounts and not in excess of the purchase price or lease payments); provided, however, that any such Lien shall not apply to any other property of the Borrower or any of its subsidiaries; provided, further, that after giving effect to such purchase or lease, the aggregate of all Indebtedness secured thereby does not exceed $500,000 at any time outstanding and compliance is maintained with Section 7.07 hereof;

               (6) Other Liens existing on the date of this Agreement and set forth in Schedule 7.01 annexed hereto but not, except as noted on such Schedule, the extension, renewal or refunding of the Indebtedness secured thereby;

               (7) Liens created in favor of the Agent for its own benefit and for the benefit of the Lenders; or

               (8) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business.

               SECTION 7.2. Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any person whereby the Borrower or any of its subsidiaries shall sell or transfer any property, real or personal, and used in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property which the Borrower or such subsidiary intends to use for substantially the same purpose or purposes as the property being sold or transferred.

               SECTION 7.3. Indebtedness. Incur, create, assume or permit to exist any Indebtedness other than (i) Indebtedness secured by Liens permitted under Section 7.01, (ii) other Indebtedness (including, without limitation, Guarantees) existing on the date hereof and listed in Schedule 7.03 annexed hereto, but not, except as noted on such Schedule, the extension, renewal or refunding thereof, (iii) Indebtedness incurred hereunder, including, without limitation, the Rate Agreements, (iv) Indebtedness to trade creditors incurred in the ordinary course of business, (v) Guarantees constituting the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, (vi) Guarantees of the Obligations, (vii) purchase money Indebtedness to the extent permitted by Sections 7.01(e) and 7.07 hereof and (viii) Subordinated Indebtedness.

               SECTION 7.4. Dividends, Distributions and Payments. Declare or pay, directly and indirectly, any cash dividends or make any other distribution, whether in cash, property, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any shares of its capital stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value (or permit any subsidiary to purchase or acquire) any shares of any class of its capital stock or set aside any amount for any such purpose.

               SECTION 7.5. Consolidations, Mergers and Sales of Assets. Consolidate with or merge into any other person, or sell, lease, transfer or assign to any persons or otherwise dispose of (whether in one transaction or a series of transactions) any portion of its assets (whether now owned or hereafter acquired), or sell any of its inventory other than in the normal course of business, or permit another person to merge into it, or acquire all or substantially all the capital stock or assets of any other person except (a) sales of investments permitted pursuant to Sections 7.06(a) through (e); (b) sales, transfers and other dispositions of any assets that have become obsolete, outdated or surplus to the business of the Borrower or any subsidiary to the extent that the Borrower shall have complied with the provisions of Section 2.09(d); and (c) if at the time thereof and immediately after giving effect thereto no Default or Event of Default shall have occurred and be continuing (i) the merger of any subsidiary into the Borrower in a transaction in which the Borrower is the surviving corporation and no person other than the Borrower or a subsidiary receives any consideration and (ii) the merger or consolidation of any subsidiary with any other subsidiary in a transaction in which no person other than the Borrower or a subsidiary receives any consideration.

               SECTION 7.6. Investments. Own, purchase or acquire any stock, obligations, assets (not in the ordinary course of business) or securities of, or any interest in, or make any capital contribution or loan or advance to, any other person, or make any other investments, except:

             (1) certificates of deposit in dollars of any commercial banks registered to do business in any state of the United States (i) having capital and surplus in excess of $500,000,000 and (ii) whose long-term debt rating is at least investment grade as determined by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

               (2) readily marketable direct obligations of the United States government or any agency thereof which are backed by the full faith and credit of the United States;

               (3) investments in money market mutual funds having assets in excess of $2,500,000,000;

               (4) commercial paper at the time of acquisition having the highest rating obtainable from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

               (5) federally tax exempt securities rated A or better by either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.; and

               (6) investments in the stock of any subsidiary existing on the Closing Date, but not any additional investment therein;

provided that, in each case mentioned in (a), (b), (d) and (e) above, such obligations shall mature not more than one year from the date of acquisition thereof.

               SECTION 7.7. Capital Expenditures. Permit the aggregate amount of payments made for capital expenditures, including Capitalized Lease Obligations and Indebtedness secured by Liens permitted under Section 7.01(e) hereof, in each of the periods indicated below to exceed an amount equal to the following amounts for the Borrower and its subsidiaries:

               Period                                                   Maximum Amount
               ------                                                   --------------
Fiscal Years ending December 31, 1998, December 31, 1999 and              $500,000
December 31, 2000

Fiscal Year ending December 31, 2001                                      $600,000

Fiscal Year ending December 31, 2002 and each Fiscal Year                 $700,000
thereafter


               SECTION 7.8. Debt Service Coverage Ratio. Permit the Debt Service Coverage Ratio of the Borrower and its subsidiaries at the end of each fiscal quarter for the four most recent consecutive fiscal quarters ending on or prior to the date of determination to be less than the respective amounts set forth below for the periods indicated:

               Period                                          Ratio
               ------                                        ---------
Four fiscal quarters ending March 31, 1999                   5.50:1.00

Four fiscal quarters ending June 30, 1999                    3.50:1.00


               Period                                                       Ratio
               ------                                                     ---------

Four fiscal quarters ending September 30, 1999                            3.00:1.00

Four fiscal quarters ending December 31, 1999                             2.50:1.00

Four fiscal quarters ending March 31, 2000 and
June 30, 2000                                                             2.00:1.00

Four fiscal quarters ending September 30, 2000
through the fiscal quarter ending December 31, 2002                       1.50:1:00

Four fiscal quarters ending March 31, 2003, June 30, 2003,                1.30:1.00
September 30, 2003 and December 31, 2003

               SECTION 7.9. Leverage Ratio; EBITDA. (a) Permit the Leverage Ratio of the Borrower and its subsidiaries at the end of each fiscal quarter for the four most recent consecutive fiscal quarters ending on or prior to the date of determination to be greater than the respective amounts set forth below for the periods indicated:


               Period                                                        Ratio
               ------                                                     -----------
Four fiscal quarters ending March 31, 1999                                12.00:1.00

Four fiscal quarters ending June 30, 1999                                 10.00:1.00

Four fiscal quarters ending September 30, 1999                             7.50:1.00

Four fiscal quarters ending December 31, 1999                              6.50:1.00

Four fiscal quarters ending March 31, 2000 and June 30, 2000               6.00:1.00

Four fiscal quarters ending September 30, 2000 and December                5.00:1.00
31, 2000

Four fiscal quarters ending March 31, 2001 and June 30, 2001               4.50:1.00

Four fiscal quarters ending September 30, 2001 and December                4.00:1.00
31, 2001

Four fiscal quarters ending March 31, 2002 and June 30, 2002               3.00:1.00

Four fiscal quarters ending September 30, 2002 and each fiscal             1.50:1.00
quarter thereafter

               (1) Permit EBITDA of the Borrower and its subsidiaries to be less than the respective amounts for the periods set forth below:

               Period                                                       Amount
               ------                                                     ----------
January 1, 1998 through June 30, 1998                                     $2,550,000

January 1, 1998 through September 30, 1998                                $4,500,000

January 1, 1998 through December 31, 1998                                 $6,150,000


               SECTION 7.10. Interest Coverage Ratio. Permit the Interest Coverage Ratio of the Borrower and its subsidiaries to be less than the respective amounts set forth below for the periods indicated.

               Period                                                        Ratio
               ------                                                      ---------
January 1, 1998 through June 30, 1998                                      2.75:1.00

January 1, 1998 through September 30, 1998                                 2.75:1.00

Four fiscal quarters ending December 31, 1998, March 31, 1999              2.75:1.00
and June 30, 1999

Four fiscal quarters ending September 30, 1999                             3.00:1.00

Four fiscal quarters ending December 31, 1999 and March 31,                3.50:1.00
June 30 and September 30, 2000

Four fiscal quarters ending December 31, 2000 and March 31,                4.75:1.00
June 30 and September 30, 2001

Four fiscal quarters ending December 31, 2001 and each fiscal              6.00:1.00
quarter thereafter

               SECTION 7.11. Business. Alter the nature of its business (that is, telecommunications, consulting and information) as operated on the date of this Agreement in any material respect except as outlined in the operating plan referred to in Section 5.02(s) hereof.

               SECTION 7.12. Sales of Receivables. Sell, assign, discount, transfer, or otherwise dispose of any accounts receivable, promissory notes, drafts or trade acceptances or other rights to receive payment held by it, with or without recourse, except (i) for the purpose of collection or settlement in the ordinary course of business or (ii) the sale of any such accounts to the Agent for the ratable benefit of the Lenders.

               SECTION 7.13. Use of Proceeds. Permit the proceeds of any Credit Event to be used for any purpose which entails a violation of, or is inconsistent with, Regulation G, T, U or X of the Board, or for any purpose other than those set forth in Section 4.14 hereof.

               SECTION 7.14. ERISA. (a) Engage in any transaction in connection with which the Borrower or any ERISA Affiliate could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

               (1) Terminate any Pension Plan in a "distress termination" under
Section 4041 of ERISA, or take any other action which could result in a material liability of the Borrower or any ERISA Affiliate to the PBGC.

               (2) Fail to make payment when due of all amounts which, under the provisions of any Plan, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, or, with respect to any Pension Plan, permit to exist any material "accumulated funding deficiency" (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect thereto.

               (3) Adopt an amendment to any Pension Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code.

               SECTION 7.15. Accounting Changes. Make, or permit any subsidiary to make, any change in their accounting treatment or financial reporting practices except as required or permitted by GAAP.

               SECTION 7.16. Prepayment or Modification of Indebtedness; Modification of Charter Documents. (a) Directly or indirectly prepay, redeem, purchase or retire (other than at the stated maturity thereof) any Indebtedness, including, without limitation, any Subordinated Indebtedness, other than Indebtedness incurred hereunder.

               (1) Modify, amend or otherwise alter the terms and provisions of
(i) any Subordinated Indebtedness or (ii) the Recapitalization Documents in any material respect.

               (2) Modify, amend or alter their certificates or articles of incorporation or preferred stock/certificates of designations in any respect if the effect thereof is, or could reasonably be expected to be, adverse to the interests of the Agent or any Lender or imposes restrictions upon the right and obligations of the Borrower to make payments to the Agent or a Lender hereunder.

               SECTION 7.17. Transactions with Affiliates. Except as otherwise specifically set forth in this Agreement or as described on Schedule 7.18 hereto, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or enter into any other transaction with, any stockholder, Affiliate or agent of the Borrower, except at prices and on terms not less favorable to it than that which would have been obtained in an arm's-length transaction with a non-affiliated third party,

               SECTION 7.18. Consulting Fees. Except as provided on Schedule
7.18 hereto, pay any management, consulting or other fees of any kind to Holdings, any subsidiary thereof or any subsidiary of the Borrower, or to any Affiliate of Holdings, any of its subsidiaries or of the Borrower or any of the Borrower's subsidiaries.

               SECTION 7.19. Negative Pledges, Etc. Except as contemplated under any of the obligations set forth on Schedule 7.01 hereto, enter into any agreement (other than this Agreement or any other Loan Document) which (a) prohibits the creation or assumption of any Lien upon any of the Collateral, or
(b) specifically prohibits the amendment or other modification of this Agreement or any other Loan Document.

8.      EVENTS OF DEFAULT

               In case of the happening of any of the following events (herein called "Events of Default"):

               (1) any representation or warranty made or deemed made in or in connection with this Agreement, any of the Security Documents, the Notes or other Loan Documents or any Credit Events hereunder, shall prove to have been incorrect in any material respect when made or deemed to be made;

               (2) default shall be made in the payment of any principal of any Note when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise;

               (3) default shall be made in the payment of any interest on any Note, or any fee or any other amount payable hereunder, or under the Notes, Letters of Credit, or any other Loan Document or in connection with any other Credit Event or the Transactions when and as the same shall become due and payable;

               (4) default shall be made in the due observance or performance of any covenant, condition or agreement to be observed or performed on the part of any

        Loan Party pursuant to the terms of this Agreement, any of the Notes, any of the Security Documents or any other Loan Document, and with respect to Sections 6.05(a), (b) and (c) such default shall not be remedied within 3 days of the occurrence thereof, and with respect to Sections 6.02, 6.04, 6.06(d), 6.07, 6.08 (other than, with respect to visitation rights), 6.11 through 6.13, 6,14, 6.16 and 6.17 such default shall not be remedied within 20 days of the occurrence thereof;

               (5) any Loan Party shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law, (ii) consent to the institution of, or fail to contravene in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for any Loan Party or for a substantial part of its property or assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or (vii) take corporate action for the purpose of effecting any of the foregoing;

               (6) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of any Loan Party, or of a substantial part of the property or assets of any Loan Party, under Title 11 of the United States Code or any other Federal state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for any Loan Party or for a substantial part of the property of any Loan Party or (iii) the winding-up or liquidation of any Loan Party; and such proceeding or petition shall continue undismissed for 90 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 30 days;

               (7) default shall be made with respect to any Indebtedness, or obligations under a capitalized lease of any Loan Party (excluding Indebtedness outstanding hereunder) which is outstanding in an aggregate principal amount of at least $250,000 if the effect of any such default shall be to accelerate, or to permit the holder or obligee of any such Indebtedness or obligations under a capitalized lease (or any trustee on behalf of such holder or obligee) at its option to accelerate, the maturity of such Indebtedness or obligations under a capitalized lease;

               (8) (i) a Reportable Event shall have occurred with respect to a Pension Plan, (ii) the filing by any Loan Party, any ERISA Affiliate, or an administrator of any Pension Plan of a notice of intent to terminate such a Pension Plan in a "distress termination" under the provisions of
        Section 4041 of ERISA, (iii) the receipt of notice by any Loan Party, any ERISA Affiliate, or an administrator of a Pension Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such Pension Plan, (iv) any other event or condition exists which, in the reasonable opinion of the Agent, could constitute grounds under the provisions of Section 4042 of ERISA for the termination of (or the appointment of a trustee to administer) any Pension Plan by the PBGC, (v) a Pension Plan shall fail to maintain the minimum funding standard required by Section 412 of the Code for any plan year or a waiver of such standard is sought or granted under the provisions of
        Section 412(d) of the Code, (vi) any Loan Party or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of
        Section 4062, 4063, 4064 or 4201 of ERISA, (vii) any Loan Party or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code, (viii) the occurrence of any other event or condition with respect to any Plan which would constitute an event of default under any other agreement entered into by any Loan Party or any ERISA Affiliate, and in each case in clauses (i) through
        (viii) of this subsection (h), such event or condition, together with all other such events or conditions, if any, could subject any Loan Party or any ERISA Affiliate to any taxes, penalties or other liabilities which, in the reasonable opinion of the Agent, could have a Material Adverse Effect;

               (9) any Loan Party or any ERISA Affiliate (i) shall have been notified by the sponsor of a Multiemployer Plan that it has incurred any withdrawal liability to such Multiemployer Plan which would have a Material Adverse Effect, and (ii) does not have reasonable grounds for contesting such withdrawal liability and is not in fact contesting such withdrawal liability in a timely and appropriate manner;

               (10) a judgment (not reimbursed by insurance policies of any Loan Party) or decree for the payment of money, a fine or penalty (not reimbursed by insurance policies of any Loan Party) which when taken together with all other such judgments, decrees, fines and penalties shall exceed $200,000 shall be rendered by a court or other tribunal against any Loan Party and (i) shall remain undischarged or unbonded for a period of 30 consecutive days during which the execution of such judgment, decree, fine or penalty shall not have been stayed effectively or (ii) any judgment creditor or other person shall legally commence actions to collect on or enforce such judgment, decree, fine or penalty;

             (11) this Agreement, any Note, any of the Security Documents, any Guarantee or other Loan Documents shall for any reason cease to be, or shall be asserted by any Loan Party not to be, a legal, valid and binding obligation of any Loan Party, enforceable in accordance with its terms, or the security interest or Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by any Loan Party not to be, a valid, first priority perfected security interest in any Collateral (except to the extent otherwise permitted under this Agreement or any of the Security Documents); or

               (12) a Change of Control shall occur; or

               (13) any material damage to, or loss, theft or destruction of, any material Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than thirty (30) consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities of Borrower if any such event or circumstance could have a Material Adverse Effect;

then, and in any such event (other than an event described in paragraph (e) or (f) above), and at any time thereafter during the continuance of such event, the Agent may, and upon the written request of the Required Lenders shall, by written notice (or facsimile notice promptly confirmed in writing) to the Borrower, take any or all of the following actions at the same or different times: (i) terminate forthwith all or any portion of the Total Commitment and the obligations of the Lenders to issue Letters of Credit hereunder;(ii) declare the Notes and any amounts then owing to the Lenders on account of drawings under any Letters of Credit to be forthwith due and payable; and (iii) require that the Borrower remit to the Agent cash collateral in an amount equal to the aggregate undrawn amount of all outstanding Letters of Credit at such time, such cash collateral to be held by the Agent for its own benefit and the benefit of the Lenders in a cash collateral account on terms and conditions satisfactory to the Agent, whereupon the principal of such Notes, together with accrued interest and fees thereon and any amounts then owing to the Lenders on account of drawings under any Letters of Credit and other liabilities of the Borrower accrued hereunder, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Notes to the contrary notwithstanding; provided, however, that with respect to a default described in paragraph (e) or (f) above, the Total Commitment and the obligation of the Lenders to issue Letters of Credit shall automatically terminate and the principal of the Notes, together with accrued interest and fees thereon and any amounts then owing to the Lenders on account of drawings under any Letters of Credit and any other liabilities of the Borrower accrued hereunder shall automatically become due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Notes to the contrary notwithstanding.

9.      AGENT

               In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank is hereby appointed to act as Agent on behalf of the Lenders. Each of the Lenders and each subsequent holder of any Note or issuer of any Letter of Credit by its acceptance thereof, irrevocably authorizes the Agent to take such action on its behalf and to exercise such powers hereunder and under the Security Documents and other Loan Documents as are specifically delegated to or required of the Agent by the terms hereof and the terms thereof together with such actions and powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers, employees or agents shall be liable as such for any action taken or omitted to be taken by it or them hereunder or under any of the Security Documents and other Loan Documents or in connection herewith or therewith (a) at the request or with the approval of the Required Lenders (or, if otherwise specifically required hereunder or thereunder, the consent of all the Lenders) or (b) in the absence of its or their own gross negligence or willful misconduct.

               The Agent is hereby expressly authorized on behalf of the Lenders, without hereby limiting any implied authority, (a) to receive on behalf of each of the Lenders any payment of principal of or interest on the Notes outstanding hereunder and all other amounts accrued hereunder paid to the Agent, and promptly to distribute to each Lender its proper share of all payments so received, (b) to distribute to each Lender copies of all notices, agreements and other material as provided for in this Agreement or in the Security Documents and other Loan Documents as received by such Agent and (c) to take all actions with respect to this Agreement and the Security Documents and other Loan Documents as are specifically delegated to the Agent.

               In the event that (a) the Borrower fails to pay when due the principal of or interest on any Note, any amount payable under any Letter of Credit, or any fee payable hereunder or (b) the Agent receives written notice of the occurrence of a Default or an Event of Default (the Agent being deemed not to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender), the Agent promptly shall give written notice thereof to the Lenders, and shall take such action with respect to such Event of Default or other condition or event as it shall be directed to take by the Required Lenders; provided, however, that, unless and until the Agent shall have received such directions, the Agent may take such action or refrain from taking such action hereunder or under the Security Documents or other Loan Documents with respect to a Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

               The Agent shall not be responsible in any manner to any of the Lenders for the effectiveness, enforceability, perfection, value, genuineness, validity or due execution of this Agreement, the Notes or any of the other Loan Documents or Collateral or any other agreements or certificates, requests, financial statements, notices or opinions of counsel or for any recitals, statements, warranties or representations contained herein or in any such instrument or be under any obligation to ascertain or inquire as to the performance or observance of any of the terms, provisions, covenants, conditions, agreements or obligations of this Agreement or any of the other Loan Documents or any other agreements on the part of the Borrower and, without limiting the generality of the foregoing, the Agent shall, in the absence of knowledge to the contrary, be entitled to accept any certificate furnished pursuant to this Agreement or any of the other Loan Documents as conclusive evidence of the facts stated therein and shall be entitled to rely on any note, notice, consent, certificate, affidavit, letter, telegram, teletype message, statement, order or other document which it believes in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. It is understood and agreed that the Agent may exercise its rights and powers under other agreements and instruments to which it is or may be a party, and engage in other transactions with the Borrower, as though it were not Agent of the Lenders hereunder.

               The Agent shall promptly give notice to the Lenders of the receipt or sending of any notice, schedule, report, projection, financial statement or other document or information pursuant to this Agreement or any of the other Loan Documents and shall promptly forward a copy thereof to each Lender.

               Neither the Agent nor any of its directors, officers, employees or agents shall have any responsibility to the Borrower on account of the failure or delay in performance or breach by any Lender other than the Agent of any of its obligations hereunder or to any Lender on account of the failure of or delay in performance or breach by any other Lender or the Borrower of any of their respective obligations hereunder or in connection herewith.

               The Agent may consult with legal counsel selected by it in connection with matters arising under this Agreement or any of the other Loan Documents and any action taken or suffered in good faith by it in accordance with the opinion of such counsel shall be full justification and protection to it. The Agent may exercise any of its powers and rights and perform any duty under this Agreement or any of the other Loan Documents through agents or attorneys.

               The Agent and the Borrower may deem and treat the payee of any Note as the holder thereof until written notice of transfer shall have been delivered as provided herein by such payee to the Agent and the Borrower.

               With respect to the Loans made hereunder, the Notes issued to it and any other Credit Event applicable to it, the Agent in its individual capacity and not as an Agent shall have the same rights, powers and duties hereunder and under any other agreement executed in connection herewith as any other Lender and may exercise the same as though it were not the Agent, and the Agent and its affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or other affiliate thereof as if it were not the Agent. Each of the Lenders hereby acknowledges that the Agent and/or one or more Affiliates of the Agent may at any time and from time to time be a holder of equity interests in a Loan Party.

               Each Lender agrees (i) to reimburse the Agent in the amount of such Lender's pro rata share (based on its Commitment hereunder) of any expenses incurred for its own benefit and for the benefit of the Lenders by the Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Lenders, not reimbursed by the Borrower and
(ii) to indemnify and hold harmless the Agent and any of its directors, officers, employees or agents, on demand, in the amount of its pro rata share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Agent or any of them in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by it or any of them under this Agreement or any of the other Loan Documents, to the extent not reimbursed by the Borrower; provided, however, that no Lender shall be liable to the Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Agent or any of its directors, officers, employees or agents.

               With respect to the release of Collateral, Lenders hereby irrevocably authorize the Agent, at its option and in its discretion, to release any Lien granted to or held by the Agent upon any property covered by this Agreement or the other Loan Documents (i) upon termination of the Total Commitments and payment and satisfaction of all Obligations; (ii) constituting property being sold or disposed of in compliance with the provisions of this Agreement (and the Agent may rely in good faith conclusively on any such certificate, without further inquiry); or (iii) constituting property leased to Borrower or any subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by Borrower or such subsidiary to be, renewed or extended; provided, however, that (x) the Agent shall not be required to execute any release on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (y) such release shall not in any manner discharge, affect or impair the Obligations or any Liens upon (or obligations of any Loan Party, in respect of), all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the property covered by this Agreement or the Loan Documents.

               With respect to perfecting Lenders' security interest in Collateral which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession, each Lender hereby appoints each other Lender for the purpose of perfecting such interest. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent, and, promptly upon the Agent's request, shall deliver such Collateral to the Agent or in accordance with the Agent's instructions. Each Lender agrees that it will not have any right individually to enforce or seek to enforce this Agreement or any Loan Document or to realize upon any Collateral for the Loans, it being understood and agreed that such rights and remedies may be exercised only by the Agent.

               In the event that a petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency, liquidation or similar law is filed by or against any Loan Party, the Agent is authorized to file a proof of claim on behalf of itself and the Lenders in such proceeding for the total amount of Obligations owed by such Loan Party. With respect to any such proof of claim which the Agent may file, each Lender acknowledges that without reliance on such proof of claim, such Lender shall make its own evaluation as to whether an individual proof of claim must be filed in respect of such Obligations owed to such Lender and, if so, take the steps necessary to prepare and timely file such individual claim.

               Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and any other Loan Document to which such Lender is party. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder.

               Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, IBJ Schroder Bank & Trust Company may become the successor Agent or if it shall fail to do so, then the Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by such Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office (or an affiliate with an office) in New York, New York, having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder and under each of the other Loan Documents. After any Agent's resignation hereunder, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

               The Lenders hereby acknowledge that the Agent shall be under no duty to take any discretionary action permitted to be taken by the Agent pursuant to the provisions of this Agreement or any of the other Loan Documents unless it shall be requested in writing to do so by the Required Lenders. The Lenders hereby further acknowledge that the Agent is not acting as the fiduciary of, or the trustee for, any of the Lenders and except as expressly set forth herein, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information communicated to the Agent by or relating to the Borrower or any of its subsidiaries.

10.     MANAGEMENT, COLLECTION AND STATUS OF
        RECEIVABLES AND OTHER COLLATERAL

               SECTION 10.1. Collection of Receivables; Management of Collateral. (a) At the request of the Agent upon the occurrence and continuance of an Event of Default, the Borrower will, at its own cost and expense, (i) arrange for remittances on Receivables to be made directly to lockboxes designated by the Agent or in such other manner as the Agent may direct, and
(ii) promptly deposit all payments received by the Borrower on account of Receivables, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in one or more accounts designated by the Agent in precisely the form received (but with any endorsements of the Borrower necessary for deposit or collection), subject to withdrawal by the Agent only, as hereinafter provided, and until such payments are deposited, such payments shall be deemed to be held in trust by the Borrower for and as the Lenders' property and shall not be commingled with the Borrower's other funds. All remittances and payments that are deposited in accordance with the foregoing will, after two Business Days (or three Business Days in the case of deposits that are made after 1:00 p.m. (New York time)), be applied by the Agent to reduce the outstanding balance of the Revolving Credit Loans, subject to final collection in cash of the item deposited.

               Upon the occurrence and continuance of an Event of Default, the Agent may send a notice of assignment and/or notice of the Agent's security interest to any and all Customers or any third party holding or otherwise concerned with any of the Collateral, and thereafter the Agent shall have the sole right to collect the Receivables and/or take possession of the Collateral and the books and records relating thereto. Upon the occurrence and continuance of an Event of Default, the Borrower shall not, without the Agent's prior written consent, grant any extension of the time of payment of any Receivable, compromise or settle any Receivable for less than the full amount thereof, release, in whole or in part, any person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon.

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               (1) (i) Upon the occurrence and continuance of an Event of
Default, the Borrower hereby constitutes the Agent or the Agent's designee as the Borrower's attorney-in-fact with power to endorse the Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into its possession; to sign the Borrower's name on any invoice or bill of lading relating to any Receivables, drafts against Customers, assignments and verifications of Receivables and notices to Customers; to send verifications of Receivables; upon the occurrence and continuance of an Event of Default, to notify the Postal Service authorities to change the address for delivery of mail addressed to the Borrower to such address as the Agent may designate; and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission, for any error of judgment or for any mistake of fact or law, provided that the Agent or its designee shall not be relieved of liability to the extent it is determined by a final judicial decision that its act, error or mistake constituted gross negligence or willful misconduct. This power of attorney being coupled with an interest is irrevocable until all of the Obligations are paid in full and this Agreement and the Total Commitment is terminated.

                      (ii) The Agent, without notice to or consent of the Borrower, upon the occurrence and during the continuance of an Event of Default,
(A) may sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Receivables or any securities, instruments or insurance applicable thereto and/or release the obligor thereon; (B) is authorized and empowered to accept the return of the goods represented by any of the Receivables; and (C) shall have the right to receive, endorse, assign and/or deliver in its name or the name of the Borrower any and all checks, drafts and other instruments for the payment of money relating to the Receivables, and the Borrower hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.

               (2) Nothing herein contained shall be construed to constitute the Borrower as agent of the Agent for any purpose whatsoever, and the Agent shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by a final judicial decision that the Agent's or a Lender's act or omission constituted gross negligence or willful misconduct). The Agent and the Lenders shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Receivables or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent it is determined by a final judicial decision that the Agent's or such Lender's error, omission or delay constituted gross negligence or willful misconduct). The Agent and the Lenders do not, by anything herein or in any assignment or otherwise, assume the Borrower's obligations under any contract or agreement assigned to the Agent or the

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Lenders, and the Agent and the Lenders shall not be responsible in any way for the performance by the Borrower of any of the terms and conditions thereof.

               (3) If any of the Receivables includes a charge for any tax payable to any governmental tax authority, the Agent is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the account of the Borrower and to charge the Borrower's account therefor. The Borrower shall notify the Agent if any Receivables include any tax due to any such taxing authority and, in the absence of such notice, the Agent shall have the right to retain the full proceeds of such Receivables and shall not be liable for any taxes that may be due from the Borrower by reason of the sale and delivery creating such Receivables.

               SECTION 10.2. Receivables Documentation. The Borrower will, in addition to the monthly Receivables agings delivered pursuant to this Agreement, and upon the occurrence and continuance of an Event of Default, at such intervals as the Agent may require, furnish such further schedules and/or information as the Agent may require relating to the Receivables, including, without limitation, sales invoices. In addition, the Borrower shall notify the Agent of any non-compliance in respect of the representations, warranties and covenants contained in Section 10.03 hereof. The items to be provided under this
Section 10.02 are to be in form satisfactory to the Agent and are to be executed and delivered to the Agent from time to time solely for its convenience in maintaining records of the Collateral; the Borrower's failure to give any of such items to the Agent shall not affect, terminate, modify or otherwise limit the Agent's Lien or security interest in the Collateral.

               SECTION 10.3. Status of Receivables and Other Collateral. The Borrower covenants, represents and warrants that: (a) it shall be the sole owner, free and clear of all Liens except in favor of the Agent or otherwise permitted hereunder, of and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral owned by it;
(b) none of the transactions underlying or giving rise to any Eligible Receivable shall violate any applicable state or federal laws or regulations, and all documents relating to any Eligible Receivable shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (c) to its knowledge without inquiry, each Customer, guarantor or endorser with respect to any Eligible Receivable is solvent and will continue to be fully able to pay all Eligible Receivables on which it is obligated in full when due; (d) all documents and agreements relating to Eligible Receivables shall be true and correct and in all respects what they purport to be; (e) to the best of its knowledge, all signatures and endorsements that appear on all documents and agreements relating to Eligible Receivables shall be genuine and all signatories and endorsers with respect thereto shall have full capacity to contract; (f) it shall maintain books and records pertaining to the Collateral in such detail, form and scope as the Agent shall reasonably require; (g) it will immediately notify the Agent if any accounts arise out of contracts with

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the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by the Agent in order that all monies due or to become due under any such contract shall be assigned to the Agent and notice thereof given to the United States Government under the Federal Assignment of Claims Act of 1940; (h) it will, immediately upon learning thereof, report to the Agent any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectability of any of the Collateral; (i) if any amount payable under or in connection with any Eligible Receivable is evidenced by a promissory note or other instrument, as such terms are defined in the Uniform Commercial Code, such promissory note or instrument shall be promptly pledged, endorsed, assigned and delivered to the Agent as additional collateral; (j) it shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the industry; and (k) it is not nor shall it be entitled to pledge the Lenders' credit on any purchases or for any purpose whatsoever.

               SECTION 10.4. Monthly Statement of Account. The Agent shall render to the Borrower each month a statement of the Borrower's account, which shall constitute an account stated and shall be deemed to be correct and accepted by and be binding upon the Borrower unless the Agent receives a written statement of the Borrower's exceptions within 30 days after such statement was rendered to the Borrower.

               SECTION 10.5. Collateral Custodian. Upon the occurrence and continuance of an Event of Default, the Agent may at any time and from time to time employ and maintain in the premises of the Borrower a custodian selected by the Agent who shall have full authority to do all acts necessary to protect the Agent's and Lenders' interests and to report to the Agent thereon. The Borrower hereby agrees to cooperate with any such custodian and to do whatever the Agent may reasonably request to preserve the Collateral. All costs and expenses incurred by the Agent by reason of the employment of the custodian shall be charged to the Borrower's account and added to the Obligations.

11.     MISCELLANEOUS

             SECTION 11.1. Notices. Notices, consents and other communications provided for herein shall be in writing and shall be delivered or mailed (or in the case of telex or facsimile communication, delivered by telex, graphic scanning, telecopier or other telecommunications equipment, with receipt confirmed (and followed by a hard copy delivered or mailed (but the failure to do so shall not invalidate such notice, consent or other communication)), addressed:

               (1) if to the Borrower or Grantors, c/o Behrman Capital, Four Embarcadero Center, Suite 3640, San Francisco, CA 94111, Facsimile (415)

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        434-7310, Attention: William M. Matthes, with copies to (i) The
        Management Network Group (TMNG), 38 Devonshire Drive, Oak Brook, Illinois 60523, Facsimile (630) 920-1350, Attention: Micky Woo and (ii) Latham & Watkins, 213 South Wacker Drive, 5800 Sears Tower, Chicago, Illinois 60606, Facsimile (312) 993-9767, Attention: Philip J. Perzek, Esq.;

               (2) if to the Agent, at The Chase Manhattan Bank, 633 Third Avenue, Structured Finance, 7th Floor, New York, New York 10017, Facsimile (212) 622-5218, Attention: Credit Deputy, with a copy to Kaye, Scholer, et al., LLP, 425 Park Avenue, New York, New York 10022, Facsimile (212) 836-6475, Attention: Jeffrey M. Epstein, Esq.; and

               (3) if to any Lender, at the address set forth below its name in
        Schedule 2.01 annexed hereto.

All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if hand delivered or three days after being sent by registered or certified mail, postage prepaid, return receipt requested, if by mail, or upon receipt if by any telex, facsimile or other telecommunications equipment, in each case addressed to such party as provided in this Section 11.01 or in accordance with the latest unrevoked direction from such party.

               SECTION 11.2. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower or any of its subsidiaries herein and in the certificates or other instruments prepared or delivered in connection with this Agreement, any of the Security Documents, any Guarantee or any other Loan Document, shall be considered to have been relied upon by the Lenders and shall survive the making by the Lenders of the Loans and the execution and delivery to the Lenders of the Notes and occurrence of any other Credit Event and shall continue in full force and effect as long as the principal of or any accrued interest on the Notes or any other fee or amount payable under the Notes or this Agreement or any other Loan Document is outstanding and unpaid and so long as the Total Commitment has not been terminated.

             SECTION 11.3. Successors and Assigns; Participations. (a)
Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Party, any ERISA Affiliate, any subsidiary of any thereof, the Agent or the Lenders, that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. Without limiting the generality of the foregoing, the Borrower specifically confirms that any Lender may at any time and from time to time pledge or otherwise grant a security interest in any Loan or any Note (or any part thereof) to any Federal

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Reserve Bank. The Borrower may not assign or transfer any of its rights or obligations hereunder without the written consent of all the Lenders.

               (1) Each Lender, without the consent of the Borrower or the Agent, may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment) and the Loans owing to it and undrawn Letters of Credit and the Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the banks or other entities buying participations shall be entitled to the cost protection provisions contained in Sections 2.10, 2.12 and 2.15 hereof, but only to the extent any of such Sections would be available to the Lender which sold such participation, and (iv) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; provided, further, however, that each Lender shall retain the sole right and responsibility to enforce the obligations of the Loan Parties relating to the Loans, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement, other than amendments, modifications or waivers with respect to decreasing any fees payable hereunder or the amount of principal or the rate of interest payable on, or the dates fixed for any payment of principal of or interest on, the Loans or changing or extending the Commitments or the release of all Collateral.

               (2) Each Lender may assign by novation, to any one or more banks or other entities without the prior written consent of the Borrower but with the prior written consent of the Agent (which consent shall not be unreasonably withheld), all or a portion of its interests, rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment and the same portion of the Loans and undrawn Letters of Credit at the time owing to it and the Note or Notes held by it), provided, however, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Lender's rights and obligations under this Agreement, which shall include the same percentage interest in the Loans, Letters of Credit and Notes, (ii) the amount of the Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall be in a minimum principal amount of $5,000,000 (unless to another Lender, in which event there shall be no minimum requirement) in the aggregate for the Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment of such Lender and the amount of the Revolving Credit Commitment,

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Term Loan-A Commitment and Term Loan-B Commitment of such Lender shall not be less than $5,000,000 or shall be zero (unless such Lender's minimum hold position shall fall below $5,000,000 by reason of an assignment to another Lender), (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with any Note subject to such assignment and a processing and recordation fee of $5,000 and (iv) the Assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire in the form provided to such Assignee by the Agent. Upon such execution, delivery, acceptance and recording and after receipt of the written consent of the Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (x) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and under the other Loan Documents and (y) the Lender which is assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.10, 2.12, 2.15 and 11.04, as well as any fees accrued for its account hereunder and not yet paid).

             (3) By executing and delivering an Assignment and Acceptance, the Lender which is assignor thereunder and the assignee thereunder confirm to, and agree with, each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereunder free and clear of any adverse claim, and that its Commitment and the outstanding balance of its Loans and participations in Letters of Credit, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, perfection, genuineness, sufficiency or value of this Agreement, the other Loan Documents or any Collateral with respect thereto or any other instrument or document furnished pursuant hereto or thereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of their respective obligations under this Agreement, any Guarantees or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance and confirms that it has received a copy of this Agreement, any Guarantees and of the other Loan Documents, together with copies of financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such

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Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

               (4) The Agent shall maintain at its address referred to in
Section 11.01 hereof a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment, as the case may be, of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

               (5) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee together with any Note or Notes subject to such assignment, any processing and recordation fee and, if required, an Administrative Questionnaire and the written consent to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is precisely in the form of Exhibit F annexed hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Lenders and the Borrower. Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent in exchange for each surrendered Note or Notes a new Note or Notes to the order of such assignee in an amount equal to its portion of the Term Loan-A Commitment, Term Loan-B Commitment and Revolving Credit Commitment assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained any Term Loan-A Commitment, Term Loan-B Commitment and Revolving Credit Commitment hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Term Loan-A Commitment, Term Loan-B Commitment and Revolving Credit Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, or, with respect to the Term Notes-A and the Term Notes-B, the principal amount of the Term Notes-A and the Term Notes-B, as the case may be, outstanding at such time as evidenced by the Term Note-A or Notes or Term Note-B or Notes, as the case may be, shall be dated the effective date of such Assignment and

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Acceptance and shall otherwise be in substantially the form of Exhibit A-1,
Exhibit A-2 or Exhibit B, as the case may be. Notes surrendered to the Borrower shall be canceled by the Borrower.

               (6) Notwithstanding any other provision herein, any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.03, disclose to the assignee or participant or proposed assignee or participant, any information, including, without limitation, any Information, relating to the Borrower furnished to such Lender by or on behalf of the Borrower in connection with this Agreement; provided, however, that prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any confidential Information relating to the Borrower received from such Lender in accordance with Section 11.11 hereof.

               SECTION 11.4. Expenses; Indemnity. (a) The Borrower agrees to pay all reasonable out-of-pocket expenses incurred by the Agent in connection with the preparation of this Agreement and the other Loan Documents or with any amendments, modifications, waivers, extensions, renewals, renegotiations or "workouts" of the provisions hereof or thereof (whether or not the transactions hereby contemplated shall be consummated) or incurred by the Agent or any of the Lenders in connection with the enforcement or protection of its rights in connection with this Agreement or any of the other Loan Documents or with the Loans made or the Notes or Letters of Credit issued hereunder, or in connection with any pending or threatened action, proceeding, or investigation relating to the foregoing, including but not limited to the reasonable fees and disbursements of counsel for the Agent and ongoing field examination expenses and charges, and, in connection with such enforcement or protection, the reasonable fees and disbursements of counsel for the Lenders. The Borrower further indemnifies the Lenders from and agrees to hold them harmless against any documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or the Notes.

               (1) The Borrower indemnifies the Agent and each Lender and their respective directors, officers, employees and agents against, and agrees to hold the Agent, each Lender and each such person harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses, incurred by or asserted against the Lender or any such person arising out of, in any way connected with, or as a result of (i) the use of any of the proceeds of the Loans, (ii) this Agreement, any Guarantees, any of the Security Documents, Recapitalization Documents or the other documents contemplated hereby or thereby, (iii) the performance by the parties hereto and thereto of their respective obligations hereunder and thereunder (including but not limited to the making of the Total Commitment) and consummation of the transactions contemplated hereby and thereby, (iv) breach of any representation or warranty, or (v) any claim, litigation, investigation or proceedings relating to any of the foregoing, whether or not the Agent, any Lender or

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any such person is a party thereto; provided, however, that such indemnity shall not, as to the Agent or any Lender, apply to any such losses, claims, damages, liabilities or related expenses to the extent that they result from the gross negligence or willful misconduct of the Agent or any Lender.

               (2) The Borrower indemnifies, and agrees to defend and hold harmless the Agent and the Lenders and their respective officers, directors, shareholders, agents and employees (collectively, the "Indemnitees") from and against any loss, cost, damage, liability, lien, deficiency, fine, penalty or expense (including, without limitation, reasonable attorneys' fees and reasonable expenses for investigation, removal, cleanup and remedial costs and modification costs incurred to permit, continue or resume normal operations of any property or assets or business of the Borrower or any subsidiary thereof) arising from a violation of, or failure to comply with any Environmental Law and to remove any Lien arising therefrom except to the extent caused by the gross negligence or willful misconduct of any Indemnitee, which any of the Indemnitees may incur or which may be claimed or recorded against any of the Indemnitees by any person.

               (3) The provisions of this Section 11.04 shall remain operative and in full force and effect regardless of the expiration of the term of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or the Notes, or any investigation made by or on behalf of the Agent or any Lender. All amounts due under this Section 11.04 shall be payable on written demand therefor.

               SECTION 11.5. Applicable Law. THIS AGREEMENT AND THE NOTES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

               SECTION 11.6. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender may (and if requested by the Required Lenders, shall) and is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Notes held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or the Notes and although such obligations may be unmatured. Each Lender agrees to notify promptly the Agent and the Borrower after any such setoff and application made by such Lender, but the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies

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(including, without limitation, other rights of setoff) which may be available to such Lender.

               SECTION 11.7. Payments on Business Days. (a) Should the principal of or interest on the Notes or any fee or other amount payable hereunder become due and payable on other than a Business Day, payment in respect thereof may be made on the next succeeding Business Day (except as otherwise specified in the definition of "Interest Period"), and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

               (1) All payments by the Borrower hereunder and all Loans made by the Lenders hereunder shall be made in lawful money of the United States of America in immediately available funds at the office of the Agent set forth in
Section 11.01 hereof.

               SECTION 11.8. Waivers; Amendments. (a) No failure or delay of any Lender in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lenders hereunder are cumulative and not exclusive of any rights or remedies which they may otherwise have. No waiver of any provision of this Agreement or the Notes nor consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be authorized as provided in paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle it to any other or further notice or demand in similar or other circumstances. Each holder of any of the Notes shall be bound by any amendment, modification, waiver or consent authorized as provided herein, whether or not such Note shall have been marked to indicate such amendment, modification, waiver or consent.

               (1) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided, however, that no such agreement shall (i) change the principal amount of, or extend or advance the maturity of or the dates for the payment of principal of or interest on, any Note or reduce the rate of interest on any Note or reduce the Letter of Credit fees referred to in Section 2.20, (ii) change the Revolving Credit Commitment, Term Loan-A Commitment or Term Loan-B Commitment of any Lender or amend or modify the provisions of this Section, Section 2.06, Section 2.13, Section 4.14 or Section 11.04 hereof or the definition of "Required Lenders," or (iii) release any material portion of Collateral, in each case without the prior written consent of each Lender affected thereby and provided, further, however, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent under this Agreement or the other Loan Documents without the written consent of the Agent. Each Lender and holder of any Note shall be bound by any modification or amendment authorized by this Section regardless of whether its Notes shall be marked to make reference thereto, and any consent by any Lender or holder of a Note pursuant to this Section shall bind any person subsequently acquiring a Note from it, whether or not such Note shall be so marked.

               (2) In the event that the Borrower requests, with respect to this Agreement or any other Loan Document, an amendment, modification or waiver and such amendment, modification or waiver would require the unanimous consent of all of the Lenders in accordance with Section 11.08(b) above, and such amendment, modification or waiver is agreed to in writing by the Borrower and the Required Lenders but not by all of the Lenders, then notwithstanding anything to the contrary in Section 11.08(b) above, with the written consent of the Borrower and such Required Lenders, the Borrower and Required Lenders may, but shall not be obligated to, amend this Agreement without the consent of the Lender or Lenders who did not agree to the proposed amendment, modification or waiver (the "Minority Lenders") solely to provide for (i) the termination of the Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment of each Minority Lender, (ii) the assignment in accordance with Section 11.03 hereof to one or more persons of each Minority Lender's interests, rights and obligations under this Agreement (including, without limitation, all of such Minority Lender's Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment as well as its portion of all outstanding Loans and the Note or Notes held by such Minority Lender) and the other Loan Documents and/or an increase in the Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment of one or more Required Lenders, in each case so that after giving effect thereto the Total Revolving Credit Commitment, Total Term Loan-A Commitment and Total Term Loan-B Commitment shall be in the same amounts as prior to the events described in this paragraph, (iii) the repayment to the Minority Lenders in full of all Loans outstanding and accrued interest thereon at the time of the assignment and/or increase in Commitments described in clause
(ii) above with the proceeds of Loans made by such persons who are to become Lenders by assignment or with the proceeds of Loans made by Required Lenders who have agreed to increase their Revolving Credit Commitment, Term Loan-A Commitment and Term Loan-B Commitment, (iv) the payment to the Minority Lenders by the Borrower of all fees and other compensation due and owing such Minority Lenders under the terms of this Agreement and the other Loan Documents and (v) such other modifications as the Required Lenders and Borrower shall deem necessary in order to effect the changes specified in clauses (i) through (iv) hereof.

               SECTION 11.9. Severability. In the event any one or more of the provisions contained in this Agreement or in the Notes should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby.

               SECTION 11.10.Entire Agreement; Waiver of Jury Trial, etc. (a) This Agreement, the Notes and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof. Any previous agreement among the parties hereto with respect to the Transactions is superseded by this Agreement, the Notes and the other Loan Documents. Except as expressly provided herein or in the Notes or the Loan Documents (other than this Agreement), nothing in this Agreement, the Notes or in the other Loan Documents, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement, the Notes or the other Loan Documents.

               (1) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement, the Notes, any of the other Loan Documents or the Transactions.

               (2) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph (b) of this Section 11.10 any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

               (3) Each party hereto (i) certifies that no representative, agent or attorney of any Lender has represented, expressly or otherwise, that such Lender would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement, the Notes or the other Loan Documents, as applicable, by, among other things, the mutual waivers and certifications herein.

               SECTION 11.11.Confidentiality. The Agent and the Lenders agree to keep confidential (and to cause their respective officers, directors, employees, agents and representatives to keep confidential) all information, materials and documents furnished to the Agent or any Lender (the "Information"). Notwithstanding the foregoing, the Agent and each Lender shall be permitted to disclose Information (i) to such of its officers, directors, employees, agents and representatives as need to know such Information in connection with its participation in any of the Transactions or the administration of this Agreement or the other Loan Documents; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process, or requested by any governmental agency or authority (in which event to the extent permitted by law, the Agent or a Lender, as applicable, shall promptly notify the Borrower of such requirement and of the Information to which it is applicable and to the extent to which such Information has actually been disclosed); (iii) to the extent such Information (A) becomes publicly available other than as a result of a breach of this Agreement, (B) becomes available to the Agent or such Lender on a non-confidential basis from a source other than a Loan Party or any of their respective subsidiaries or (C) was available to the Agent or such Lender on a non-confidential basis prior to its disclosure to the Agent or such Lender by a Loan Party or any of their respective subsidiaries; (iv) to the extent any Loan Party or any of their respective subsidiaries shall have consented to such disclosure in writing; (v) in connection with the sale of any Collateral pursuant to the provisions of any of the other Loan Documents; or (vi) pursuant to Section 11.03(g) hereof.

               SECTION 11.12.Submission to Jurisdiction. (a) Any legal action or proceeding with respect to this Agreement or the Notes or any other Loan Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each Loan Party hereby accepts for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

               (1) The Borrower hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

               (2) The Borrower hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each such person, as the case may be, at its address set forth in Section
11.01 hereof.

               (3) Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Borrower in any other jurisdiction.

               SECTION 11.13.Counterparts; Facsimile Signature. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Agent. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

             SECTION 11.14.Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

               IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                          THE MANAGEMENT NETWORK GROUP, INC.

                          By:
                              -----------------------------------------------
                             Name:
                             Title:

                          THE CHASE MANHATTAN BANK, as
                          Administrative and Collateral Agent and
                          Lender

                          By:
                              -----------------------------------------------
                             Name:
                             Title:

                          IBJ SCHRODER BANK & TRUST COMPANY,
                          as Syndication Agent and Lender

                          By:
                              -----------------------------------------------
                             Name:
                             Title:

                                                             SCHEDULE 2.01(a)

                             TERM LOAN-A COMMITMENTS

                                                       Approximate
                             Term Loan-A            Percentage of Total
Lender                       Commitment            Term Loan-A Commitment
------                       ----------            ----------------------
The Chase Manhattan Bank     $6,000,000                   50%
633 Third Avenue
New York, NY 10017
Attention: Credit Deputy

IBJ Schroder Bank & Trust    $6,000,000                   50%
Company
One State Street
New York, NY  10004
Attention: TMNG Account Officer

                             TERM LOAN-B COMMITMENTS

                                                       Approximate
                             Term Loan-B            Percentage of Total
Lender                       Commitment            Term Loan-B Commitment
------                       ----------            ----------------------
The Chase Manhattan Bank     $6,000,000                   50%
633 Third Avenue
New York, NY 10017
Attention: Credit Deputy

IBJ Schroder Bank & Trust    $6,000,000                   50%
Company
One State Street
New York, NY  10004
Attention:  TMNG Account Officer

                                                            SCHEDULE 2.01(b)

                          Revolving Credit Commitments

                                                               Approximate
                                      Revolving                Percentage of
                                        Credit               Total Revolving
Lender                                Commitment           Credit Commitment
------                                ----------           -----------------
The Chase Manhattan Bank
633 Third Avenue
New York, New York  10017             $2,500,000                  50%
Attention:  Credit Deputy


IBJ Schroder Bank & Trust             $2,500,000                  50%
Company
One State Street
New York, NY  10004
Attention: TMNG Account Officer

                                                                 SCHEDULE 2.02

                            Domestic Lending Offices

Lender                      Domestic Lending Office
------                      -----------------------
The Chase Manhattan Bank    The Chase Manhattan Bank
                            633 Third Avenue
                            New York, NY 10017
                            Attn: Credit Deputy

IBJ Schroder Bank & Trust   IBJ Schroder Bank & Trust Company
Company                     One State Street
                            New York, NY 10017
                            Attn: TMNG Account Officer

                                                                SCHEDULE 2.03

                           Eurodollar Lending Offices

Lender                       Eurodollar Lending Office
------                       -------------------------
The Chase Manhattan Bank     The Chase Manhattan Bank
                             633 Third Avenue
                             New York, NY 10017
                             Attn: Credit Deputy

IBJ Schroder Bank & Trust    IBJ Schroder Bank & Trust Company
Company                      One State Street
                             New York, NY 10004
                             Attn: TMNG Account Officer

                             REVOLVING CREDIT NOTE


                                                              New York, New York
$2,500,000                                                     February 12, 1998

        FOR VALUE RECEIVED, the undersigned, THE MANAGEMENT NETWORK GROUP, INC., (the "Maker"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 633 Third Avenue, New York, New York on the Revolving Credit Termination Date as defined in the Credit Agreement dated as of February 12, 1998, among the Maker, the Lenders named therein and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") or earlier as provided for in the Credit Agreement, the lesser of the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) or the aggregate unpaid principal amount of all Revolving Credit Loans to the Maker from the Lender pursuant to the terms of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, and payable on such dates as determined pursuant to the terms of the Credit Agreement.

        The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

        The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

        All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder i its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

     This Revolving Credit Note is one of the Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayments of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                   THE MANAGEMENT NETWORK GROUP, INC.


                                   By: /s/ RICHARD P. NESPOLA
                                       ------------------------------
                                       Name:  Richard P. Nespola
                                       Title: President & CEO

                               Loans and Payments



                                                                   Unpaid
                    Name of                                      Principal
                   Amount and               Payments             Balance of      Person Making
Date              Type of Loan          Principal Interest          Note            Notation
----              ------------          ------------------       ----------      -------------



                             REVOLVING CREDIT NOTE


                                                              New York, New York
                                                               February 12, 1998

$2,500,000


      FOR VALUE RECEIVED, the undersigned, THE MANAGEMENT NETWORK GROUP, INC., (the "Maker"), hereby promises to pay to the order of IBJ SCHRODER BANK & TRUST COMPANY (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 633 Third Avenue, New York, New York on the Revolving Credit Termination Date as defined in the Credit Agreement dated as of February 12, 1998, among the Maker, the Lenders named therein and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") or earlier as provided for in the Credit Agreement, the lesser of the principal sum of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) or the aggregate unpaid principal amount of all Revolving Credit Loans to the Maker from the Lender pursuant to the terms of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, and payable on such dates as determined pursuant to the terms of the Credit Agreement.

      The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

      The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All borrowings evidenced by this Revolving Credit Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records: provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligation of the Maker to make payments of principal and interest in accordance with the terms of this Revolving Credit Note and the Credit Agreement.

        This Revolving Credit Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                        THE MANAGEMENT NETWORK GROUP, INC.



                                        By: /s/ RICHARD P. NESPOLA
                                           -------------------------------------
                                           Name:  Richard P. Nespola
                                           Title: President & CEO

                               Loans and Payment


                                                    Unpaid
            Name of                                 Principal
            Amount and          Payments            Balance of      Person Making
Date        Type of Loan    Principal Interest      Note            Notation
----        ------------    ------------------      ----------      -------------

                                 TERM NOTE - A


$6,000,000                                                   New York, New York
                                                              February 12, 1998



     FOR VALUE RECEIVED, the undersigned, THE MANAGEMENT NETWORK GROUP, INC. (the "Maker"), hereby promises to pa to the order of THE CHASE MANHATTAN BANK (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 633 Third Avenue, New York, New York, in installments and as otherwise provided in
Section 2.04 of the Credit Agreement dated as of February 12, 1998, among the Maker, the Lenders named therein, and the Agent (as the same may be amended, modified or supplemental from time to time in accordance with its terms, the "Credit Agreement") the principal sum of SIX MILLION DOLLARS ($6,000,000), in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

     The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All borrowings evidenced by this Term Note and all payments and prepayments of the principal hereof and interest hereon and the respective date thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Maker to make payments of principal and interest in accordance with the terms of this Term Note and the Credit Agreement.

     This Term Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to herein), which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                           THE MANAGEMENT NETWORK
                                            GROUP, INC.

                                            By: /s/ Richard P. Nespola
                                                ------------------------
                                                Name: Richard P. Nespola
                                                Title: President & CEO

                               Loans and Payment



                                                                     Unpaid
                      Name of                                      Principal
                     Amount and               Payments             Balance of            Person Making
Date                Type of Loan         Principal Interest           Note                  Notation
----                ------------         ------------------        ----------            -------------



                                 TERM NOTE - A


$6,000,000                                                   New York, New York
                                                              February 12, 1998



     FOR VALUE RECEIVED, the undersigned, THE MANAGEMENT NETWORK GROUP, INC. (the "Maker"), hereby promises to pay to the order of THE IBJ SCHRODER BANK & TRUST COMPANY (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 633 Third Avenue, New York, New York, in installments and as otherwise provided in Section 2.04 of the Credit Agreement dated as of February 12, 1998, among the Maker, the Lenders named therein, and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") the principal sum of SIX MILLION DOLLARS ($6,000,000), in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

     The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All borrowings evidenced by this Term Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Maker to make payments of principal and interest in accordance with the terms of this Term Note and the Credit Agreement.

     This Term Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein), which among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                           THE MANAGEMENT NETWORK
                                            GROUP, INC.

                                            By: /s/ Richard P. Nespola
                                                ------------------------
                                                Name: Richard P. Nespola
                                                Title: President & CEO

                               Loans and Payment



                                                                     Unpaid
                      Name of                                      Principal
                     Amount and               Payments             Balance of            Person Making
Date                Type of Loan         Principal Interest           Note                  Notation
----                ------------         ------------------        ----------            -------------



                                  TERM NOTE - B

$6,000,000                                                    New York, New York
                                                               February 12, 1998


     FOR VALUE RECEIVED, the undersigned, THE MANAGEMENT NETWORK GROUP, INC., (the "Maker"), hereby promises to pay to the order of THE CHASE MANHATTAN BANK (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 633 Third Avenue, New York, New York, in installments and as otherwise provided in
Section 2.04 of the Credit Agreement dated as of February 12, 1998, among the Maker, the Lenders named therein, and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") the principal sum of SIX MILLION DOLLARS ($6,000,000), in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

     The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

     The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

     All borrowings evidenced by this Term Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Maker to make payments of principal and interest in accordance with the terms of this Term Note and the Credit Agreement.

     The Term Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit

Agreement, all upon the terms and conditions therein specified. THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                        THE MANAGEMENT NETWORK GROUP, INC.


                                        By: /s/ RICHARD P. NESPOLA
                                            ------------------------------
                                            Name:  Richard P. Nespola
                                            Title: President & CEO

                               Loans and Payment

                                                      Unpaid
                Name of                              Principal
              Amount and           Payments          Balance of   Person Making
Date         Type of Loan     Principal Interest        Note        Notation
----         ------------     ------------------     ----------   -------------

                                 TERM NOTE -- B


$6,000,000                                                    New York, New York
                                                               February 12, 1998


      FOR VALUE RECEIVED, the undersigned, THE MANAGEMENT NETWORK GROUP, INC., (the "Maker"), hereby promises to pay to the order of IBJ SCHRODER BANK & TRUST COMPANY (the "Lender"), at the office of THE CHASE MANHATTAN BANK (the "Agent"), at 633 Third Avenue, New York, New York, in installments and as otherwise provided in Section 2.04 of the Credit Agreement dated as of February 12, 1998, among the Maker, the Lenders named therein, and the Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement") the principal sum of SIX MILLION DOLLARS ($6,000,000), in lawful money of the United States of America in immediately available funds, and to pay interest from the date thereof on the principal amount hereof from time to time outstanding, in like funds, at said office, at a rate or rates per annum and, in each case, payable on such dates as determined pursuant to the terms of the Credit Agreement.

      The Maker promises to pay interest, on demand, on any overdue principal and fees and, to the extent permitted by law, overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

      The Maker hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

      All borrowings evidenced by this Term Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not in any manner affect the obligations of the Maker to make payments of principal and interest in accordance with the terms of this Term Note and the Credit Agreement.

      This Term Note is one of the Notes referred to in the Credit Agreement (and is secured by the Collateral referred to therein), which, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for optional and mandatory prepayment of the principal hereof prior to the maturity hereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. THIS TERM NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                                          THE MANAGEMENT NETWORK
                                          GROUP, INC.


                                          By:  /s/ RICHARD P. NESPOLA
                                             -----------------------------------
                                             Name:  RICHARD P. NESPOLA
                                             Title: PRESIDENT CEO

                               Loans and Payment

                                                     Unpaid
             Name of                                 Principal
             Amount and           Payments           Balance of    Person Making
Date         Type of Loan     Principal Interest     Note          Notation
----         ------------     ------------------     -----------   -------------
